                             EXCELSIOR FUNDS, INC.
                               73 TREMONT STREET
                       BOSTON, MASSACHUSETTS 02108-3913

                                                                  June 13, 1997

To the Shareholders of the
 Productivity Enhancers Fund
 Environmentally-Related Products and Services Fund
 Aging of America Fund
 Communication and Entertainment Fund
 Global Competitors Fund
 Long-Term Supply of Energy Fund

  Enclosed you will find a booklet with two proxy statements in connection with the solicitation of proxies by the Board of Directors of Excelsior Funds, Inc. ("Excelsior") in connection with a Special Meeting of Shareholders of certain portfolios of Excelsior to be held on August 18, 1997.

  The first proxy statement relates to the approval or disapproval of a plan of reorganization involving the Productivity Enhancers Fund, Environmentally-Related Products and Services Fund, Aging of America Fund, Communication and Entertainment Fund and Global Competitors Fund and the transactions contemplated thereby.

  The second proxy statement relates to the approval or disapproval of certain changes to the Long-Term Supply of Energy Fund's fundamental investment policies.

  The Board of Directors recommends that shareholders vote in favor of all proposals.

                                          W. Bruce McConnel, III

                                          Secretary

                             EXCELSIOR FUNDS, INC.
                               73 TREMONT STREET
                       BOSTON, MASSACHUSETTS 02108-3913

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                    OF THE
                         PRODUCTIVITY ENHANCERS FUND,
                     ENVIRONMENTALLY-RELATED PRODUCTS AND
              SERVICES FUND, AGING OF AMERICA FUND, COMMUNICATION
              AND ENTERTAINMENT FUND AND GLOBAL COMPETITORS FUND

                         TO BE HELD ON AUGUST 18, 1997

To the Shareholders of the
 Productivity Enhancers Fund
 Environmentally-Related Products and Services Fund
 Aging of America Fund
 Communication and Entertainment Fund and
 Global Competitors Fund:

  NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders of the Productivity Enhancers Fund, Environmentally-Related Products and Services Fund, Aging of America Fund, Communication and Entertainment Fund and Global Competitors Fund, five investment portfolios offered by Excelsior Funds, Inc. (the "Company"), will be held at the offices of United States Trust Company of New York at 114 West 47th Street, New York, New York on August 18, 1997 at 10:00 a.m. (Eastern time), for the following purposes:

  ITEM 1. To approve or disapprove a Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets and liabilities of the Company's Productivity Enhancers Fund, Environmentally-Related Products and Services Fund, Aging of America Fund, Communication and Entertainment Fund and Global Competitors Fund (the "Transferor Funds") to the Company's Equity Fund (the "Surviving Fund"), in exchange for retail shares and trust shares of the Surviving Fund, and a liquidating distribution of such retail shares and trust shares to holders of retail shares and trust shares, respectively, of the Transferor Funds.

  ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

  YOUR DIRECTORS RECOMMEND THAT YOU VOTE IN FAVOR OF ITEMS 1 AND 2.

  The proposed reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. Appendix A to the Combined Proxy Statement/Prospectus is a copy of the Plan of Reorganization.

  Shareholders of record as of the close of business on June 2, 1997 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

  SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

                                          By the Order of the Board of
                                          Directors

                                          W. Bruce McConnel, III
                                          Secretary
June 13, 1997

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY...................................................................   1
  Proposed Reorganization.................................................   1
  Reasons for Reorganization..............................................   1
  Federal Income Tax Consequences.........................................   2
  Comparison of the Investment Objectives and Policies of the Funds.......   2
  Comparative Fee Table...................................................   4
  Expense Ratios..........................................................   6
  The Investment Advisers.................................................   7
  The Administrators......................................................   8
  The Distributor.........................................................   9
  Administrative Servicing Fee............................................   9
  The Transfer Agent......................................................  11
  The Custodian...........................................................  11
  Fee Waivers and Expense Ratios..........................................  11
  Purchase and Redemption Procedures; Exchange Procedures; Dividends, Dis-
   tributions and Pricing.................................................  11
  Voting Information......................................................  11
  Risk Factors............................................................  11
INFORMATION RELATING TO THE PROPOSED REORGANIZATION.......................  12
  Description of the Plan of Reorganization...............................  12
  Board Consideration.....................................................  14
  Capitalization..........................................................  14
  Federal Income Tax Consequences.........................................  15
COMPARISON OF THE FUNDS...................................................  16
  Investment Objectives and Policies......................................  16
  Fundamental Investment Limitations......................................  17
  Performance.............................................................  18
  Other Information.......................................................  19
INFORMATION RELATING TO VOTING MATTERS....................................  19
  General Information.....................................................  19
  Shareholder and Board Approval..........................................  20
  Quorum..................................................................  20
  Annual Meetings.........................................................  21
ADDITIONAL INFORMATION ABOUT THE FUNDS....................................  21
FINANCIAL HIGHLIGHTS......................................................  22
FINANCIAL STATEMENTS......................................................  29
OTHER BUSINESS............................................................  29
LITIGATION................................................................  29
SHAREHOLDER INQUIRIES.....................................................  29
APPENDIX A--Plan of Reorganization........................................ A-1
APPENDIX B--Management's Discussion of Fund Performance................... B-1

                      COMBINED PROXY STATEMENT/PROSPECTUS
                              DATED JUNE 13, 1997

                             EXCELSIOR FUNDS, INC.
                               73 TREMONT STREET
                       BOSTON, MASSACHUSETTS 02108-3913
                             PHONE (800) 446-1012

  This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of Excelsior Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the Company's Productivity Enhancers Fund, Environmentally-Related Products and Services Fund, Aging of America Fund, Communication and Entertainment Fund and Global Competitors Fund, (each, a "Transferor Fund" and collectively, the "Transferor Funds") to be held at 10:00 a.m. (Eastern time), on August 18, 1997 at the offices of United States Trust Company of New York at 114 West 47th Street, New York, New York, or any adjournment thereof (the "Meeting"). At the Meeting shareholders of the Transferor Funds will be asked to consider and approve a proposed Plan of Reorganization dated as of May 16, 1997 and the transactions contemplated thereby. A copy of the Plan of Reorganization is attached as Appendix A.

  The Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and currently offers shares in twenty investment portfolios. The Transferor Funds and the Company's Equity Fund (the "Surviving Fund") are separate investment portfolios of the Company. The Aging of America Fund, Communication and Entertainment Fund, Global Competitors Fund and Equity Fund each offer two classes of shares, shares and trust shares ("Retail Shares and Trust Shares"). The Productivity Enhancers Fund and Environmentally-Related Products and Services Fund offer only Retail Shares. The investment objective, policies and fundamental limitations of each Transferor Fund are similar to those of the Surviving Fund, and the Surviving Fund's investment advisers have utilized the investment strategies, policies and themes of the Transferor Funds in managing the Surviving Fund. In addition, the purchase and redemption policies and the service providers of each Transferor Fund and the Surviving Fund are the same.

  The Plan of Reorganization provides that each Transferor Fund will transfer all of its assets and liabilities to the Surviving Fund. In exchange for the transfers of these assets and liabilities, the Company will simultaneously issue Retail Shares and Trust Shares in the Surviving Fund to the Aging of America Fund, Communications and Entertainment Fund and Global Competitors Fund and Retail Shares of the Surviving Fund to the Productivity Enhancers Fund and Environmentally-Related Products and Services Fund. Retail and Trust Shares issued by the Surviving Fund to the corresponding holders of Retail and/or Trust Shares of the Transferor Funds are hereinafter referred to as "Corresponding Shares."

  The Transferor Funds will then make liquidating distributions of the Surviving Fund's Corresponding Shares to the shareholders of Retail Shares and Trust Shares of the Transferor Funds, such that each holder of Retail and/or Trust Shares of a Transferor Fund will hold, immediately after the effective time of the reorganization, full and fractional Corresponding Shares in the Surviving Fund with the same aggregate net asset value as the shareholder had in the respective Transferor Fund immediately before the transaction.

  This Combined Proxy Statement/Prospectus sets forth the information that a shareholder of each Transferor Fund should know before voting on the Plan of Reorganization and should be retained for future reference. Additional information is set forth in the Prospectuses relating to Retail Shares and Trust Shares of the Transferor Funds and the Surviving Fund (collectively, the "Funds") dated August 31, 1996, the Statement of Additional Information dated August 31, 1996 relating to the Funds and the Statement of Additional Information dated June 13, 1997 relating to this Combined Proxy Statement/Prospectus. Each of these documents is on file with the Securities and Exchange Commission (the "SEC") and is available without charge upon oral or written request by writing or calling the Company at the address or telephone number indicated above. The information contained in the aforesaid Prospectus and Statements of Additional Information is incorporated herein by reference.

  This Combined Proxy Statement/Prospectus constitutes the Transferor Funds' Proxy Statement for the Meeting, and the Prospectus for the Corresponding Shares of the Surviving Fund that have been registered with the SEC and are to be issued in connection with the reorganization.

  This Combined Proxy Statement/Prospectus is expected to be sent to shareholders of the Transferor Funds on or about June 24, 1997.

  SHARES OF THE TRANSFEROR FUNDS AND THE SURVIVING FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CONNECTICUT, ITS PARENT OR AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.

  AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

  THE SECURITIES OF THE SURVIVING FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY
STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

                                    SUMMARY

  The following is a summary of certain information relating to the proposed reorganization, the parties thereto and the related transactions, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, including the Plan of Reorganization attached as Appendix A hereto, and in the Prospectuses and Statement of Additional Information of the Funds. The Company's Semi-Annual Report to Shareholders and its Annual Report to Shareholders may be obtained free of charge by calling 1-800-446-1012 or by writing the Company at its address given on the first page of this Combined Proxy Statement/Prospectus.

  PROPOSED REORGANIZATION. Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Directors, including the directors who are not "interested persons" within the meaning of the 1940 Act, have determined that the proposed Plan of Reorganization is in the best interests of each Transferor Fund's shareholders.

  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE PLAN OF REORGANIZATION BY THE SHAREHOLDERS OF EACH TRANSFEROR FUND AT THE MEETING.

  Subject to shareholder approval, the Plan of Reorganization provides for the acquisition by the Surviving Fund of all of the assets and liabilities of each Transferor Fund (such assets subject to such liabilities are called the "Assets") in exchange for Corresponding Shares of the Surviving Fund and a liquidating distribution of such Corresponding Shares.

  As a result of the proposed reorganization, each shareholder of a Transferor Fund will become a shareholder of the Surviving Fund and will hold, immediately after the time the reorganization becomes effective (the "Effective Time of the Reorganization"), the same aggregate dollar value of Corresponding Shares of the Surviving Fund as the shareholder held in the particular Transferor Fund immediately before the Effective Time of the Reorganization.

  The Plan of Reorganization provides that in the event the Plan is approved with respect to some but not all of the Transferor Funds, the Board of Directors will abandon the reorganization with respect to all of the Transferor Funds.

  For further information, see "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Description of the Plan of Reorganization."

  REASONS FOR REORGANIZATION. The primary reason for the reorganization is to streamline and simplify the Company's equity products. In connection with its approval of the Plan of Reorganization, the Company's Board of Directors noted that the investment objective and policies of each Transferor Fund were similar to those of the Surviving Fund; that the combined total assets of the Surviving Fund would be considerably greater than those of the Transferor Funds; that the greater aggregate assets upon consummation of the reorganization of the respective Transferor Funds into the Surviving Fund would potentially allow the Surviving Fund to take advantage of the possible benefits of a larger asset base such as economies of scale, lower fixed expense ratios and greater leverage in the market; and that the service providers for each of the Transferor Funds and Surviving Fund were the same. After consideration of the reasons for the proposed reorganization and the proposed operations of the Surviving Fund after the reorganization, and in consideration of the fact that the reorganization will be tax-free and will not dilute the interests of the shareholders of the Transferor Funds or the Surviving Fund, the Board of Directors has authorized the Plan of Reorganization and recommended approval of the Plan of Reorganization by the shareholders of each Transferor Fund. See "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Board Consideration."

  FEDERAL INCOME TAX CONSEQUENCES. Consummation of the reorganization will not give rise to tax liability for federal income tax purposes to any of the Transferor Funds or the Surviving Fund or their respective shareholders. See "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Federal Income Tax Consequences."

  COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS. The investment objective of each Transferor Fund and the Surviving Fund is to seek long-term capital appreciation. The Transferor Funds and the Surviving Fund adhere to a long-term value-based investment philosophy. In order to translate its investment philosophy into more specific guidance for selection of investments, United States Trust Company of New York ("USTNY") and U.S. Trust Company of Connecticut ("USTCT"), the Company's joint investment advisers (collectively, "U.S. Trust" or the "Investment Advisers") uses three specific strategies. These strategies, while identified separately, may overlap so that more than one may be applied in an investment decision.

  U.S. Trust's "PROBLEM/OPPORTUNITY STRATEGY" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from complex problems such as the changing demographics and aging of the U.S. population or the need to enhance industrial productivity. U.S. Trust's second strategy is a "TRANSACTION VALUE" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets changing ownership in public market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value. U.S. Trust's third strategy involves identifying "EARLY LIFE CYCLE" companies whose products are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller companies, but early life cycle companies may also include larger established companies with new products or markets for existing products. U.S. Trust believes that over time the value of such companies should be recognized in the market. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term investment themes" to identify investment opportunities. U.S. Trust believes these longer-term themes represent strong and inexorable trends. U.S. Trust also believes that understanding the instigation, catalysts and effects of these longer-term trends should help to identify companies that are beneficiaries of these trends.

  As discussed further below, the investment approach of the Surviving Fund is slightly broader than each Transferor Fund which has its own narrow investment theme. Each Transferor Fund, under normal market conditions, invests at least 65% of its total assets in companies which U.S. Trust believes are consistent with the theme of such Fund. The investment approach of the Surviving Fund and the investment themes of the Transferor Funds are as follows:

  The EQUITY FUND invests in companies which U.S.Trust believes have value currently not recognized in the market price of the companies' securities. In addition to the investment philosophy discussed above, U.S. Trust has utilized the investment policies and themes of the Transferor Funds and other theme funds of the Company managing the Equity Fund. At the meeting of the Board of Directors on May 16, 1997, the Board approved the changing of the Equity Fund's name to the Blended Equity Fund.

  The PRODUCTIVITY ENHANCERS FUND invests in companies which the U.S. Trust believes will benefit from their roles as innovators, developers and suppliers of goods and services which enhance service and manufacturing productivity, or companies that are most effective at obtaining and applying productivity enhancement developments.

  The ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND invests in companies which U.S. Trust believes will benefit from their provision of products, technologies and services related to conservation, protection and restoration of the environment.

  The AGING OF AMERICA FUND invests in companies which U.S. Trust believes will benefit from the changes occurring in the demographic structure of the U.S. population, particularly its growing proportion of individuals over the age of 40.

  The COMMUNICATION AND ENTERTAINMENT FUND invests in companies which U.S. Trust believes will benefit from the technological and international transformation of the communications and entertainment industries, particularly the convergence of information, communication and entertainment media.

  The GLOBAL COMPETITORS FUND invests primarily in U.S.-based companies which U.S. Trust believes will benefit from their position as effective and strong competitors on a global basis.

  For further information, see "COMPARISON OF THE FUNDS--Investment Objectives and Policies."

  COMPARATIVE FEE TABLE. The following table sets forth: (1) the fees and expenses of the Retail and Trust Shares of the Transferor Funds; (2) the fees and expenses of the Retail and Trust Shares of the Surviving Fund; and (3) the estimated fees and expenses on a pro forma basis giving effect to the proposed reorganization. Hypothetical examples based on the table are shown following the table.


                                                                                            COMMUNICATION
                                 PRODUCTIVITY  ENVIRONMENTALLY                                   AND
                                  ENHANCERS   RELATED PRODUCTS  AGING OF AMERICA            ENTERTAINMENT
                                     FUND     AND SERVICES FUND       FUND                      FUND
                                 ------------ ----------------- ----------------------      ----------------
                                    RETAIL         RETAIL        RETAIL        TRUST        RETAIL    TRUST
                                    SHARES         SHARES        SHARES        SHARES       SHARES    SHARES
                                 ------------ ----------------- --------      --------      ------    ------
SHAREHOLDER
TRANSACTION EXPENSES
Maximum Sales
 Load (as a
 percentage of offering price)       None           None             None          None      None      None
Sales Load on
 Reinvested
 Dividends                           None           None             None          None      None      None
Deferred Sales
 Load                                None           None             None          None      None      None
Redemption
 Fees/1/                             None           None             None          None      None      None
Exchange Fees                        None           None             None          None      None      None
ANNUAL FUND
OPERATING EXPENSES
 (as a percentage of average
 net assets)
Advisory Fees
 (after fee
 waivers)/2/,/3/                      .50%           .26%             .55%          .55%      .55%      .55%
12b-1 Fees/4/                        None           None             None           .35%     None       .35%
Other Operating
 Expenses
 Administrative Servicing Fee/2/      .05%           .05%             .05%          .05%      .05%      .05%
 Other
  Expenses/2/                         .43%           .68%             .35%          .35%      .39%      .39%
                                     ----           ----         --------      --------      ----      ----
Total Operating
 Expenses
 (after fee
 waivers)/2/                          .98%/5/        .99%/5/          .95%/5/      1.30%/6/   .99%/5/  1.34%/6/
                                     ====           ====         ========      ========      ====      ====
                                                                                   PRO FORMA
                                      GLOBAL                                       COMBINED
                                 COMPETITORS FUND             EQUITY FUND        EQUITY FUND+
                                 --------------------------- ------------------- -------------------
                                  RETAIL        TRUST        RETAIL    TRUST     RETAIL    TRUST
                                  SHARES        SHARES       SHARES    SHARES    SHARES    SHARES
                                 ------------- ------------- --------- --------- --------- ---------
SHAREHOLDER
TRANSACTION EXPENSES
Maximum Sales
 Load (as a
 percentage of offering price)        None          None      None      None      None      None
Sales Load on
 Reinvested
 Dividends                            None          None      None      None      None      None
Deferred Sales
 Load                                 None          None      None      None      None      None
Redemption
 Fees/1/                              None          None      None      None      None      None
Exchange Fees                         None          None      None      None      None      None
ANNUAL FUND
OPERATING EXPENSES
 (as a percentage of average
 net assets)
Advisory Fees
 (after fee
 waivers)/2/,/3/                       .55%          .55%      .70%      .70%      .64%      .64%
12b-1 Fees/4/                         None           .35%     None       .35%     None       .35%
Other Operating
 Expenses
 Administrative Servicing Fee/2/       .05%          .05%      .05%      .05%      .05%      .05%
 Other
  Expenses/2/                          .29%          .29%      .26%      .26%      .28%      .28%
                                 ------------- ------------- --------- --------- --------- ---------
Total Operating
 Expenses
 (after fee
 waivers)/2/                           .89%/5/      1.24%/6/  1.01%/5/  1.36%/6/   .97%/5/  1.32%/6/
                                 ============= ============= ========= ========= ========= =========

--------
 + The reorganization of the Transferor Funds into the Surviving Fund will occur only if the shareholders of each Transferor Fund approve the reorganization.
1. The Company's transfer agent imposes a direct $8.00 charge on each wire redemption by noninstitutional (i.e., individual) investors which is not reflected in the expense ratios presented herein. Shareholder organizations may charge their customers transaction fees in connection with redemptions.
2. The Investment Advisers and Administrators may, from time to time, voluntarily waive part of their respective fees, which waivers may be terminated at any time. Until further notice, the Investment Advisers and/or Administrators intend to voluntarily waive fees in an amount equal to the Administrative Servicing Fee; and to further waive fees and reimburse expenses to the extent necessary for Retail Shares and/or Trust Shares (net of 12b-1 fees) of the Productivity Enhancers, Environmentally-Rated Products and Services, Aging of America, Communication and Entertainment and Global Competitors Funds to maintain an annual expense ratio of not more than .99%.
3. Without such fee waivers, "Advisory Fees" would be .60% for Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment and Global Competitors Funds and .75% for the Equity Fund and pro forma combined Equity Fund, respectively.
4. As a result of the payment of sales charges and distribution fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted by NASD Regulations, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Company's Distribution Plan to a certain percentage of total new gross share sales, plus interest. The Company would stop accruing Distribution Plan fees if, to the extent, and for as long as such limit would otherwise be exceeded.
5. Without fee waivers, "Total Operating Expenses" would be 1.08%, 1.33%, 1.00%, 1.04%, .94%, 1.06% and 1.08% for the Retail Shares of the
  Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Global Competitors, Equity and pro forma combined Equity Funds, respectively.
6. Without fee waivers, "Total Operating Expenses" would be 1.35%, 1.39%, 1.29%, 1.41%, and 1.43% for the Trust Shares of the Aging of America, Communication and Entertainment, Global Competitors, Equity and pro forma combined Equity Funds, respectively.

  Example: The following table illustrates the expenses on a $1,000 investment based on the fees and expenses stated in the above Comparative Fee Table, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Productivity Enhancers Fund
   Retail Shares................................  $10     $31     $54     $120
Environmentally-Related Products
 and Services Funds
  Retail Shares.................................  $10     $32     $55     $121
Aging of America Fund
   Retail Shares................................  $10     $30     $53     $117
  Trust Shares..................................  $13     $41     $71     $157
Communication and Entertainment Fund
   Retail Shares................................  $10     $32     $55     $121
  Trust Shares..................................  $14     $42     $73     $161
Global Competitors Fund
   Retail Shares................................  $ 9     $28     $49     $110
  Trust Shares..................................  $13     $39     $68     $150
Equity Fund
   Retail Shares................................  $10     $32     $56     $124
  Trust Shares..................................  $14     $43     $74     $164
Pro Forma Combined Equity Fund
   Retail Shares................................  $10     $31     $54     $119
  Trust Shares..................................  $13     $42     $72     $159

  The purpose of the Example and the Table is to assist investors in understanding the various costs and expenses of investing in shares of the Funds. The example should not be considered a representation of past or future expenses of the Funds. Actual expenses in the Example and Table may vary from year to year and may be higher or lower than those shown above.

  EXPENSE RATIOS. The following table sets forth the ratios of operating expenses to average net assets of the Retail Shares and Trust Shares of the pro forma combined Equity Fund, Retail Shares of the Transferor Funds and Retail and Trust Shares of the Surviving Fund for the period ended March 31, 1997 (a) after fee waivers and (b) absent fee waivers:

                                            PERIOD ENDED MARCH 31, 1997
                                      ---------------------------------------
                                      RATIO OF OPERATING  RATIO OF OPERATING
                                      EXPENSES TO AVERAGE EXPENSES TO AVERAGE
                                       NET ASSETS AFTER    NET ASSETS ABSENT
                                          FEE WAIVERS         FEE WAIVERS
                                      ------------------- -------------------
Pro Forma Combined Equity Fund
  Retail Shares                               .97%               1.08%
  Trust Shares                               1.32%               1.43%
Equity Fund
  Retail Shares                              1.01%               1.06%
  Trust Shares                               1.36%               1.41%
Productivity Enhancers Fund                   .98%               1.08%
Environmentally-Related Products and
 Services Fund                                .99%               1.33%
Aging of America Fund                         .95%               1.00%
Communication and Entertainment Fund          .99%               1.04%
Global Competitors Fund                       .89%                .94%

  As of March 31, 1997, no Transferor Fund had issued any Trust Shares in a public offering.

  THE INVESTMENT ADVISERS. USTNY and USTCT serve as joint investment advisers for each Fund and are entitled to receive advisory fees from them, computed daily and paid monthly, at the annual rates set forth in the table below.

  The following table sets forth comparative data regarding the advisory fees paid to USTNY by the Surviving Fund and the Transferor Funds for the fiscal year ended March 31, 1997:(/1/)


                         ANNUAL ADVISORY FEE                   ADVISORY FEES PAID
                         AS A PERCENTAGE OF                    AS A PERCENTAGE OF
                            AVERAGE DAILY      ADVISORY FEES   AVERAGE DAILY NET
FUND                         NET ASSETS            PAID              ASSETS
----                     ------------------- ----------------- ------------------
Equity                          0.75%           $1,954,607            .70%
                                             [$132,737 Waived]   [.05% Waived]
Productivity Enhancers          0.60%            $129,207             .50%
                                             [$24,184 Waived]    [.10% Waived]
Environmentally Related         0.60%             $17,407             .26%
Products and Services                        [$23,451 Waived]    [.34% Waived]
Aging of America                0.60%            $260,468             .55%
                                             [$21,988 Waived]    [.05% Waived]
Communication and               0.60%            $265,750             .55%
Entertainment                                [$24,461 Waived]    [.05% Waived]
Global Competitors              0.60%            $467,445             .55%
                                             [$36,378 Waived]    [.05% Waived]

--------
1. Effective May 16, 1997, USTCT became a joint investment adviser to each Fund. Prior to May 16, 1997, USTNY was the sole investment adviser to each Fund.

  U.S. Trust manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales.

  THE ADMINISTRATORS. Administrative services are provided to each of the Transferor Funds and to the Surviving Fund by Chase Global Funds Services Company ("CGFSC"), Federated Administrative Services ("Federated") and USTCT (collectively, the "Administrators"). The Administrators also provide administrative services to the other investment portfolios of the Company and to all of the investment portfolios of Excelsior Tax-Exempt Fund and Excelsior Institutional Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor (as defined below). For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (except for the international portfolios of the Company and Excelsior Institutional Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Company and Excelsior Institutional Trust) as follows:

                  COMBINED AGGREGATE AVERAGE DAILY NET ASSETS
                 OF THE COMPANY, EXCELSIOR TAX-EXEMPT FUND AND
                   EXCELSIOR INSTITUTIONAL TRUST (EXCLUDING
                  THE INTERNATIONAL PORTFOLIOS OF THE COMPANY
                      AND EXCELSIOR INSTITUTIONAL TRUST)
                   ---------------------------------------

                    ANNUAL FEE
                    ----------
First $200 million     .200%
Next $200 million      .175%
Over $400 million      .150%

  Administration fees payable to the Administrators by each portfolio of the Company, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination.

  The following table sets forth comparative data regarding the administration fees paid by the Surviving Fund and the Transferor Funds for the fiscal year ended March 31, 1997:/1/

                                                      ADMINISTRATION FEES
                                                      PAID AS A PERCENTAGE
                                      ADMINISTRATION  OF AVERAGE DAILY NET
        FUND                             FEES PAID           ASSETS
        ----                          --------------- --------------------
Equity                                   $422,505            .153%
                                      [$5,344 Waived]    [.001% Waived]
Productivity Enhancers                    $39,258            .153%
                                        [$7 Waived]       [0% Waived]
Environmentally Related Products and      $12,255            .179%
Services                                [$2 Waived]       [0% Waived]
Aging of America                          $72,337            .154%
                                       [$43 Waived]       [0% Waived]
Communication and Entertainment           $74,244            .153%
                                       [$43 Waived]       [0% Waived]
Global Competitors                       $129,073            .154%
                                       [$14 Waived]       [0% Waived]

--------
1. Effective May 16, 1997, USTCT replaced USTNY as a co-administrator to each Fund. Prior to May 16, 1997, USTNY served as a co-administrator to each Fund. References to the Administrators for periods prior to May 16, 1997 shall mean CGFSC, Federated and USTNY.

  THE DISTRIBUTOR. Edgewood Services, Inc., (the "Distributor") an affiliate of Federated Administrative Services, serves as sponsor and underwriter of each of the Transferor Funds and of the Surviving Fund.

  Under the Company's Distribution Agreement and Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust Shares of the Equity, Aging of America, Communication and Entertainment, and Global Competitors Funds may compensate the Distributor (or any other person) monthly for distribution expenses in an amount not to exceed the annual rate of .75% of the average daily net asset value of the Fund's outstanding Trust Shares. Trust Shares of such Funds currently bear distribution fees at the annual rate of .35% of the average daily net asset value of the Fund's outstanding Trust Shares. Distribution expenses include (1) direct out-of-pocket promotional expenses incurred by the Distributor in connection with the advertising and marketing of Shares including but not limited to amounts spent by the Distributor in connection with advertising via radio, television, newspapers, magazines and otherwise; preparing, printing and mailing sales materials, brochures and prospectuses (except for prospectuses used for regulatory purposes or for distribution to existing shareholders); and other out-of-pocket expenses incurred in connection with the promotion of the Shares; and
(2) payments to one or more securities dealers, financial institutions or other industry professionals and financial intermediaries, such as but not limited to investment advisers, accountants and estate planning firms, including affiliates of the Distributor (severally, a "Distribution Organization") for distribution assistance.

  ADMINISTRATIVE SERVICING FEE. Each of the Transferor Funds and the Surviving Fund may enter into Servicing Agreements with Service Organizations which agree to provide their customers with various administrative support services. Service Organizations include customers of U.S. Trust, its affiliates and correspondent banks, and other institutions. As consideration for the administrative services provided, a Fund will pay each Service Organization an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the Service Organization's customers. Administrative services may include but are not limited to assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. U.S. Trust and the Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

  The following table sets forth comparative information regarding the sales charges, 12b-1 fees and administrative service fees paid by the Transferor Funds and the Surviving Fund for the fiscal year ended March 31, 1997:

                             MAXIMUM                         12B-1 FEES        ADMINISTRATIVE SERVICE FEES
                          SALES CHARGE                 ----------------------- ---------------------------
                         AS A PERCENTAGE               PERCENTAGE OF           PERCENTAGE OF FEES PAID TO
                            OF PUBLIC    TOTAL SALES   AVERAGE DAILY           AVERAGE DAILY    SERVICE
FUND AND CLASS           OFFERING PRICE  CHARGES PAID   NET ASSETS   FEES PAID  NET ASSETS   ORGANIZATIONS
--------------           --------------- ------------  ------------- --------- ------------- -------------
Equity
 Retail                       4.5%+         $3,806          N/A         N/A
                                           [$  823]++                            .05%++++*      $132,737*
                                                                                               [$118,778]++*
 Trust                        4.5%+         $    0          .35%+++     $88
                                           [$    0]++                   [$0]++
Productivity Enhancers
 Retail                       4.5%+         $  495          N/A         N/A      .05%++++       $ 13,268
                                           [$  430]++                                          [$ 13,268]+
Environmentally Related
 Products & Services
 Retail                       4.5%+         $   71          N/A         N/A      .05%++++       $  3,484
                                           [$    0]++                                          [$  3,484]++
Aging of America
 Retail                       4.5%+         $  715          N/A         N/A      .05%++++       $ 21,988
                                           [$  430]++                                          [$ 21,968]++
Communication and
  Entertainment
 Retail                       4.5%+         $  587          N/A         N/A      .05%++++       $ 24,461
                                           [$   90]++                                          [$ 24,409]++
Global Competitors
 Retail                       4.5%+         $  735          N/A         N/A      .04%++++       $ 36,378
                                           [$  400]++                                          [$ 36,376]++

--------
   +Effective February 14, 1997, Retail and Trust Shares are no longer subject to a sales charge.
  ++Represents portion of sales charge, 12b-1 fee or administrative service fee paid to affiliates of U.S. Trust.
 +++Maximum annual rate is .75%.
++++ Maximum annual rate is .40%.
   *Represents Administrative Service Fees charged to the Equity Fund and not a particular class of such Fund.

As of March 31, 1997, no Transferor Fund has issued Trust Shares in a public offering.

  THE TRANSFER AGENT. USTNY serves as the transfer and dividend disbursing agent for both the Transferor Funds and the Surviving Fund. USTNY has entered into a sub-transfer agency arrangement with CGFSC pursuant to which CGFSC provides certain transfer agent, dividend disbursement and registrar services to both the Transferor Funds and the Surviving Fund.

  THE CUSTODIAN. The Chase Manhattan Bank serves as custodian of the assets of both the Transferor Funds and the Surviving Fund.

  FEE WAIVERS AND EXPENSE RATIOS. Except as otherwise noted, the service providers bear all expenses in connection with the performance of their services, and the Funds each bear the expenses incurred in their operations. From time to time, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and may also reimburse the Funds for a portion of other expenses. U.S. Trust is voluntarily waiving fees to the extent necessary for each Transferor Fund to maintain an annual expense ratio of not more than 0.99%.

  PURCHASE AND REDEMPTION PROCEDURES; EXCHANGE PROCEDURES; DIVIDENDS, DISTRIBUTIONS AND PRICING. The procedures for purchasing, redeeming and exchanging Retail and Trust Shares of the Transferor Funds are the same as those of the Surviving Fund. Additionally, dividends from net investment income are declared and paid quarterly for both the Transferor Funds and the Surviving Fund, and net realized gains (if any) for these Funds are distributed at least annually. The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange. The procedures for valuing the Assets of each Transferor Fund are the same as for those of the Surviving Fund.

  Additional information concerning each Fund's purchase, redemption, exchange, dividends and distributions and pricing procedures is contained in the Funds' Prospectuses.

  VOTING INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Company's Board of Directors in connection with a Special Meeting of Shareholders to be held at the offices of U.S. Trust at 114 West 47th Street, New York, New York, on August 18, 1997 at 10:00 a.m. Eastern time. Only Shareholders of record at the close of business on June 2, 1997 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each share or fraction thereof is entitled to one vote or fraction thereof and all shares will vote separately by Fund. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. For additional information, including a description of the shareholder vote required for approval of the Plan of Reorganization and related transactions contemplated thereby, see "INFORMATION RELATING TO VOTING MATTERS."

  RISK FACTORS. The following discussion highlights the principal risk factors associated with an investment in the Transferor Funds and the Surviving Fund and is qualified in its entirety by the more extensive discussion in "COMPARISON OF THE FUNDS--Investment Objectives and Policies and Fundamental Investment Limitations."

  Because of the similarities of the investment objectives and policies of the Transferor Funds and the Surviving Fund, U.S. Trust believes that an investment in the Surviving Fund involves risks that are similar to those of the Transferor Funds. These investment risks include those typically associated with investing in a portfolio of common stocks and securities convertible into common stock and to a lesser degree, debt securities. Generally, the Transferor Funds and the Surviving Fund are subject to market risk, interest rate risk and in some cases, industry risk. Market risk is the possibility that stock prices will decline over short or even extended periods. Stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the values of each Fund. The prices of bonds and other debt instruments generally fluctuate inversely with interest rate changes. Therefore, interest rate risk is the risk that the prices of debt instruments held by a Fund will decrease as interest rates increase. Factors affecting debt securities will affect all of the Funds' debt holdings.

  Industry risk is the possibility that a particular group of stocks will decline in price due to industry-specific developments. This risk may be more pronounced for the Transferor Funds than the Surviving Fund because the Transferor Funds, unlike the Surviving Fund, tend to invest their holdings in a small number of industries.

  The Transferor Funds and the Surviving Fund may invest in common stock; securities convertible into common stock; investment grade debt securities; warrants; U.S. government securities; high quality money market instruments; repurchase agreements; and securities of foreign issuers, either directly or indirectly through sponsored and unsponsored American Depository Receipts. In addition, the Transferor Funds and the Surviving Fund may invest up to 10% of the value of their respective total assets in money market fund securities; lend their respective portfolio securities; purchase eligible securities on a "when-issued" basis; purchase or sell securities on a "forward commitment" basis; participate in forward currency contracts; invest in equity real estate investment trusts; write covered call options and enter into closing purchase transactions with respect to such options and invest up to 10% of their respective net assets in illiquid securities. A description of the risks associated with such securities is included in the Company's prospectuses dated August 31, 1996 and is incorporated herein by reference.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

  The terms and conditions under which the reorganization may be consummated are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a copy of which is attached as Appendix A to this Combined Proxy
Statement/Prospectus.

  DESCRIPTION OF THE PLAN OF REORGANIZATION. The Plan of Reorganization provides that at the Effective Time of the Reorganization, all of the Assets of each Transferor Fund will be transferred to the Surviving Fund, such that at and after the Effective Time of the Reorganization, the Assets (and liabilities) of the Transferor Fund will become and be the Assets (and liabilities) of the Surviving Fund. In exchange for the transfer of Assets, the Company will assume the liability of each Transferor Fund and issue to each Transferor Fund full and fractional Corresponding Shares of the Surviving Fund. The number of Corresponding Shares of the Surviving Fund so issued will have an aggregate net asset value equal to the aggregate net asset value of the Retail and Trust Shares of the particular Transferor Fund that are outstanding immediately prior to the Effective Time of the Reorganization. Each Transferor Fund will make a liquidating distribution of such shares to its shareholders. At and after the Effective Time of the Reorganization, all debts, liabilities and obligations of each Transferor Fund will attach to the Surviving Fund and may thereafter be enforced against the Surviving Fund to the same extent as if they had been incurred by it.

  Subsequent to the Reorganization, U.S. Trust, in light of the investment policies of the Surviving Fund, may liquidate a number of portfolio holdings that the Surviving Fund received from certain of the Transferor Funds. The Surviving Fund intends to distribute any capital gains and/or losses incurred from the sale of certain holdings of the Transferor Funds to its shareholders. Such distribution will be taxed as capital gains and/or losses to the shareholders of the Surviving Fund. Transaction costs are expected to have a minimal effect on the amount of distributions received by shareholders from the Surviving Fund.

  The Plan of Reorganization provides that the Board of Directors of the Company will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to the shareholders of each of the Transferor Funds all undistributed ordinary income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

  The stock transfer books of the Company for the Transferor Funds will be permanently closed as of the close of business on the day immediately preceding the Effective Time of the Reorganization. Redemption requests received thereafter by the Company with respect to the Transferor Funds will be deemed to be redemption requests for the Surviving Fund. If any Transferor Fund shares held by a Transferor Fund shareholder are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the Surviving Fund shares issued to the shareholder in the reorganization will be redeemed.

  The reorganization is subject to a number of conditions, including approval of the Plan of Reorganization and the transactions contemplated therein by the shareholders of the respective Transferor Funds, and the receipt of certain legal opinions described in the Plan of Reorganization including a legal opinion of Drinker Biddle & Reath LLP that Corresponding Shares of the Surviving Fund issued to shareholders of the Transferor Funds in accordance with the terms of the Plan of Reorganization will be validly issued, fully paid and nonassessable. The Company, by consent of its Board of Directors, may waive any condition to the obligations of any Transferor Funds or Surviving Fund under the Plan of Reorganization if, in its or such officer's judgment, such waiver will not have a material adverse affect on the interests of the shareholders of the Transferor Funds and Surviving Fund.

  The expenses incurred in connection with the reorganization will be borne by USTNY.

  Assuming satisfaction of the conditions in the Plan of Reorganization, the Effective Time of the Reorganization will be on September 15, 1997, or such other date as is scheduled by the Company.

  The Plan of Reorganization and the reorganization described therein may be abandoned at any time for any reason prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Directors of the Company. The Plan of Reorganization provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Plan of Reorganization by the shareholders of the Transferor Funds the Company may, upon authorization by the Board of Directors of the Company, and with or without the approval of the shareholders, amend any of the provisions of the Plan of Reorganization. The Plan of Reorganization provides that in the event the Plan is approved with respect to some but not all of the Transferor Funds, the Board of Directors will abandon the reorganization with respect to all of the Transferor Funds.

  BOARD CONSIDERATION. The Board of Directors of the Company considered the proposed reorganization at meetings held on February 12, 1997 and May 16, 1997. In considering the Plan of Reorganization, the Company's Board of Directors considered the terms of the Plan of Reorganization; a comparison of each Transferor Fund's expense ratio with those of the Surviving Fund; the recommendation of U.S. Trust with respect to the proposed reorganization; the fact that the proposed reorganization would be conducted on a tax-free basis; and the fact that the interests of shareholders would not be diluted as a result of the reorganization. In connection with its approval of the Plan of Reorganization, the Company's directors noted that the investment objectives and fundamental investment limitations of each Transferor Fund were similar to those of the Surviving Fund. The Board noted the advantage of simplifying and streamlining the equity products offered by the Company. The directors considered the difficulties in classifying the Transferor Funds within their industry peer groups, the related difficulties in marketing the Transferor Funds, and the resultant investor confusion; and that the combination of the Transferor Funds into the Surviving Fund would allow for the development of a unified marketing strategy for equity products which could lead to greater asset growth. The Board of Directors also reviewed the potential advantages of a larger asset base such as economies of scale and lower expense ratios. The Board of Directors reviewed the expected costs of the reorganization, and noted U.S. Trust's commitment to pay all expenses in connection with the reorganization.

  Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Company's Board of Directors unanimously determined that (i) the proposed reorganization was in the best interests of each of the Transferor Funds and the Surviving Fund, (ii) that the interests of existing shareholders of the Funds will not be diluted as a result of the transaction, and recommended the approval of the Plan of Reorganization by shareholders of each Transferor Fund at the Meeting. The Plan of Reorganization in the form attached hereto as Appendix A was approved by the Board of Directors on May 16, 1997.

  CAPITALIZATION. Because the Transferor Funds will be combined with the Surviving Fund in the reorganization, the total capitalization of the Surviving Fund after the reorganization is expected to be greater than the current capitalization of each Transferor Fund. The following table sets forth as of March 31, 1997 (i) the capitalization of each Transferor Fund; (ii) the capitalization of the Surviving Fund; and (iii) the pro forma capitalization of the Surviving Fund as adjusted to give effect to the proposed reorganization of the Transferor Funds. The table below reflects the scenario whereby all the Transferor Funds will reorganize into the Surviving Fund. The proposed reorganization is structured such that all the Transferor Funds will combine or none are to reorganize. As of March 31, 1997, the Transferor Funds had not issued Trust Shares. There is, of course, no assurance that the reorganization will be consummated. Moreover, if consummated, the capitalization of each Fund is likely to be different at the Effective Time of the Reorganization as a result of daily share purchase and redemption activity in the Funds.

                                    ENVIRON-
                                    MENTALLY-               COMMUNICATION
                     PRODUCTIVITY    RELATED     AGING OF        AND        GLOBAL                    PRO-FORMA
                      ENHANCERS   PRODUCTS AND    AMERICA   ENTERTAINMENT COMPETITORS    EQUITY    COMBINED EQUITY
                         FUND     SERVICES FUND    FUND         FUND         FUND         FUND          FUND
                     ------------ ------------- ----------- ------------- ----------- ------------ ---------------
Total Net Assets
  Retail Shares      $18,057,247   $8,868,844   $45,057,554  $34,696,491  $81,921,799 $306,989,598  $495,591,533
  Trust Shares               --           --            --           --           --  $     81,040  $     81,040
Shares Outstanding
  Retail Shares        2,209,782      949,105     4,444,010    3,363,248    7,194,476   11,893,854    19,201,173
  Trust Shares               --           --            --           --           --         3,144         3,144
Net Asset Value Per
 Share
  Retail Shares      $      8.17   $     9.34   $     10.14  $     10.32  $     11.39 $      25.81  $      25.81
  Trust Shares               --           --            --           --           --  $      25.78  $      25.78

  As of March 31, 1997, no Transferor Fund had issued Trust Shares in a public offering.

  FEDERAL INCOME TAX CONSEQUENCES. Consummation of the transaction is subject to the condition that the Company receive an opinion from Drinker Biddle & Reath LLP, subject to appropriate factual assumptions, to the effect that for federal income tax purposes: (i) the transfer of all of the Assets (subject to all liabilities) of each of the Transferor Funds to the Surviving Fund in exchange for shares of the Surviving Fund and the liquidating distributions to shareholders of the Transferor Funds of the shares of the Surviving Fund so received, as described in the Plan of Reorganization, will constitute reorganizations within the meaning of Section 368(a)(1)(C) and Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended, (the "Code") and with respect to the reorganization, each Transferor Fund and the Surviving Fund will be considered "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Transferor Funds as a result of such transactions; (iii) no gain or loss will be recognized by the Surviving Fund as a result of such transactions; (iv) no gain or loss will be recognized by the shareholders of any Transferor Fund on the distribution to them by the Company of Corresponding Shares of the Surviving Fund in exchange for their Retail and Trust Shares of any Transferor Fund; (v) the basis of the Surviving Fund's Corresponding Shares received by a shareholder of a Transferor Fund will be the same as the basis of the shareholder's Retail and Trust Shares of a Transferor Fund immediately prior to the reorganization; (vi) the basis of the Surviving Fund in the Assets of the corresponding Transferor Fund received pursuant to the reorganization will be the same as the basis of the Assets in the hands of the Transferor Fund immediately before the reorganization; (vii) a shareholder's holding period for a Surviving Fund's Corresponding Shares will be determined by including the period for which the shareholder held the Retail and Trust Shares of the Transferor Fund exchanged therefor, provided that the shareholder held such Transferor Fund's Retail and Trust shares as a capital asset; and (viii) the Surviving Fund's holding period with respect to the Assets received in the reorganization will include the period for which such Assets were held by each Transferor Fund.

  The Company has not sought a tax ruling from the Internal Revenue Service ("IRS"). The tax opinion described in the preceding paragraph will not be binding on the IRS and will not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.

                            COMPARISON OF THE FUNDS

  INVESTMENT OBJECTIVES AND POLICIES. The investment objective of each Transferor Fund and the Surviving Fund is to seek long-term capital appreciation. As discussed in "SUMMARY--Comparison of the Investment Objectives of the Funds," the investment approach of the Surviving Fund is slightly broader than each Transferor Fund which has its own narrow investment theme. In managing the Surviving Fund, U.S. Trust utilizes its three-pronged investment strategies, the problem/opportunity strategy, transaction value strategy and early life cycle strategy, as well as the investment policies and themes of the Transferor Funds in managing the Surviving Fund.

  Certain investments, however, are common to the Transferor Funds and the Surviving Fund (collectively, the "Funds").

  Under normal market and economic conditions, the Funds will invest at least 65% of their total assets in common stock, preferred stock and securities convertible into common stock. Normally, up to 35% of each Fund's total assets may be invested in other securities and instruments including investment grade debt securities and warrants. During temporary defensive periods, each Fund may hold cash or invest some or all of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

  Each Fund may also invest in the securities of foreign issuers, either directly or indirectly through sponsored and unsponsored American Depository Receipts; invest up to 10% of the value of its total assets in money market fund securities; lend its portfolio securities; purchase eligible securities on a "when-issued" basis; purchase or sell securities on a "forward commitment" basis; participate in forward currency contracts; invest in equity real estate investment trusts; write covered call options and enter into closing purchase transactions with respect to such options and invest up to 10% of its net assets in illiquid securities.

  Certain investments of the Transferor Funds are not common to the Surviving Fund.

  OPTIONS. The Transferor Funds, unlike the Surviving Fund, may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of the particular Fund's net assets. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized investment technique which entails a substantial risk of complete loss of the amounts paid as premiums to the writer of the options.

  FUTURES. The Transferor Funds, unlike the Surviving Fund, for hedging purposes, may also enter into interest rate futures contracts, other types of financial futures contracts and related futures options, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. The use of futures contracts is restricted such that no more than 10% of a Transferor Fund's total assets may be hedged.

  Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of U.S. Trust to correctly anticipate movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Transferor Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements.

  FUNDAMENTAL INVESTMENT LIMITATIONS. The Transferor Funds and the Surviving Fund are subject to a number of investment limitations which are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of a Fund's outstanding shares (as defined in the 1940 Act). The following is a comparison of certain fundamental investment limitations of the Transferor Funds and the Surviving Fund.

The fundamental investment limitations of the Transferor Funds and the Surviving Fund are generally identical except as follows:

  INDUSTRY CONCENTRATION. The Transferor Funds and the Surviving Fund may not purchase any securities which would cause more than 25% of the value of their respective total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. However, with respect to the Surviving Fund, this limitation on industry concentration is not applicable to securities issued or guaranteed by the U.S. Government or domestic bank obligations. With respect to each Transferor Fund, this limitation on industry concentration is not applicable to securities issued or guaranteed by the U.S. Government. For both the Transferor Funds and the Surviving Fund, neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this limitation.

  COMMODITIES FUTURES CONTRACTS AND OIL, GAS AND OTHER MINERAL EXPLORATION PROGRAMS. The Transferor Funds and the Surviving Fund may not purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided that for the Transferor Funds and Surviving Fund the foregoing limitation shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities. In addition, with respect to the Transferor Funds, the foregoing limitation shall not prohibit a Transferor Fund from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with their respective investment objectives and policies; and each Transferor Fund may enter into futures contracts and futures options.

  The following investment limitations are fundamental with respect to the Surviving Fund but are merely nonfundamental operating policies with respect to the Transferor Funds:

  BANK OBLIGATIONS. The Transferor Funds and Surviving Fund may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase: (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch or a foreign bank; or (ii) more than 20% of their respective total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks.

  ILLIQUID SECURITIES. The Transferor Funds and Surviving Fund may not knowingly invest more than 10% of the value of their respective total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities and other securities for which market quotations are not readily available.

  MARGIN AND SHORT SALES. The Transferor Funds and Surviving Fund may not purchase securities on margin, make short sales of securities, or maintain a short position.

  OPTIONS. The Transferor Funds and Surviving Fund may not invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and provided that the Transferor Funds may purchase options and other rights in accordance with their investment objectives and policies.

  CONTROL. The Transferor Funds and Surviving Fund may not invest in companies for the purpose of exercising management or control.

  UNSEASONED ISSUERS. The Transferor Funds and Surviving Fund may not invest more than 5% of their total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years.

  INVESTMENT COMPANIES. The Transferor Funds and Surviving Fund may not acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

  PERFORMANCE. The average annual total return for the period ended March 31, 1997 for the Retail Shares of the Transferor Funds and the Retail and Trust Shares of the Surviving Fund were as follows:

                                           ONE   FIVE    TEN     SINCE
                                          YEAR   YEARS  YEARS  INCEPTION
                                          -----  -----  -----  ---------
     Productivity Enhancers Fund
      (inception 12/31/92)                 1.02%   N/A    N/A    10.21%
     Environmentally-Related
      Products and Services Fund
      (inception 12/31/92)                20.77%   N/A    N/A     7.17%
     Aging of America Fund
      (inception 12/31/92)                 8.18%   N/A    N/A    10.68%
     Communication and Entertainment
      Fund
      (inception 12/31/92)                 0.34%   N/A    N/A    12.94%
     Global Competitors Fund
      (inception 12/31/92)                 6.64%   N/A    N/A    13.18%
     Equity Fund
      (inception 4/25/85)
       Retail Shares                      11.09% 15.38% 11.45%   15.27%
       Trust Shares                       10.95% 15.35% 11.44%   15.26%

  As of March 31, 1997, the Transferor Funds had not issued Trust Shares in a public offering.

  OTHER INFORMATION. The Company is organized as a Maryland corporation and, as such, is subject to the provisions of its Articles of Incorporation and its By-Laws. The Company is registered as an open-end management investment company under the 1940 Act. Currently, the Company has authorized capital of 35 billion shares of common stock, $.001 par value per share, classified into forty series of shares representing interests in twenty investment portfolios. The Company has authorized the issuance of two classes of shares, Retail Shares and with respect to certain Funds, including but not limited to, the Equity, Aging of America, Communication and Entertainment, and Global Competitors Funds, a separate class of shares designated as Trust Shares. Trust Shares have different expenses than non-Trust Shares, which may affect performance.

  Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company's Board of Directors. The Company's Charter authorizes the Board to classify or reclassify any class of shares into one or more additional classes or series.

  The Company's shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law.

  The foregoing is only a summary of certain material attributes of the Funds and their shares. Shareholders may obtain copies of the Company's Articles of Incorporation and By-Laws from the Company upon written request at the address shown on the cover page of this Combined Proxy Statement/Prospectus.

                    INFORMATION RELATING TO VOTING MATTERS

  GENERAL INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The Company's officers and service contractors may also solicit proxies by telephone, telegraph or personal interview. In addition, the Company may retain the services of one or more outside organizations to aid in the solicitation of proxies. Such organizations normally charge a fee plus out-of-pocket charges.

  Only shareholders of record at the close of business on June 2, 1997 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted 1,870,129.256 Retail Shares of the Productivity Enhancers Fund, 884,351.326 Retail Shares of the Environmentally-Related Products and Services Fund, 4,253,833.372 Retail Shares and 0 Trust Shares of the Aging of America Fund, 2,815.334.66 Retail Shares and 0 Trust Shares of the Communication and Entertainment Fund and 6,985.323.31 Retail Shares and 0 Trust Shares of the Global Competitors Fund. Each share or fraction thereof is entitled to one vote or fraction thereof.

  If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

  SHAREHOLDER AND BOARD APPROVAL. The Plan of Reorganization and the transactions contemplated therein are being submitted for approval at the Meeting by the holders of a majority of the outstanding shares of each Transferor Fund in accordance with the terms of the Plan. The term "majority of the outstanding shares" as used herein means more than 50% of all the votes cast at a meeting at which a quorum is present.

  The vote of the shareholders of the Surviving Fund is not being solicited, because their approval or consent is not required for the reorganization.

  The approval of the Plan of Reorganization by the Board of Directors of the Company is discussed above under "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Board Consideration."

  On June 2, 1997, USTNY and its affiliates held of record substantially all of the shares in each of the Transferor Funds and the Surviving Fund as agent or custodian for their customers, but did not own such Shares beneficially because it did not have discretion to vote or invest such Shares.

  At June 2, 1997, the name, address and share ownership of each person who owned beneficially and/or of record 5% or more of the outstanding shares of each Transferor Fund and the Surviving Fund are listed in the following table. The table also shows the percentage of each Fund that would be owned by these persons upon the consummation of the reorganization based on their holdings at that date.

                                                                         PERCENTAGE OF
                                                                         TRANSFEROR OR  PERCENTAGE OF   PERCENTAGE OF
                                                           PERCENTAGE OF   SURVIVING     CLASS OWNED   SURVIVING FUND
                                               CLASS AND    CLASS OWNED  FUND OWNED ON       ON           OWNED ON
                                               AMOUNT OF     ON RECORD      RECORD     CONSUMMATION OF CONSUMMATION OF
FUND                   NAME AND ADDRESS       SHARES OWNED     DATE          DATE      REORGANIZATION  REORGANIZATION
----                   ----------------       ------------ ------------- ------------- --------------- ---------------
Environmentally-  V. Camuto
Related           United States Trust Company
Product and       of New York
Services          114 W. 47th Street
                  New York, NY 10036              62,344        7.05%         7.05%         0.22%           0.22%
Equity            United States Trust Company
                  Retirement Fund
                  114 W. 47th Street
                  New York, NY 10036           2,085,040       17.53%        17.53%         7.26%           7.26%

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company.

  At the record date for the Meeting, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of the Transferor Funds and the Surviving Fund.

  QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Plan of Reorganization are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies FOR adjournment. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Plan of Reorganization in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. A shareholder vote may be taken with respect to one Transferor Fund (but not the other Transferor Funds) before any such adjournment if sufficient votes have been received for approval. A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Shares represented by broker non-votes are treated as being present for purposes of determining a quorum. A vote cast does not include an abstention or the failure to vote for or against a proposal. Therefore, for purposes of determining the affirmative vote of a "majority of the outstanding shares," an abstention or the failure to vote, including a broker non-vote, will be the equivalent of voting against approval of the Plan of Reorganization.

  ANNUAL MEETINGS. The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 25% of the outstanding shares of the Company entitled to vote.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

  Information about the Transferor Funds and the Surviving Fund is included in the Prospectuses dated August 31, 1996 which is incorporated by reference herein. Additional information about the Transferor Funds and the Surviving Fund is included in the Statement of Additional Information dated August 31, 1996, which has been filed with the SEC and is incorporated by reference herein. Copies of the Prospectus and the Statement of Additional Information may be obtained without charge by calling the Company at 1-800-446-1012. The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and by calling the Company at the telephone number listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                             FINANCIAL HIGHLIGHTS

  The tables set forth below present financial information for the Retail Shares of the Transferor Funds and Retail and Trust Shares of the Surviving Fund. This information is derived from the Company's audited financial statements for the annual period ended March 31, 1997. The data should be read in conjunction with the audited financial statements and related notes which are included in the Statement of Additional Information related to this Combined Proxy Statement/Prospectus. Financial highlights for the Transferor Funds and the Surviving Fund for prior periods are contained in the Prospectus dated August 31, 1996, and financial statements for the Transferor Funds and the Surviving Fund for the prior periods are contained in the Company's Annual Report to Shareholders and are incorporated by reference into the Transferor Funds' and the Surviving Fund's Statement of Additional Information dated August 31, 1996, which Prospectus and Statement of Additional Information are incorporated herein by reference. As of March 31, 1997, the Transferor Funds had not issued Trust Shares in a public offering.

  Selected data for a Retail Share of capital stock outstanding throughout the period indicated:

                                  EQUITY FUND

                                                                   FISCAL YEAR
                                                                   ENDED MARCH
                                                                    31, 1997
                                                                   -----------
  Net Asset Value, Beginning of Period                              $  24.43
                                                                    --------
  Net Investment Income (Loss)                                          0.18
  Net Realized and Unrealized Gain (Loss) on Investments and Op-
   tions                                                                2.50
                                                                    --------
    Total from Investment Operations                                    2.68
                                                                    --------
  Dividends from Net Investment Income                                 (0.14)
  Distributions from Net Realized Gain on Investments and Options      (1.16)
                                                                    --------
    Total Distributions                                                (1.30)
                                                                    --------
  Net Asset Value, End of Period                                    $  25.81
                                                                    ========
    Total Return+                                                      11.09%
  Net Assets, End of Period (000's omitted)                         $306,990
  Ratio of Net Operating Expenses to Average Net Assets                 1.01%
  Ratio of Gross Operating Expenses to Average Net Assets++             1.06%
  Ratio of Net Investment Income (Loss) to Average Net Assets           0.71%
  Portfolio Turnover Rate                                                 39%
  Fee Waivers                                                       $   0.01
  Average Commission Rate#                                          $ 0.0663

--------
+ Total return data does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
++ Expense ratios before waiver of fees and reimbursement of expenses (if any)
   by USTNY and the Administrators.
# Beginning with fiscal year 1996, each Fund is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

  Selected data for a Trust Share of capital stock outstanding throughout the period indicated:

                                  EQUITY FUND

                                             PERIOD FROM
                                          NOVEMBER 12, 1996
                                          TO MARCH 31, 1997
                                          -----------------
Net Asset Value, Beginning                     $ 26.30
 of Period                                     -------
Net Investment Income (Loss)                      0.04
Net Realized and Unrealized
 Gain (Loss) on Investments and Options           0.03
                                               -------
  Total from Investment Operations                0.07
                                               -------
Dividends from Net Investment Income             (0.03)
Distributions from Net Realized Gain
 on Investments and Options                      (0.56)
                                               -------
  Total Distributions                            (0.59)
                                               -------
Net Asset Value, End of Period                 $ 25.78
                                               =======
  Total Return+                                   0.23%*
Net Assets, End of Period
 (000's omitted)                               $    81
Ratio of Net Operating Expenses to
 Average Net Assets                               1.36%**
Ratio of Gross Operating Expenses to
 Average Net Assets++                             1.41%**
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               0.45%**
Portfolio Turnover Rate                             39%**
Fee Waivers                                    $  0.00
Average Commission Rate#                       $0.0663

--------
*Not annualized.
** Annualized.
+ Total return data does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
++ Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by USTNY and the Administrators.
#Beginning with fiscal year 1996, each Fund is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

  Selected data for a Retail Share of capital stock outstanding throughout the period indicated:

                          PRODUCTIVITY ENHANCERS FUND

                                            FISCAL YEAR
                                          ENDED MARCH 31,
                                               1997
                                          ---------------
Net Asset Value, Beginning
 of Period                                    $  8.83
                                              -------
Net Investment Income (Loss)                    (0.02)
Net Realized and Unrealized
 Gain (Loss) on Investments and Options          0.16
                                              -------
  Total from Investment Operations               0.14
                                              -------
Dividends from Net Investment Income             0.00
Distributions from Net Realized Gain
 on Investments and Options                     (0.80)
                                              -------
  Total Distributions                           (0.80)
                                              -------
Net Asset Value, End of Period                $  8.17
                                              =======
  Total Return+                                  1.02%
Net Assets, End of Period
 (000's omitted)                              $18,057
Ratio of Net Operating Expenses to
 Average Net Assets                              0.98%
Ratio of Gross Operating Expenses to
 Average Net Assets++                            1.08%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                             (0.16)%
Portfolio Turnover Rate                           300%
Fee Waivers                                   $  0.01
Average Commission Rate#                      $0.0797

--------
+ Total return data does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
++ Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by USTNY and the Administrators.
#Beginning with fiscal year 1996, each Fund is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

  Selected data for a Retail Share of capital stock outstanding throughout the period indicated:

              ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND

                                                                    FISCAL YEAR
                                                                       ENDED
                                                                     MARCH 31,
                                                                       1997
                                                                    -----------
Net Asset Value, Beginning of Period                                  $  7.73
                                                                      -------
Net Investment Income (Loss)                                             0.01
Net Realized and Unrealized Gain (Loss) on Investments and Options       1.61
                                                                      -------
Total from Investment Operations                                         1.62
                                                                      -------
Dividends from Net Investment Income                                    (0.01)
Distributions from Net Realized Gain on Investments and Options          0.00
                                                                      -------
Total Distributions                                                     (0.01)
                                                                      -------
Net Asset Value, End of Period                                        $  9.34
                                                                      =======
Total Return+                                                           21.22%
Net Assets, End of Period (000's omitted)                             $ 8,869
Ratio of Net Operating Expenses to Average Net Assets                    0.99%
Ratio of Gross Operating Expenses to Average Net Assets++                1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets              0.15%
Portfolio Turnover Rate                                                    73%
Fee Waivers                                                           $  0.03
Average Commission Rate#                                              $0.0711

--------
+ Total return data does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
++ Expense ratios before waiver of fees and reimbursement of expenses (if any)
   by USTNY and the Administrators.
# Beginning with fiscal year 1996, each Fund is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

  Selected data for a Retail Share of capital stock outstanding throughout the period indicated:

                             AGING OF AMERICA FUND

                                                                   FISCAL YEAR
                                                                   ENDED MARCH
                                                                    31, 1997
                                                                   -----------
  Net Asset Value, Beginning of Period                               $  9.81
                                                                     -------
  Net Investment Income (Loss)                                          0.07
  Net Realized and Unrealized Gain (Loss) on Investments and Op-
   tions                                                                0.72
                                                                     -------
    Total from Investment Operations                                    0.79
  Dividends from Net Investment Income                                 (0.07)
                                                                     -------
  Distributions from Net Realized Gain on Investments and Options      (0.39)
                                                                     -------
    Total Distributions                                                (0.46)
                                                                     -------
  Net Asset Value, End of Period                                     $ 10.14
                                                                     =======
    Total Return+                                                       8.18%
  Net Assets, End of Period (000's omitted)                          $45,058
  Ratio of Net Operating Expenses to Average Net Assets                 0.95%
  Ratio of Gross Operating Expenses to Average Net Assets++             1.00%
  Ratio of Net Investment Income (Loss) to Average Net Assets           0.67%
  Portfolio Turnover Rate                                                 86%
  Fee Waivers                                                        $  0.00
  Average Commission Rate#                                           $0.0831

--------
+ Total return data does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
++ Expense ratios before waiver of fees and reimbursement of expenses (if any)
   by USTNY and the Administrators.
# Beginning with fiscal year 1996, each Fund is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

  Selected data for a Retail Share of capital stock outstanding throughout the period indicated:

                     COMMUNICATION AND ENTERTAINMENT FUND

                                           ANNUAL PERIOD
                                          ENDED MARCH 31,
                                               1997
                                          ---------------
Net Asset Value, Beginning of Period          $ 10.32
                                              -------
Net Investment Income (Loss)                     0.00
Net Realized and Unrealized
 Gain (Loss) on Investments and Options          0.05
                                              -------
  Total from Investment Operations               0.05
                                              -------
Dividends from Net Investment Income             0.00
Distributions from Net Realized Gain
 on Investments and Options                     (0.05)
                                              -------
  Total Distributions                           (0.05)
                                              -------
Net Asset Value, End of Period                $ 10.32
                                              =======
  Total Return+                                  0.34%
Net Assets, End of Period
 (000's omitted)                              $34,696
Ratio of Net Operating Expenses to
 Average Net Assets                              0.99%
Ratio of Gross Operating Expenses to
 Average Net Assets++                            1.04%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                            (0.03)%
Portfolio Turnover Rate                            63%
Fee Waivers                                   $  0.01
Average Commission Rate#                      $0.0677

--------
+ Total return data does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
++ Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by USTNY and the Administrators.
#Beginning with fiscal year 1996, each Fund is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

  Selected data for a Retail Share of capital stock outstanding throughout the period indicated:

                            GLOBAL COMPETITORS FUND

                                                                 ANNUAL PERIOD
                                                                     ENDED
                                                                   MARCH 31,
                                                                     1997
                                                                 -------------
Net Asset Value, Beginning of Period                                $ 10.83
                                                                    -------
Net Investment Income (Loss)                                           0.06
Net Realized and Unrealized Gain (Loss) on Investments and
Options                                                                0.66
                                                                    -------
  Total from Investment Operations                                     0.72
                                                                    -------
Dividends from Net Investment Income                                  (0.07)
Distributions from Net Realized Gain on Investments and Options       (0.09)
                                                                    -------
  Total Distributions                                                 (0.16)
                                                                    -------
Net Asset Value, End of Period                                      $ 11.39
                                                                    =======
  Total Return+                                                        6.64%
Net Assets, End of Period (000's omitted)                           $81,922
Ratio of Net Operating Expenses to Average Net Assets                  0.89%
Ratio of Gross Operating Expenses to Average Net Assets++              0.94%
Ratio of Net Investment Income (Loss) to Average Net Assets            0.54%
Portfolio Turnover Rate                                                  25%
Fee Waivers                                                         $  0.00
Average Commission Rate#                                            $0.0873

--------
+ Total return data does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
++ Expense ratios before waiver of fees and reimbursement of expenses (if any)
   by USTNY and the Administrators.
# Beginning with fiscal year 1996, each Fund is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

                             FINANCIAL STATEMENTS

  The audited financial statements for the Transferor Funds and the Surviving Fund for the annual period ended March 31, 1997 are included in the Statement of Additional Information related to this Combined Proxy Statement/Prospectus. The financial highlights for the Transferor Funds and the Surviving Fund for the fiscal year ended March 31, 1996, included in the Funds' Prospectus dated August 31, 1996, and the financial statements for the Transferor Funds and the Surviving Fund set forth in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 1996, are incorporated by reference in such Funds' Statement of Additional Information dated August 31, 1996, which Prospectus and Statement of Additional Information are incorporated by reference in this Combined Proxy Statement/Prospectus and are also included in the Statement of Additional Information related to this Combined Proxy Statement/Prospectus. Such audited financial highlights and financial statements have been incorporated herein in reliance on the report of Ernst & Young LLP, independent auditors, given on the authority of that firm as experts in accounting and auditing.

                                OTHER BUSINESS

  The Company's Board of Directors knows of no other business to be brought before the Meeting with respect to Productivity Enhancers Fund, Environmentally-Related Products and Services Fund, Aging of America Fund, Communication and Entertainment Fund and Global Competitors Fund. In addition, the shareholders of the Long-Term Supply of Energy Fund will vote on certain matters which are discussed more fully in the enclosed proxy statement relating to such Fund. However, if any other matters come before the Meeting, it is the intention of the Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                  LITIGATION

  The Company is not involved in any litigation that would have any material adverse financial effect upon the funds.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Company in writing at the address on the cover page of this Combined Proxy Statement/Prospectus or by telephoning 1-800-446-1012.

                                     * * *

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                  APPENDIX A

                            PLAN OF REORGANIZATION

  This PLAN OF REORGANIZATION (the "Plan") is dated as of the 16th day of May, 1997, and has been adopted by the Board of Directors of Excelsior Funds, Inc. (the "Company") to provide for the reorganization of its Productivity Enhancers Fund, Environmentally-Related Products and Services Fund, Aging of America Fund, Communication and Entertainment Fund and Global Competitors Fund (the "Transferor Funds") into its Equity Fund (the "Surviving Fund").

A. BACKGROUND

  Each of the Transferor Funds and the Surviving Fund (individually, a "Fund," collectively, the "Funds") is a separate investment portfolio of the Company. The Company is organized as a Maryland corporation and is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Board of Directors of the Company has determined that it is in the best interests of each Transferor Fund and its shareholders for each such Fund to be reorganized through the transfer of all of its assets and liabilities to the Surviving Fund upon the terms set forth in this Plan (the "Reorganization").

B. THE REORGANIZATION

  1. At the Effective Time of the Reorganization as defined below in Section 5 of this Article B, all property of every description, and all interests, rights, privileges and powers of each Transferor Fund, subject to all liabilities of each such Transferor Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by such Transferor Fund to the Surviving Fund and will be assumed by the Surviving Fund, such that at and after the Effective Time of the Reorganization the Assets of each Transferor Fund will become and be the Assets of the Surviving Fund. In exchange for the transfer of the Assets of each Transferor Fund, the Surviving Fund will contemporaneously issue to each Transferor Fund full and fractional retail and trust shares, as applicable, of the Surviving Fund. The number of retail shares and trust shares of the Surviving Fund so issued will have an aggregate net asset value equal to the value of the Assets of the particular Transferor Fund. The net asset value of each Transferor Fund and of the Surviving Fund shall be determined as of 4:00 p.m., Eastern time, on September 12, 1997, or at such other time as may be determined by the Board of Directors or an authorized officer of the Company. The net asset value of each Transferor Fund and of the Surviving Fund shall be computed in the manner set forth in the Funds' then current prospectus under the Securities Act of 1933, as amended. At and after the Effective Time of the Reorganization, all debts, liabilities, obligations and duties of each Transferor Fund will attach to the Surviving Fund as aforesaid and may thenceforth be enforced against the Surviving Fund to the same extent as if the same had been incurred by it.

  2. Prior to the Effective Time of the Reorganization, each of the Transferor Funds shall have declared a dividend or dividends, with a record date and ex-dividend date prior to such Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment income, if any, for the taxable periods or years ended on or before March

31, 1997 and for the period from said date to and including the Effective Time of the Reorganization applicable to the Transferor Funds (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years or periods ended on or before March 31, 1997 and in the period from said date to and including the Effective Time of the Reorganization applicable to the Transferor Funds.

  3. At the Effective Time of the Reorganization, each Transferor Fund will make a liquidating distribution to the holders of its retail shares and trust shares, retail shares and trust shares, as appropriate, of the Surviving Fund, such that the number of shares of the Surviving Fund that are distributed to a shareholder of a Transferor Fund will, as indicated above in Section 1 of this Article B, have an aggregate net asset value equal to the aggregate net asset value of the shares of the particular Transferor Fund that are outstanding immediately prior to the Effective Time of the Reorganization. In addition, each such shareholder will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time of the Reorganization with respect to the shares of such Transferor Fund held by the shareholder immediately prior to the Effective Time of the Reorganization.

  4. The stock transfer books of the Company with respect to each Transferor Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time of the Reorganization. Redemption requests received thereafter by the Company with respect to a Transferor Fund will be deemed to be redemption requests for shares of the Surviving Fund issued in the Reorganization. If any shares of a Transferor Fund are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the Surviving Fund shares issued to the shareholder in the Reorganization will be redeemed.

  5. The Effective Time of the Reorganization for purposes of this Agreement shall be the opening of business on September 15, 1997, or at such other time as may be determined by the Board of Directors or an authorized officer of the Company.

C. ACTIONS BY SHAREHOLDERS OF EACH TRANSFEROR FUND

  Prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Directors of the Company will call, and the Company will hold, a meeting of the shareholders of each Transferor Fund to consider and vote upon:

    (1) Approval of this Plan and the transactions contemplated hereby.

    (2) Such other matters as may be determined by the Board of Directors of the Company.

D. CONDITIONS TO THE REORGANIZATION

  Consummation of this Plan and the Effective Time of the Reorganization will be subject to:

    (1) the approval of the matters referred to in Article C of this Plan by the shareholders of each Transferor Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Directors of the Company; and

    (2) the following additional conditions:

      a. The Company will have received an opinion of Drinker Biddle & Reath LLP to the effect that:

        (i) the shares of the Surviving Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be legally issued, fully paid and non-assessable; and

        (ii) for federal income tax purposes: (i) the acquisition of the assets and assumption of the liabilities of the Transferor Funds by the Surviving Fund in return for retail and trust shares of the Surviving Fund followed by the distribution of such shares to the shareholders of the Transferor Funds will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) or
      Section 368(a)(1)(D) of the Code and the Surviving Fund and the Transferor Funds will be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by any Transferor Fund upon the transfer of their assets and liabilities to the Surviving Fund; (iii) no gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of each Transferor Fund in exchange for retail and trust shares of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Transferor Funds; (iv) no gain or loss will be recognized by the shareholders of any Transferor Fund upon the receipt of said Surviving Fund's retail and trust shares in exchange for their retail and trust shares in the Transferor Funds; (v) the basis of said Surviving Fund's retail and trust shares received by the shareholders of the Transferor Funds will be the same as the basis of the retail and trust shares of the Transferor Funds exchanged therefor; (vi) the tax basis of the assets of the Transferor Funds in the hands of the Surviving Fund will be the same as the tax basis of such assets in the hands of the Transferor Funds immediately prior to the transfer; (vii) the holding period of said Surviving Fund retail and trust shares received by the shareholders of the Transferor Funds will include the holding period of the retail and trust shares of the Transferor Funds exchanged therefor, provided that at the time of the exchange the retail and trust shares of the Transferor Funds were held as capital assets; and
      (viii) the holding period of the Surviving Fund for the assets of the Transfer Funds transferred to it will include the period during which such assets were held by the Transferor Funds.

      b. All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E. MISCELLANEOUS

  1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

  2. This Plan and the Reorganization contemplated hereby may be abandoned at any time for any reason prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Directors of the Company.

  3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of any Transferor Fund, the Company may, upon authorization by the Board of Directors and with or without the approval of shareholders of any Transferor Fund, amend any of the provisions of this Plan.

  4. Notwithstanding Section 1 of Article B, unamortized organizational expenses of the Transferor Funds shall not be transferred or assumed hereunder. The Company has been advised that such expenses will be paid to such Transferor Funds by one or more third parties and will be eliminated from the balance sheets of such Transferor Funds prior to the Effective Time of the Reorganization.

  5. The expenses incurred in connection with the Reorganization will be borne by United States Trust Company of New York.

  6. The Company, by consent of its Board of Directors, or an officer authorized by such Board of Directors, may waive any condition to the obligations of any Transferor Fund or Surviving Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Transferor Funds and Surviving Fund. In the event that shareholder approval of the Reorganization is obtained with respect to one or more Transferor Funds but not with respect to all Transferor Funds, with the result that the transactions contemplated by this Plan may be consummated with respect to some but not all Transferor Funds, the Board of Directors of the Company will abandon the Plan with respect to all Transferor Funds.

                                  APPENDIX B
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                          PRODUCTIVITY ENHANCERS FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1997, the Fund realized a total return of 1.02%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock Price Index. During the first half of the fiscal year, we focused heavily on the technology sector, followed by capital goods and the consumer sector. Weakness in technology, particularly small-capitalization technology stocks, had a negative impact on the Fund. During the second half of the fiscal year, we conducted a thorough review of the Fund's investments, identifying areas where the Fund was either under-represented or without representation. While the main drivers of the Fund remained the same--technology, financials, aerospace, diversified basic materials--we increased diversification and added emphasis on good long-term fundamental business values at the portfolio's center. We also shifted weightings somewhat, adding to positions on the consumer side and in transportation, for instance. During the final quarter, holdings in the areas of basic materials, financial services, and transportation helped the Fund, though again performance was hampered by the further slide in technology stocks.

                          [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
         Productivity Enhancers Fund+
-----------------------------------------------------
     Average Annual Total Return Ended on 3/31/97*
-----------------------------------------------------
       1 year          Since inception (12/31/92)
-----------------------------------------------------
       1.02%                  10.21%
-----------------------------------------------------


                  Productivity Enhancers Fund                  Productivity Enhancers Fund               The Standard & Poors 500
                (reflects maximum sales charge)                 (exclusive of sales charge)
  12/31/92                   9,550                                      10,000                                     10,000
   3/31/93                   9,468                                       9,914                                     10,440
                            10,105                                      10,582                                     10,760
   3/31/94                  10,775                                      11,283                                     10,590
                            10,728                                      11,234                                     11,150
   3/31/95                  11,255                                      11,786                                     12,240
                            13,501                                      14,138                                     14,470
   3/31/96                  14,291                                      14,965                                     16,160
   3/31/97                  14,437                                      15,118                                     19,365

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Productivity Enhancers Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
              ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 1997, the Fund realized a total return of 21.22%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock
Price Index. While we have expanded the focus of the environmental theme to include companies that improve resource utilization and/or enhance the efficiency of our built environment, much of the Fund's gains were led by the more traditional environmental stocks, in particular the solid waste sector.
In fact, we remained overweighted in the core environmental area of solid waste. Other big winners, at least through the first three fiscal quarters, came from the water technology area. The Fund is a blend of small, medium and large-capitalization companies; in the fourth fiscal quarter, the Fund's smaller companies hampered performance. As we moved toward year end, though the structure and strategy of the Fund did not change, we reduced the number of positions in the portfolio, selling several of our smaller-capitalization names and concentrating instead on mid and large-capitalization issues.

                           [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
Environmentally-Released Products and Services Fund+
-----------------------------------------------------
    Average Annual Total Return Ended on 3/31/97*
-----------------------------------------------------
      1 year          Since inception (12/31/92)
-----------------------------------------------------
      21.22%                  7.17%
-----------------------------------------------------


              Environ. Rel. Pr. & Ser.        Environ. Rel. Pr. & Ser.
          (reflects maximum sales charge)   (exclusive of sales charge)         The Standard & Poors 500
12/31/92               9,550                            10,000                           10,000
3/31/93                9,482                             9,929                           10,440
                       8,614                             9,021                           10,760
3/31/94                8,519                             8,920                           10,590
                       8,696                             9,106                           11,150
3/31/95                8,496                             8,897                           12,240
                      10,056                            10,530                           14,470
3/31/96               10,576                            11,075                           16,160
3/31/97               12,820                            13,424                           19,365



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Environmentally-Related Products and Services Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                             AGING OF AMERICA FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1997, the Fund realized a total return of 8.18%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock Price Index. The Fund's overall structure remained consistent--maintaining emphasis on health care, financials, and large-capitalization consumer stocks. During the first half, the fund's performance was hampered by weakness in the Fund's health care positions as well as general weakness from the small-capitalization sector. Strong performances came from large-capitalization consumer stocks. Financial stocks were a mixed bag. During the second half, the Fund's health care and REIT holdings advanced strongly, and the financial services positions picked up as well. We did become more defensive in our investment approach as the year progressed, eliminating some of the Fund's more volatile smaller capitalization holdings.

-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

----------------------------------------------------
            Aging of America Fund+
----------------------------------------------------
    Average Annual Total Return Ended on 3/31/97*
----------------------------------------------------
                           Since inception
      1 year                  (12/31/92)
----------------------------------------------------
      8.18%                     10.68%
----------------------------------------------------

                  Aging of Americas Fund              Aging of Americas Fund             The Standard & Poors 500
                (exclusive of sales charge)             (reflects maximum)
12/31/92                10,000                                9,550                                10,000
3/31/93                 10,014                                9,563                                10,440
                        10,105                                9,650                                10,760
3/31/94                 10,027                                9,576                                10,590
                        10,486                               10,014                                11,150
3/31/95                 11,311                               10,802                                12,240
                        12,763                               12,189                                14,470
3/31/96                 14,229                               13,589                                16,160
3/31/97                 15,393                               14,701                                19,365

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
  The above illustration compares a $10,000 investment made in Aging of America Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                     COMMUNICATION AND ENTERTAINMENT FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 1997, the Fund realized a total return of 0.34%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock Price Index. Despite undeniable and compelling long-term prospects, delays in technology and murky competitive environments (a result of deregulation) brought confusion to the communication and entertainment investment theme in 1996. As a result of these near-term concerns, cable, wireless (cellular and paging), and large telecommunications stocks all underperformed the broader market last year. During the first half of the fiscal year, we increased representation in traditional media and larger-capitalization technology concerns. We also broadened our focus away from essentially growth-oriented companies to include several transaction value opportunities and strong free cash flow generators. During the second half, we refocused on several broad subthemes: premium consumer brands; mature franchises selling at a discount; emerging brands; and enablers (technology, infrastructure builders). We also attempted to reduce volatility by paring exposure to the technology group and to the cable and Competitive Local Exchange Carriers (as asset class valued on non-traditional measures of future cash flows which tends to underperform during periods of rising interest rates).

                          [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
        Communication and Entertainment Fund+
-----------------------------------------------------
     Average Annual Total Return Ended on 3/31/97*
-----------------------------------------------------
  1 year            Since Inception (12/31/92)
-----------------------------------------------------
  0.34%                    12.94%
-----------------------------------------------------

                        Comm. & Entern                   Comm. & Entern                 The Standard & Poors 500**
                (reflects maximum sales charge)++  (exclusive of sales charge)
12/31/92                 9,550                             10,000                               10,000
3/31/93                 10,382                             10,871                               10,440
                        12,557                             13,149                               10,760
3/31/94                 12,466                             13,054                               10,590
                        13,650                             14,293                               11,150
3/31/95                 14,071                             14,734                               12,240
                        17,878                             18,721                               14,470
3/31/96                 15,968                             16,720                               16,160
3/31/97                 16,215                             16,777                               19,365

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Communication and Entertainment Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                            GLOBAL COMPETITORS FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1997, the Fund realized a total return of 6.64%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock Price Index. For the entire fiscal year, we maintained a broadly diversified portfolio--both in terms of market sectors and investment strategies-- problem/opportunity (growth), value, and early life cycle (small capitalization). Specifically, we continued to focus on identifying and owning effective global competitors with above-average growth potential due to strong product demand, effective capital allocation, and the ability to leverage competitive advantages to gain market share. In the first fiscal quarter, the Fund's consumer, financial, and energy stocks showed resilience, while technology holdings proved a drag overall. The Fund picked up sharply in the second fiscal quarter, driven by financials, food companies, and interest-rate sensitive companies in general. Technology (once again) and telecommunications holdings lagged. This pattern remained in place through the balance of the year. Portfolio activity during this period involved a continued overweighting of the financial sector, reducing our weighting in the telecommunications sector, and shifting the Fund's technology component away from smaller, more volatile concerns and toward later, well-established companies within the most attractive technology sectors. We also continued to look favorably upon global cosmetic and household products companies.


                           [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
             Global Competitors Fund+
-----------------------------------------------------
     Average Annual Total Return Ended on 3/31/97*
-----------------------------------------------------
     1 year             Since inception (12/31/92)
-----------------------------------------------------
     6.64%                      13.18%
-----------------------------------------------------

                Global Competitors              Global Competitors              The Standard & Poors 500
         (reflects maximum sales charge)    (exclusive of sales charge)
12/31/92             9,550                           10,000                             10,000
3/31/93              9,932                           10,400                             10,440
                    10,786                           11,295                             10,760
3/31/94             10,556                           11,054                             10,590
                    10,805                           11,315                             11,150
3/31/95             11,900                           12,461                             12,240
                    13,913                           14,569                             14,470
3/31/96             15,158                           15,874                             16,160
3/31/97             16,166                           16,928                             19,365

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Global Competitors Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                                  EQUITY FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 1997, the Fund realized a total return of 11.09%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock
Price Index. Throughout the fiscal year, we maintained broad diversification across strategies (growth, value, and small-capitalization) as well as longer-term investment themes. Specifically, we maintained an underweight position in technology, and generally little in the way of high-volatility small-capitalization stocks. We maintained an overweight position in financial service companies (though well diversified within the sector by type of company), and a market weighting in the energy sector. As the year progressed, we began to pay special attention to downside risk and keeping the portfolio in balance. Purchases focused on high-quality, good business core holding investments. Moving into the final quarter of the fiscal year, we began to scale back our holdings in the financial area and to look toward consumer staples and technology areas, and to large-capitalization growth companies in general.

                           [LINE GRAPH APPEARS HERE]

---------------------------------------------------
                  Equity Fund+
---------------------------------------------------
   Average Annual Total Return Ended on 3/31/97*
---------------------------------------------------
  1 year     5 years     10 years
---------------------------------------------------
  11.09%     15.38%      11.45%
---------------------------------------------------
                     Trust Shares
---------------------------------------------------
 Since inception (11/12/96)
------------------------------
            0.23%
------------------------------

           Equity (reflects maximum sales charge)    Equity (exclusive of sales charge)    The Standard & Poors 500
           --------------------------------------------------------------------------------------------------------
Mar 31, 87                                 9,550                                 10,000                      10,000
Mar 31, 88                                 8,477                                  8,876                       9,160
Mar 31, 89                                10,047                                 10,520                      10,830
Mar 31, 90                                11,251                                 11,781                      12,930
Mar 31, 91                                11,415                                 11,953                      14,790
Mar 31, 92                                13,821                                 14,472                      16,420
Mar 31, 93                                16,483                                 17,259                      18,920
Mar 31, 94                                17,560                                 18,388                      19,200
Mar 31, 95                                20,132                                 21,081                      22,180
Mar 31, 96                                25,456                                 26,656                      29,300
Mar 31, 97                                28,281                                 29,613                      35,100


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
  The above illustration compares a $10,000 investment made in Equity Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
  The graph presents the performance of the Equity Fund's shares which have been in existence since the Fund's inception. The performance of the Equity Fund's Trust shares will be lower based upon the different inception date and fees assessed to that class.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                               73 TREMONT STREET
                          BOSTON, MASSACHUSETTS 02108


                      STATEMENT OF ADDITIONAL INFORMATION

                            (1997 SPECIAL MEETING OF
                  SHAREHOLDERS OF THE PRODUCTIVITY ENHANCERS,
                 ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES,
                      AGING OF AMERICA, COMMUNICATION AND
                  ENTERTAINMENT AND GLOBAL COMPETITORS FUNDS)


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated June 13, 1997 ("Combined Proxy Statement/Prospectus") for the Special Meeting of Shareholders of the Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, and Global Competitors Funds (the "Transferor Funds"), five investment portfolios offered by Excelsior Funds, Inc. (the "Company") to be held on August 18, 1997. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling (800) 446-1012.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

     This Statement of Additional Information consists of (1) this Cover Page;
(2) General Information about the Reorganization and Miscellaneous Information;
(3) certain pro forma financial statements; (4) the Statement of Additional Information dated August 1, 1996; and (5) the audited financial statements and notes and related independent accountant's report of the Transferor Funds and Surviving Fund for the fiscal year ended March 31, 1997 which are contained in its Annual Report to Shareholders.

     Further information about the Transferor Funds and the Surviving Fund is contained in and incorporated by reference to said Funds' Statements of Additional Information dated August 1, 1996.

     The date of this Statement of Additional Information is June 13, 1997.

                               TABLE OF CONTENTS

                                                            PAGE
                                                            ----

General Information........................                    3

Miscellaneous Information..................                    3

Pro Forma Financial Statements.............         PF-1 - PF-13

Audited Financial Statements for the Transferor
  Funds and Surviving Fund dated March 31, 1997     FS-1 - FS-33
  (includes audited financial statements for the Income and Growth Fund, Business and
  Industrial Restructuring Fund, Early Life
  Cycle Fund, and Long-Term Supply of Energy
  Fund which are not involved in the
  Reorganization).

Statement of Additional Information dated
  August 1, 1996...........................     SAI-1 - SAI-A-12

                              GENERAL INFORMATION


          The shareholders of the Company's Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, and Global Competitors Funds (the "Transferor Funds") are being asked to approve or disapprove a Plan of Reorganization dated as of May 16, 1997 and the transactions contemplated thereby. The Plan contemplates the transfer of all of the assets and liabilities of the Transferor Funds to the Company's Equity Fund (the "Surviving Fund"). In exchange therefor, each Transferor Fund will receive corresponding retail shares and trust shares of the Surviving Fund, which will be distributed to the shareholders of the Transferor Funds in connection with the Transferor Funds' liquidation, such that each holder of retail and trust shares in a Transferor Fund at the Effective Time of the Reorganization will receive the same aggregate dollar value of full and fractional retail and trust shares in the Surviving Fund.

          A Special Meeting of Shareholders of the Transferor Funds to consider the Plan of Reorganization and the related transactions, will be held at the offices of United States Trust Company of New York at 114 West 47th Street, New York, New York at 10:00 a.m. Eastern time on August 18, 1997. For further information about the transaction, see the Combined Proxy Statement/Prospectus.


                                 MISCELLANEOUS

1.  Brokerage.
    ---------

          The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Company as of the close of its most recent fiscal year. As of March 31, 1997, the following Funds held the following securities of the Company regular brokers or dealers or their parents: (a) the Equity Fund held the following security: 122,360 shares of common stock of Morgan Stanley Group, Inc.; (b) the Aging of the America Fund held the following security: 15,000 shares of common stock of Dean Witter Discover & Co. and (c) the Global Competitors Fund held the following security: 45,600 shares of common stock of Morgan Stanley Group, Inc. Morgan Stanley & Co., Inc. and Dean Witter Reynolds, Inc. are considered to be regular brokers or dealers of the Company.

          For the fiscal years ended March 31, 1997, the Equity Fund, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment and Global Competitors Funds paid brokerage commissions aggregating $271,411, $218,338, $24,709; $148,591, $97,519 and $64,033, respectively.

2.  Director's Compensation
    -----------------------

          The following chart provides certain information about the fees received by the Company's directors for the fiscal year ended March 31, 1997.

                                                 Pension or
                                                 Retirement         Total
                                                  Benefits    Compensation from
                                                 Accrued as Excelsior Funds, Inc.
                                 Aggregate         Part of        and Fund
         Name of             Compensation from      Fund        Complex* Paid
     Person/Position       Excelsior Funds, Inc.  Expenses      to Directors
---------------------------------------------------------------------------------

Donald L. Campbell                $13,500           None         $31,750(3)**
Director

Joseph H. Dugan                   $15,000           None         $35,000(3)**
Director

Wolfe J. Frankl                   $15,000           None         $35,000(3)**
Director

Robert A. Robinson                $15,000           None         $35,000(3)**
Director

Alfred C. Tannachion              $20,000           None         $45,000(3)**
Director

Frederick S. Wonham               $15,000           None         $35,000(4)**
Chairman of the Boards,
President and Treasurer

W. Wallace McDowell               $ 2,250           None         $ 9,250(4)**
Director

Jonathan Piel                     $ 3,750           None         $12,500(4)**
Director

Rodman L. Drake                   $ 3,750           None         $12,250(4)**
Director


---------------------------

/*/ The "Fund Complex" consists of Excelsior Funds, Inc. Excelsior Tax-Exempt Funds, Inc., UST Master Variable Series, Inc., Excelsior Funds and Excelsior Institutional Trust.

/**/ Number of investment companies in the Fund Complex for which director serves as director or trustee.

                                        SHARES                                               MARCH 31, 1997
--------------------------------------------------------------------------------------------------------------
AGING OF   COMMUNICATIONS    ENVIRONMENTALLY    GLOBAL    PRODUCTIVITY         PRO FORMA
AMERICA   AND ENTERTAINMENT RELATED PRODUCTS  COMPETITORS  ENHANCERS   EQUITY  COMBINED
  FUND          FUND        AND SERVICES FUND    FUND         FUND      FUND     FUND
--------------------------------------------------------------------------------------------------------------
                                                                                         CAPITAL GOODS--10.76%
    --            --                --             --         7,500        --     7,500  AAR Corp.............
    --            --                --             --         9,000        --     9,000  AlliedSignal, Inc....
  7,000           --                --          14,500        3,700        --    25,200  Boeing Co............
    --            --              5,000            --         7,300        --    12,300  Case Corp............
    --            --              5,000            --         8,300        --    13,300  Deere & Co...........
    --            --                --             --        10,000        --    10,000  Dover Corp...........
                                                                                         Emerson Electric
    --            --                --             --        10,000        --    10,000   Co..................
    --            --              4,000            --           --         --     4,000  Fluor Corp...........
                                                                                         General Electric
    --            --              1,500         27,200        7,000    120,000  155,700   Co..................
                                                                                         Goodyear Tire and
    --            --                --          28,100          --         --    28,100   Rubber Co...........
    --            --              7,400            --           --         --     7,400  Harsco Corp..........
    --            --                --             --        18,700        --    18,700  IDEX Corp............
                                                                                         Illinois Tool Works,
    --            --                --          29,100        7,000    101,533  137,633   Inc.................
    --            --             30,000            --           --         --    30,000  +ITEQ, Inc...........
    --            --                --             --        12,000        --    12,000  Kaydon Corp..........
    --            --                --             --        20,000        --    20,000  +Lear Corp...........
                                                                                         +Philip
                                                                                          Environmental,
    --            --             30,000            --           --         --    30,000   Inc.................
                                                                                         +Republic Industries,
    --            --             12,000            --           --         --    12,000   Inc.................
                                                                                         +Thermo Electron
 30,000           --                --          53,350       11,000    135,961  230,311   Corp................
                                                                                         +Thermo Fibergen,
    --            --                --          65,000          --         --    65,000   Inc.................
                                                                                         +Thermo Voltek
    --            --                --          22,500          --         --    22,500   Corp................
                                                                                         +ThermoSpectra
    --            --                --          50,000          --         --    50,000   Corp................
    --            --                --             --         6,300        --     6,300  Thiokol Corp.........
    --            --             10,500            --           --         --    10,500  +U.S. Filter Corp....
                                                                                         +U.S.A. Waste
    --            --             13,000            --           --         --    13,000   Services, Inc.......
                                                                                         WMX Technologies,
    --            --              8,000            --           --     220,000  228,000   Inc.................

                                                                                         CONSUMER CYCLICAL--
                                                                                          20.43%
                                                                                         Black & Decker
 30,000           --                --             --           --         --    30,000   Corp................
    --         15,000               --             --           --         --    15,000  Callaway Golf Co.....
    --            --                --             --           --     178,200  178,200  Centex Corp..........
                                                                                         Comcast Corp., Class
    --         40,000               --             --           --         --    40,000   A Special...........
    --            --                --             --           --     105,000  105,000  Dayton Hudson Corp...
                                                                                         Electronic Data
    --            --                --          32,000          --         --    32,000   Systems Corp........
                                                                                         Fisher Scientific
 27,500           --                --             --           --         --    27,500   International.......
    --            --                --             --           --     200,000  200,000  Ford Motor Co........
                                                                                         +General Nutrition
 43,000           --                --             --           --         --    43,000   Cos., Inc...........
                                                                                         Harley-Davidson,
    --         12,000               --             --           --         --    12,000   Inc.................
    --         15,000               --             --           --         --    15,000  Harte-Hanks..........
    --            --                --             --           --     370,000  370,000  Heilig-Meyers Co.....
    --            --                --          43,600          --         --    43,600  Hilton Hotels Corp...
                                                                                         Houghton Mifflin
 15,000        10,000               --             --           --      90,000  115,000   Co..................
                                                                                         International
                                                                                          Business Machines
    --          7,500               --             --           --         --     7,500   Corp................
 24,000           --                --             --           --         --    24,000  Lowe's Cos., Inc.....
                                                                                         Luxottica Group
    --            --                --          37,800          --      60,000   97,800   S.p.A. ADR..........
                                                                                         Marriott
                                                                                          International,
 19,000           --                --             --           --         --    19,000   Inc.................
    --            --                --          32,000          --     152,834  184,834  McDonald's Corp......
    --         40,000               --             --           --         --    40,000  Meredith Corp........
                                                                                         New York Times Co.,
    --         12,000               --             --           --         --    12,000   Class A.............
                                                                                         +O'Reilly Automotive,
    --            --                --             --        15,200    175,000  190,200   Inc.................

                                          VALUE (000)
------------------------------------------------------------------------------------------------
 AGING OF    COMMUNICATIONS    ENVIRONMENTALLY    GLOBAL    PRODUCTIVITY             PRO FORMA
  AMERICA   AND ENTERTAINMENT RELATED PRODUCTS  COMPETITORS  ENHANCERS     EQUITY     COMBINED
   FUND           FUND        AND SERVICES FUND    FUND         FUND        FUND        FUND
------------------------------------------------------------------------------------------------
       --             --                --             --      225,000          --  $    225,000
       --             --                --             --      641,250          --       641,250
   690,375            --                --       1,430,063     364,913          --     2,485,351
       --             --            253,750            --      370,475          --       624,225
       --             --            217,500            --      361,050          --       578,550
       --             --                --             --      525,000          --       525,000
       --             --                --             --      450,000          --       450,000
       --             --            210,000            --          --           --       210,000
       --             --            148,875      2,699,600     694,750   11,910,000   15,453,225
       --             --                --       1,468,225         --           --     1,468,225
       --             --            269,175            --          --           --       269,175
       --             --                --             --      439,450          --       439,450
       --             --                --       2,375,288     571,375    8,287,631   11,234,294
       --             --            195,000            --          --           --       195,000
       --             --                --             --      502,500          --       502,500
       --             --                --             --      667,500          --       667,500
       --             --            453,750            --          --           --       453,750
       --             --            417,000            --          --           --       417,000
   926,250            --                --       1,647,181     339,625    4,197,796    7,110,852
       --             --                --         536,250         --           --       536,250
       --             --                --         208,125         --           --       208,125
       --             --                --         656,250         --           --       656,250
       --             --                --             --      348,075          --       348,075
       --             --            324,188            --          --           --       324,188
       --             --            461,500            --          --           --       461,500
       --             --            245,000            --          --     6,737,500    6,982,500
------------------------------------------------------------------------------------------------
 1,616,625            --          3,195,738     11,020,982   6,500,963   31,132,927   53,467,235
------------------------------------------------------------------------------------------------
   963,750            --                --             --          --           --       963,750
       --         429,375               --             --          --           --       429,375
       --             --                --             --          --     6,281,550    6,281,550
       --         675,000               --             --          --           --       675,000
       --             --                --             --          --     4,383,750    4,383,750
       --             --                --       1,292,000         --           --     1,292,000
 1,213,438            --                --             --          --           --     1,213,438
       --             --                --             --          --     6,275,000    6,275,000
   870,750            --                --             --          --           --       870,750
       --         406,500               --             --          --           --       406,500
       --         436,875               --             --          --           --       436,875
       --             --                --             --          --     5,873,750    5,873,750
       --             --                --       1,057,300         --           --     1,057,300
   810,000        540,000               --             --          --     4,860,000    6,210,000
       --       1,030,313               --             --          --           --     1,030,313
   897,000            --                --             --          --           --       897,000
       --             --                --       2,008,125         --     3,187,500    5,195,625
   945,250            --                --             --          --           --       945,250
       --             --                --       1,512,000         --     7,221,406    8,733,406
       --         925,000               --             --          --           --       925,000
       --         529,500               --             --          --           --       529,500
       --             --                --             --      558,600    6,431,250    6,989,850

                                        SHARES                                               MARCH 31, 1997
--------------------------------------------------------------------------------------------------------------
AGING OF   COMMUNICATIONS    ENVIRONMENTALLY    GLOBAL    PRODUCTIVITY         PRO FORMA
AMERICA   AND ENTERTAINMENT RELATED PRODUCTS  COMPETITORS  ENHANCERS   EQUITY  COMBINED
  FUND          FUND        AND SERVICES FUND    FUND         FUND      FUND     FUND
--------------------------------------------------------------------------------------------------------------
                                                                                         +Paging Network,
    --         38,500               --             --           --         --    38,500   Inc.................
 25,000           --                --             --           --         --    25,000  +Proffitt's, Inc.....
                                                                                         Reuters Holdings plc
    --            --                --             --           --      70,000   70,000   ADR.................
 25,000           --                --             --           --         --    25,000  +Revco D.S., Inc.....
    --            --                --          20,000          --         --    20,000  +Samsonite Corp......
                                                                                         Sears, Roebuck &
 20,000           --                --             --           --         --    20,000   Co..................
                                                                                         Stewart Enterprises,
                                                                                          Inc.,
 30,000           --                --             --           --         --    30,000   Class A.............
                                                                                         +Tele-Communications
                                                                                          Liberty Media Group,
    --         45,000               --             --           --         --    45,000   Class A.............
                                                                                         Teleport
                                                                                          Communications
                                                                                          Group, Inc. Class
    --         40,000               --             --           --         --    40,000   A...................
                                                                                         +Thermo Fibertek,
    --            --                --          89,200          --         --    89,200   Inc.................
    --            --                --          65,000          --         --    65,000  +ThermoLase Corp.....
    --            --                --          25,000          --         --    25,000  ThermoQuest Corp.....
 30,000        20,000               --             --           --         --    50,000  Time Warner, Inc.....
                                                                                         Times Mirror Co.,
    --         20,000               --             --           --         --    20,000  Class A..............
    --         25,000               --             --           --         --    25,000  Tribune Co...........
                                                                                         Tyco International
    --            --              5,200            --           --     131,220  136,420  Ltd..................
                                                                                         Univision
                                                                                          Communications,
    --         11,200               --             --           --         --    11,200   Inc.................
 30,000           --                --             --           --         --    30,000  +Vencor, Inc.........
                                                                                         +Viacom, Inc., Class
    --         23,884               --             --           --         --    23,884  B....................
                                                                                         Wal-Mart Stores,
 30,000           --                --             --           --     215,000  245,000  Inc..................
 14,215        18,550               --          24,250          --         --    57,015  Walt Disney Co.......
                                                                                         Wiley (John) & Sons,
    --         37,800               --             --           --         --    37,800   Inc., Class A.......

                                                                                         CONSUMER STAPLES--
                                                                                         17.03%
    --            --                --             --           --     210,000  210,000  Abbott Laboratories..
                                                                                         Air Products &
    --            --              4,900            --           --         --     4,900   Chemicals, Inc......
                                                                                         +Alliance
                                                                                          Pharmaceutical
    --            --                --             --           --     298,600  298,600   Corp................
                                                                                         Assisted Living
 40,000           --                --             --           --         --    40,000   Concepts, Inc.......
    --            --                --          33,000          --         --    33,000  Astra AB, Class B....
    --            --                --          24,250          --         --    24,250  Avon Products, Inc...
    --            --                --             --           --      54,100   54,100  +Cerner Corp.........
                                                                                         Columbia/HCA
 30,000           --                --             --           --         --    30,000   Healthcare Corp.....
 15,000           --                --             --           --         --    15,000  Conagra, Inc.........
                                                                                         CPC International,
    --            --                --          19,400          --         --    19,400  Inc..................
                                                                                         +CUC International,
    --         37,500               --             --        16,000        --    53,500  Inc..................
 12,000        12,000               --             --         6,500        --    30,500  Eastman Kodak Co.....
                                                                                         Estee Lauder
    --            --                --          12,800          --         --    12,800   Companies, Class A..
 30,000           --                --             --           --         --    30,000  First Brands Corp....
                                                                                         +Forest Laboratories,
    --            --                --             --           --     136,610  136,610  Inc..................
    --            --                --             --           --     130,000  130,000  +Genzyme Corp........
 10,000           --              4,400         43,000          --         --    57,400  Gillette Co..........
 51,700           --                --             --           --         --    51,700  +Healthsouth Corp....
 18,000           --                --          38,800       13,300    220,000  290,100  Johnson & Johnson....
    --            --                --           3,300          --         --     3,300  L'Oreal..............
                                                                                         +Learning Tree
    --         24,000               --             --           --         --    24,000   International, Inc..
    --            --              3,700            --           --         --     3,700  Lilly (Eli) & Co.....

                                         VALUE (000)
-----------------------------------------------------------------------------------------------
 AGING OF    COMMUNICATIONS    ENVIRONMENTALLY    GLOBAL    PRODUCTIVITY             PRO FORMA
 AMERICA    AND ENTERTAINMENT RELATED PRODUCTS  COMPETITORS  ENHANCERS     EQUITY    COMBINED
   FUND           FUND        AND SERVICES FUND    FUND         FUND        FUND       FUND
-----------------------------------------------------------------------------------------------
       --         310,406              --              --         --            --  $   310,406
   943,750            --               --              --         --            --      943,750
       --             --               --              --         --      4,068,750   4,068,750
 1,012,500            --               --              --         --            --    1,012,500
       --             --               --          865,000        --            --      865,000
 1,005,000            --               --              --         --            --    1,005,000
 1,087,500            --               --              --         --            --    1,087,500
       --         894,375              --              --         --            --      894,375
       --         915,000              --              --         --            --      915,000
       --             --               --          808,375        --            --      808,375
       --             --               --          739,375        --            --      739,375
       --             --               --          350,000        --            --      350,000
 1,297,500        865,000              --              --         --            --    2,162,500
       --       1,092,500              --              --         --            --    1,092,500
       --       1,012,500              --              --         --            --    1,012,500
       --             --           286,000             --         --      7,217,100   7,503,100
       --         365,400              --              --         --            --      365,400
 1,136,250            --               --              --         --            --    1,136,250
       --         791,157              --              --         --            --      791,157
   836,250            --               --              --         --      5,993,125   6,829,375
 1,037,695      1,354,150              --        1,770,250        --            --    4,162,095
       --       1,143,450              --              --         --            --    1,143,450
-----------------------------------------------------------------------------------------------
14,056,633     13,716,501          286,000      10,402,425    558,600    61,793,181 100,813,340
-----------------------------------------------------------------------------------------------
       --             --               --              --         --     11,786,250  11,786,250
       --             --           332,587             --         --            --      332,587
       --             --               --              --         --      3,583,200   3,583,200
   840,000            --               --              --         --            --      840,000
       --             --               --        1,554,184        --            --    1,554,184
       --             --               --        1,273,125        --            --    1,273,125
       --             --               --              --         --        696,538     696,538
 1,008,750            --               --              --         --            --    1,008,750
   813,750            --               --              --         --            --      813,750
       --             --               --        1,590,800        --            --    1,590,800
       --         843,750              --              --     360,000           --    1,203,750
   910,500        910,500              --              --     493,188           --    2,314,188
       --             --               --          619,200        --            --      619,200
   735,000            --               --              --         --            --      735,000
       --             --               --              --         --      5,139,951   5,139,951
       --             --               --              --         --      2,892,500   2,892,500
   726,250            --           319,550       3,122,875        --            --    4,168,675
   988,763            --               --              --         --            --      988,763
   951,750            --               --        2,051,550    703,237    11,632,500  15,339,037
       --             --               --        1,156,925        --            --    1,156,925
       --         666,000              --              --         --            --      666,000
       --             --           304,325             --         --            --      304,325

                                        SHARES                                               MARCH 31, 1997
--------------------------------------------------------------------------------------------------------------
AGING OF   COMMUNICATIONS    ENVIRONMENTALLY    GLOBAL    PRODUCTIVITY         PRO FORMA
AMERICA   AND ENTERTAINMENT RELATED PRODUCTS  COMPETITORS  ENHANCERS   EQUITY  COMBINED
  FUND          FUND        AND SERVICES FUND    FUND         FUND      FUND     FUND
--------------------------------------------------------------------------------------------------------------
 32,500           --                --             --           --         --    32,500  Mattel, Inc..........
 15,000           --                --             --           --         --    15,000  Novartis AG ADR......
 35,000           --                --             --           --         --    35,000  PepsiCo, Inc.........
 14,000           --                --          30,000          --     100,900  144,900  Pfizer, Inc..........
                                                                                         Pharmacia & Upjohn,
  5,000           --                --             --           --         --     5,000  Inc..................
                                                                                         Philip Morris
    --            --                --          14,500          --         --    14,500   Companies, Inc......
 25,000           --                --             --           --         --    25,000  +Premier Parks Inc...
                                                                                         Procter & Gamble
    --            --                --          31,000          --         --    31,000  Co...................
                                                                                         Schering-Plough
 10,000           --                --          35,000          --         --    45,000  Corp.................
                                                                                         +Sylvan Learning
    --         28,700               --             --           --         --    28,700   Systems, Inc........

                                                                                         ENERGY--8.10%
                                                                                         Anadarko Petroleum
    --            --                --          10,000          --         --    10,000  Corp.................
    --            --                --          25,000          --         --    25,000  Chevron Corp.........
    --            --             15,000            --           --         --    15,000  +Cuno Inc............
                                                                                         Louisiana Land &
    --            --                --             --           --     110,103  110,103   Exploration Co......
    --            --                --          25,000          --      92,000  117,000  Mobil Corp...........
                                                                                         +Newpark Resources,
    --            --             10,000            --           --         --    10,000  Inc..................
                                                                                         Royal Dutch Petroleum
    --            --                --          16,500          --         --    16,500  Co...................
                                                                                         +United Meridian
    --            --                --             --           --      95,500   95,500  Corp.................
    --            --                --             --           --     281,680  281,680  Unocal Corp..........

                                                                                         FINANCIAL--20.47%
 15,000           --                --             --           --         --    15,000  Allstate Corp........
                                                                                         American Express
 19,000           --                --             --           --         --    19,000  Co...................
                                                                                         American
                                                                                          International Group,
    --            --                --          24,250          --         --    24,250   Inc. ...............
                                                                                         Arden Realty Group,
 30,000           --                --             --           --         --    30,000   Inc.................
                                                                                         Associates First
 25,200           --                --          51,400       14,000    131,200  221,800   Capital Corp........
                                                                                         Bank of Boston
    --            --                --          33,000          --         --    33,000  Corp.................
                                                                                         Barnett Banks of
 25,000           --                --             --           --         --    25,000   Florida, Inc........
 15,000           --                --             --           --         --    15,000  Beneficial Corp......
    --            --                --          27,200          --         --    27,200  Citicorp.............
                                                                                         Dean Witter Discover
 15,000           --                --             --           --         --    15,000  & Co.................
                                                                                         First Union Corp.
 10,000           --                --             --           --         --    10,000   (North Carolina)....
                                                                                         Fleet Financial
    --            --                --             --           --     185,000  185,000  Group, Inc...........
    --            --                --          14,550          --      29,240   43,790  General Re Corp......
                                                                                         Health and Retirement
 40,000           --                --             --           --         --    40,000   Properties Trust....
                                                                                         Hospitality
 30,000           --                --             --           --         --    30,000  Properties Trust.....
    --            --                --             --           --      90,500   90,500  MBIA, Inc............
 15,000           --                --             --           --     136,038  151,038  Mellon Bank Corp.....
                                                                                         Morgan Stanley Group,
    --            --                --          45,600          --     122,360  167,960  Inc..................
                                                                                         Nationwide Financial
                                                                                          Services, Inc.,
 12,500           --                --             --           --         --    12,500   Class A.............
    --            --                --             --         4,000        --     4,000  Norwest Corp.........
                                                                                         State Street Boston
    --            --                --             --           --     120,000  120,000  Corp.................
                                                                                         Summit Bancorp (New
 23,400           --                --             --           --         --    23,400   Jersey).............
                                                                                         United Asset
    --            --                --             --           --     350,000  350,000   Management Corp.....

                                         VALUE (000)
-----------------------------------------------------------------------------------------------
 AGING OF    COMMUNICATIONS    ENVIRONMENTALLY    GLOBAL    PRODUCTIVITY             PRO FORMA
 AMERICA    AND ENTERTAINMENT RELATED PRODUCTS  COMPETITORS  ENHANCERS     EQUITY    COMBINED
   FUND           FUND        AND SERVICES FUND    FUND         FUND        FUND       FUND
-----------------------------------------------------------------------------------------------
   780,000            --                --             --           --          --  $   780,000
   929,806            --                --             --           --          --      929,806
 1,141,875            --                --             --           --          --    1,141,875
 1,177,750            --                --       2,523,750          --    8,488,213  12,189,713
   183,125            --                --             --           --          --      183,125
       --             --                --       1,654,812          --          --    1,654,812
   650,000            --                --             --           --          --      650,000
       --             --                --       3,565,000          --          --    3,565,000
   727,500            --                --       2,546,250          --          --    3,273,750
       --         695,975               --             --           --          --      695,975
-----------------------------------------------------------------------------------------------
12,564,819      3,116,225           956,462     21,658,471    1,556,425  44,219,152  84,071,554
-----------------------------------------------------------------------------------------------
       --             --                --         561,250          --          --      561,250
       --             --                --       1,740,625          --          --    1,740,625
       --             --            230,625            --           --          --      230,625
       --             --                --             --           --    5,216,130   5,216,130
       --             --                --       3,265,625          --   12,017,500  15,283,125
       --             --            437,500            --           --          --      437,500
       --             --                --       2,887,500          --          --    2,887,500
       --             --                --             --           --    2,876,938   2,876,938
       --             --                --             --           --   10,739,050  10,739,050
-----------------------------------------------------------------------------------------------
       --             --            668,125      8,455,000          --   30,849,618  39,972,743
-----------------------------------------------------------------------------------------------
   890,625            --                --             --           --          --      890,625
 1,137,625            --                --             --           --          --    1,137,625
       --             --                --       2,846,344          --          --    2,846,344
   817,500            --                --             --           --          --      817,500
 1,083,600            --                --       2,210,200      602,000   5,641,600   9,537,400
       --             --                --       2,211,000          --          --    2,211,000
 1,162,500            --                --             --           --          --    1,162,500
   969,375            --                --             --           --          --      969,375
       --             --                --       2,944,400          --          --    2,944,400
   523,125            --                --             --           --          --      523,125
   811,250            --                --             --           --          --      811,250
       --             --                --             --           --   10,591,250  10,591,250
       --             --                --       2,298,900          --    4,619,920   6,918,820
   720,000            --                --             --           --          --      720,000
   918,750            --                --             --           --          --      918,750
       --             --                --             --           --    8,676,688   8,676,688
 1,091,250            --                --             --           --    9,896,764  10,988,014
       --             --                --       2,679,000          --    7,188,650   9,867,650
   321,875            --                --             --           --          --      321,875
       --             --                --             --       185,000         --      185,000
       --             --                --             --           --    8,325,000   8,325,000
 1,023,750            --                --             --           --          --    1,023,750
       --             --                --             --           --    8,968,750   8,968,750

                                        SHARES                                               MARCH 31, 1997
--------------------------------------------------------------------------------------------------------------
AGING OF   COMMUNICATIONS    ENVIRONMENTALLY    GLOBAL    PRODUCTIVITY         PRO FORMA
AMERICA   AND ENTERTAINMENT RELATED PRODUCTS  COMPETITORS  ENHANCERS   EQUITY  COMBINED
  FUND          FUND        AND SERVICES FUND    FUND         FUND      FUND     FUND
--------------------------------------------------------------------------------------------------------------
 12,200           --                --             --           --     120,000  132,200  UNUM Corp............

                                                                                         RAW/INTERMEDIATE
                                                                                         MATERIALS--2.09%
                                                                                         Crown Cork & Seal
    --            --                --          38,800          --         --    38,800   Co., Inc............
                                                                                         Georgia Pacific
    --            --                --             --         5,100        --     5,100  Corp.................
                                                                                         Minerals
    --            --              9,000            --           --         --     9,000  Technologies, Inc....
    --            --              9,000            --           --         --     9,000  Monsanto Co..........
    --            --             14,000            --           --     190,000  204,000  Pall Corp............
                                                                                         Pioneer Hi-Bred
                                                                                          International,
    --            --              5,000            --         3,000        --     8,000   Inc.................
    --            --                --          58,200          --         --    58,200  Sigma-Aldrich Corp...
                                                                                         Steel Dynamics,
    --            --                --             --        18,000        --    18,000  Inc..................

                                                                                         TECHNOLOGY--13.08%
                                                                                         +Advanced Lighting
    --            --             15,000            --           --         --    15,000   Technologies, Inc...
                                                                                         +Alliance
                                                                                          Pharmaceutical
 45,000           --                --             --           --         --    45,000   Corp................
                                                                                         +America On-Line,
    --         15,000               --             --           --         --    15,000  Inc..................
                                                                                         +Analog Devices,
    --         41,667               --             --        18,333        --    60,000  Inc..................
                                                                                         +Cisco Systems,
    --         20,000             3,000         36,000          --      74,570  133,570  Inc..................
                                                                                         +Compaq Computer
    --         20,000               --             --         7,000        --     7,000  Corp.................
                                                                                         Computer Associates
                                                                                          International,
    --            --                --          10,000          --         --    10,000   Inc.................
                                                                                         Computer Learning
    --         20,000               --             --           --         --    20,000   Centers, Inc........
                                                                                         ECI
                                                                                          Telecommunications
    --         45,900               --             --           --         --    45,900   Limited Designs.....
    --            --                --             --         5,300        --     5,300  First Data Corp......
    --         25,000               --             --           --         --    25,000  GTE Corp.............
 15,000           --                --             --           --         --    15,000  Guidant Corp.........
    --            --                --             --        15,000    111,480  126,480  Hewlett-Packard Co...
    --            --              3,300            --           --         --     3,300  Honeywell Corp.......
                                                                                         +Hyperion Software
    --            --                --          58,200          --         --    58,200  Corp.................
                                                                                         +Incyte
                                                                                         Pharmaceuticals,
    --            --              1,000            --           --         --     1,000  Inc..................
    --         25,000               --          30,000          --         --    55,000  +Informix Corp.......
    --            --              1,000         20,600        6,000     48,000   75,600  Intel Corp...........
                                                                                         International
                                                                                          Business Machines
    --            --                --           5,000        5,000        --    10,000   Corp................
                                                                                         Lucent Technologies,
    --         14,740               --             --           --      56,920   71,660  Inc..................
    --            --             12,500            --           --         --    12,500  Memtec Ltd. ADR......
    --            --              1,500            --         5,100     86,020   92,620  +Microsoft Corp......
    --            --                --          10,000          --         --    10,000  Motorola, Inc........
                                                                                         Nokia Corp., Class A
    --         20,000               --             --           --         --    20,000  ADR..................
                                                                                         +Oracle System
    --            --                --             --         5,000        --     5,000  Corp.................
    --            --              4,000            --           --         --     4,000  Perkin-Elmer Corp....
    --         10,000               --             --           --         --    10,000  +Qualcomm, Inc.......
    --         45,000               --             --           --         --    45,000  +SDL, Inc............
    --            --                --             --         9,000    200,000  209,000  Tektronix, Inc.......
                                                                                         Texas Instruments,
    --            --                --           8,000          --         --     8,000  Inc..................
                                                                                         +Thermo Instrument
    --            --              5,625            --           --         --     5,625   Systems, Inc. ......
    --         22,000               --             --           --         --    22,000  +3Com Corp...........
    --         28,500               --             --           --         --    28,500  +Unitrode Corp.......

                                          VALUE (000)
------------------------------------------------------------------------------------------------
 AGING OF    COMMUNICATIONS    ENVIRONMENTALLY    GLOBAL    PRODUCTIVITY             PRO FORMA
 AMERICA    AND ENTERTAINMENT RELATED PRODUCTS  COMPETITORS  ENHANCERS     EQUITY     COMBINED
   FUND           FUND        AND SERVICES FUND    FUND         FUND        FUND        FUND
------------------------------------------------------------------------------------------------
   890,600            --                --             --         --      8,760,000 $  9,650,600
------------------------------------------------------------------------------------------------
12,361,825            --                --      15,189,844    787,000    72,668,622  101,007,291
------------------------------------------------------------------------------------------------
       --             --                --       2,003,050        --            --     2,003,050
       --             --                --             --     369,750           --       369,750
       --             --            299,250            --         --            --       299,250
       --             --            344,250            --         --            --       344,250
       --             --            323,750            --         --      4,393,750    4,717,500
       --             --            314,375            --     188,625           --       503,000
       --             --                --       1,782,375        --            --     1,782,375
       --             --                --             --     315,000           --       315,000
------------------------------------------------------------------------------------------------
       --             --          1,281,625      3,785,425    873,375     4,393,750   10,334,175
------------------------------------------------------------------------------------------------
       --             --            330,000            --         --            --       330,000
   540,000            --                --             --         --            --       540,000
       --         635,625               --             --         --            --       635,625
       --         937,497               --             --     412,492           --     1,349,989
       --         962,500           144,375      1,732,500        --      3,588,681    6,428,056
       --             --                --             --     536,375           --       536,375
       --             --                --         388,750        --            --       388,750
       --         655,000               --             --         --            --       655,000
       --         843,413               --             --         --            --       843,413
       --             --                --             --     179,538           --       179,538
       --       1,165,625               --             --         --            --     1,165,625
   922,500            --                --             --         --            --       922,500
       --             --                --             --     798,750     5,936,310    6,735,060
       --             --            223,987            --         --            --       223,987
       --             --                --         931,200        --            --       931,200
       --             --             50,750            --         --            --        50,750
       --         375,000               --         450,000        --            --       825,000
       --             --            139,000      2,863,400    834,000     6,672,000   10,508,400
       --             --                --         686,875    686,875           --     1,373,750
       --         777,535               --             --         --      3,002,530    3,780,065
       --             --            317,187            --         --            --       317,187
       --             --            137,438            --     467,287     7,881,582    8,486,307
       --             --                --         603,750        --            --       603,750
       --       1,165,000               --             --         --            --     1,165,000
       --             --                --             --     192,500           --       192,500
       --             --            257,500            --         --            --       257,500
       --         563,750               --             --         --            --       563,750
       --         753,750               --             --         --            --       753,750
       --             --                --             --     454,500    10,100,000   10,554,500
       --             --                --         599,000        --            --       599,000
       --             --            163,125            --         --            --       163,125
       --         717,750               --             --         --            --       717,750
       --         926,250               --             --         --            --       926,250

                                            SHARES                                                  MARCH 31, 1997
---------------------------------------------------------------------------------------------------------------------
 AGING OF    COMMUNICATIONS    ENVIRONMENTALLY    GLOBAL    PRODUCTIVITY            PRO FORMA
  AMERICA   AND ENTERTAINMENT RELATED PRODUCTS  COMPETITORS  ENHANCERS     EQUITY    COMBINED
   FUND           FUND        AND SERVICES FUND    FUND         FUND        FUND       FUND
---------------------------------------------------------------------------------------------------------------------
       --           --                 --            --         10,000          --      10,000  +Xilinx, Inc.........

                                                                                                TRANSPORTATION--0.30%
       --           --                 --            --          4,000          --       4,000  CSX Corp.............
                                                                                                Norfolk Southern
       --           --                 --            --          2,000          --       2,000  Corp.................
       --           --                 --         14,550           --           --      14,550+ UAL Corp.............
       --           --                 --            --          3,000          --       3,000  Union Pacific Corp...

                                                                                                UTILITIES--5.08%
       --        24,000                --            --            --           --      24,000  Ameritech Corp.......
       --           --                 --            --            --       113,924    113,924  AT&T Corp............
       --        20,000                --            --            --           --      20,000  BellSouth Corp.......
                                                                                                +California Energy
       --           --               9,000           --            --           --       9,000  Co., Inc.............
       --           --                 --            --            --       300,000    300,000  Enron Corp...........
                                                                                                +LCI International,
       --        30,000                --         70,000           --           --     100,000  Inc..................
                                                                                                MCI Communications
       --        41,600                --            --            --           --      41,600  Corp.................
                                                                                                +NEXTEL
                                                                                                 Communications,
       --        65,000                --            --            --           --      65,000   Inc., Class A.......
                                                                                                SBC Communications,
       --        16,000                --            --            --           --      16,000  Inc..................
                                                                                                Vodafone Group plc
       --           --                 --         30,000           --           --      30,000  ADR..................
       --        42,000                --            --            --           --      42,000  +Worldcom, Inc.......

                                                                                                RIGHTS--0.05%
                                                                                                +Thermo Fibergen,
       --           --                 --         65,000           --           --      65,000   Inc.................

                                                                                                CONVERTIBLE PREFERRED
                                                                                                 STOCK--0.18%
                                                                                                SunAmerica, Inc.,
                                                                                                 Preferred Exchange
    22,500          --                 --            --            --           --      22,500   $3.19...............

                                                                                                DEMAND NOTES--2.43%
                                                                                                Associates Corp. of
                                                                                                 North America Master
       --           --            $489,000           --      $  31,000   $3,091,000 $3,611,000   Notes...............
                                                                                                General Electric Co.
 1,084,000          --             461,000           --      1,246,000    5,612,000  8,403,000   Promissory Notes....

                                                                                                TOTAL INVESTMENTS--
                                                                                                100.00%
                                                                                                (Cost $34,173,700,
                                                                                                 29,209,379,
                                                                                                 8,051,827,
                                                                                                 67,679,200,
                                                                                                 16,471,895,
                                                                                                 239,891,128, and
                                                                                                 395,477,129,
                                                                                                 respectively.)

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars.

+ Non-income producing security

                                           VALUE (000)
---------------------------------------------------------------------------------------------------
 AGING OF     COMMUNICATIONS    ENVIRONMENTALLY    GLOBAL    PRODUCTIVITY               PRO FORMA
  AMERICA    AND ENTERTAINMENT RELATED PRODUCTS  COMPETITORS  ENHANCERS      EQUITY      COMBINED
   FUND            FUND        AND SERVICES FUND    FUND         FUND         FUND         FUND
---------------------------------------------------------------------------------------------------
        --              --               --              --      486,250           --  $    486,250
---------------------------------------------------------------------------------------------------
  1,462,500      10,478,695        1,763,362       8,255,475   5,048,568    37,181,103   64,189,702
---------------------------------------------------------------------------------------------------
        --              --               --              --      186,000           --       186,000
        --              --               --              --      170,500           --       170,500
        --              --               --          942,112         --            --       942,112
        --              --               --              --      170,250           --       170,250
---------------------------------------------------------------------------------------------------
        --              --               --          942,112     526,750           --     1,468,862
---------------------------------------------------------------------------------------------------
        --        1,476,000              --              --          --            --     1,476,000
        --              --               --              --          --      3,958,859    3,958,859
        --          845,000              --              --          --            --       845,000
        --              --           306,000             --          --            --       306,000
        --              --               --              --          --     11,400,000   11,400,000
        --          502,500              --        1,172,500         --            --     1,675,000
        --        1,476,800              --              --          --            --     1,476,800

        --          861,250              --              --          --            --       861,250
        --          842,000              --              --          --            --       842,000
        --              --               --        1,323,750         --            --     1,323,750
        --          918,750              --              --          --            --       918,750
---------------------------------------------------------------------------------------------------
        --        6,922,300          306,000       2,496,250         --     15,358,859   25,083,409
---------------------------------------------------------------------------------------------------

        --              --               --          255,938         --            --       255,938
---------------------------------------------------------------------------------------------------

    888,750             --               --              --          --            --       888,750
---------------------------------------------------------------------------------------------------

        --              --           489,000             --       31,000     3,091,000    3,611,000

  1,084,000             --           461,000             --    1,246,000     5,612,000    8,403,000
---------------------------------------------------------------------------------------------------
  1,084,000                          950,000             --    1,277,000     8,703,000   12,014,000
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
$44,035,152     $34,233,721       $9,407,312     $82,461,922 $17,128,680  $306,300,212 $493,566,999
===================================================================================================

EXCELSIOR FUNDS, INC.
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)

                                              COMMUNICATION ENVIRONMENTALLY-
                                   AGING OF        AND      RELATED PRODUCTS   GLOBAL    PRODUCTIVITY
                        EQUITY      AMERICA   ENTERTAINMENT   AND SERVICES   COMPETITORS  ENHANCERS                    PRO FORMA
                         FUND        FUND         FUND            FUND          FUND         FUND     ADJUSTMENTS       COMBINED
                     ------------ ----------- ------------- ---------------- ----------- ------------ -----------     ------------
 ASSETS:
 Investments, at
  cost--see
  accompanying
  portfolios......   $239,891,128 $34,173,700  $29,209,379     $8,051,827    $67,679,200 $16,471,895                  $395,477,129
                     ============ ===========  ===========     ==========    =========== ===========                  ============
 Investments, at
  value...........   $306,300,212 $44,035,152  $34,233,721     $9,407,312    $82,461,922 $17,128,680                  $493,566,999
 Cash.............             43         674          104             77            --          172       (1,070)(a)            0
 Dividends
  receivable......        437,580      41,575       49,624          7,384         49,020      14,941                       600,124
 Interest
  receivable......         83,283       4,995        1,328          2,824          4,070       2,302                        98,802
 Receivable for
  investments
  sold............      3,186,837   1,128,883      881,681            --       1,763,534     981,940                     7,942,875
 Receivable for
  fund shares
  sold............      1,075,668      23,886          588          7,993         10,000         400                     1,118,535
 Receivable from
  investment
  advisor.........            --          --           --             666            --          450       (1,116)(a)            0
 Withholding tax
  receivable......            --          --           --             --             522         --                            522
 Prepaid
  expenses........         11,945       1,773        1,640            316          3,538         782                        19,994
 Unamortized
  organization
  costs...........            --        3,171        3,171          3,171          3,171       3,171                        15,855
                     ------------ -----------  -----------     ----------    ----------- -----------                  ------------
  Total Assets....    311,095,568  45,240,109   35,171,857      9,429,743     84,295,777  18,132,838                   503,363,706
 LIABILITIES:
 Payable for
  investments
  purchased.......      3,211,712         --           --         523,941            --          --                      3,735,653
 Payable for fund
  shares
  redeemed........        478,756     123,920      419,342         22,968        687,501      50,703                     1,783,190
 Investment
  advisory fee
  payable.........        199,898      22,366       18,600            --          42,577         --        (1,116)(a)      282,325
 Due to custodian
  bank............            --          --           --             --       1,595,443         --        (1,070)(a)    1,594,373
 Accrued expenses
  and other
  payables........        134,564      36,269       37,424         13,990         48,457      24,888                       295,592
                     ------------ -----------  -----------     ----------    ----------- -----------                  ------------
  Total
   Liabilities....      4,024,930     182,555      475,366        560,899      2,373,978      75,591                     7,691,133
                     ------------ -----------  -----------     ----------    ----------- -----------                  ------------
 NET ASSETS.......   $307,070,638 $45,057,554  $34,696,491     $8,868,844    $81,921,799 $18,057,247                  $495,672,573
                     ============ ===========  ===========     ==========    =========== ===========                  ============
 NET ASSETS
  consist of:
 Undistributed net
  investment
  income..........       $639,545 $    32,870  $        --     $    1,263    $    65,558 $       --                   $    739,236
 Accumulated net
  realized gain on
  investments.....      7,037,544   1,153,902      754,828        194,299      1,657,958     606,446                    11,404,977
 Unrealized
  appreciation of
  investments and
  foreign currency
  translations....     66,409,084   9,861,452    5,024,342      1,355,485     14,782,645     656,785                    98,089,793
 Par value........         11,897       4,444        3,363            949          7,195       2,210      (10,857)(a)       19,201
 Paid-in capital
  in excess of par
  value...........    232,972,568  34,004,886   28,913,958      7,316,848     65,408,443  16,791,806       10,857 (a)  385,419,366
                     ------------ -----------  -----------     ----------    ----------- -----------                  ------------
 Total Net
  Assets..........   $307,070,638 $45,057,554  $34,696,491     $8,868,844    $81,921,799 $18,057,247                  $495,672,573
                     ============ ===========  ===========     ==========    =========== ===========                  ============
 SHARES:
 Net Assets.......   $306,989,598 $45,057,554  $34,696,491     $8,868,844    $81,921,799 $18,057,247                  $495,591,533
 Shares of Common
  Stock
  Outstanding.....     11,893,854   4,444,010    3,363,248        949,105      7,194,476   2,209,782  (10,853,302)(a)   19,201,173
 Net Asset Value
  Per Share.......         $25.81      $10.14       $10.32          $9.34         $11.39       $8.17                        $25.81
                           ------      ------       ------          -----         ------       -----                        ------
 TRUST SHARES:
 Net Assets.......         81,040         --           --             --             --          --                         81,040
 Shares of Common
  Stock
  Outstanding.....          3,144         --           --             --             --          --                          3,144
 Net Asset Value
  Per Share.......         $25.78         --           --             --             --          --                         $25.78
                           ------                                                                                           ------

              See Notes to Pro forma Combined Financial Statements

EXCELSIOR FUNDS, INC.
PROJECTED PRO FORMA COMBINED STATEMENT OF OPERATIONS
MARCH 31, 1997 (UNAUDITED)

                                                      COMMUNICATION ENVIRONMENTALLY-
                                           AGING OF        AND      RELATED PRODUCTS   GLOBAL     PRODUCTIVITY
                               EQUITY      AMERICA    ENTERTAINMENT   AND SERVICES   COMPETITORS   ENHANCERS
                                FUND         FUND         FUND            FUND          FUND          FUND     ADJUSTMENTS
                             -----------  ----------  ------------- ---------------- -----------  ------------ -----------
 INVESTMENT IN-
  COME:
 Interest
  income.........            $   833,687  $   96,641    $182,191       $   28,872    $  166,985    $  38,781
 Dividend
  income.........              3,956,821     669,224     282,639           49,058     1,045,610      172,753
 Less: Foreign
  taxes
  withheld.......                    --          --          --               --         (3,359)         --
                             -----------  ----------    --------       ----------    ----------    ---------
  Total Income...              4,790,508     765,865     464,830           77,930     1,209,236      211,534
 EXPENSES:
 Investment
  advisory fees..              2,087,344     282,456     290,211           40,858       503,823      153,391     321,489 (b)
 Administration
  fees...........                427,849      72,380      74,287           12,257       129,087       39,265
 Administrative
  service fees...                132,737      21,988      24,461            3,484        36,378       13,268
 Shareholder
  servicing agent
  fees...........                115,810      33,810      50,982            9,005        38,222       16,308     (71,583)(d)
 Custodian fees..                 90,204      17,945      19,367            6,347        27,397       26,558
 Registration and
  filing fees....                 16,929      18,843      18,831           12,617        17,763       12,813
 Legal and audit
  fees...........                 33,574       8,473       8,165              975        13,493        4,153
 Directors' fees
  and expenses...                 10,880       2,256       2,435              275         3,751        1,336
 Shareholder
  reports........                 30,601       6,100       6,519              581        10,433        2,655
 Amortization of
  organization
  costs..........                    --        4,176       4,176            4,176         4,176        4,176
 Distribution
  fees--Trust
  Shares.........                     88         --          --               --            --           --
 Miscellaneous
  expenses.......                  9,152       2,610       3,062              711         3,686        2,297
                             -----------  ----------    --------       ----------    ----------    ---------
  Total Ex-
   penses........              2,955,168     471,037     502,496           91,286       788,209      276,220
 Fees waived by
  investment
  adviser and
  administrators..              (132,737)    (21,988)    (24,461)         (23,451)      (36,378)     (24,184)   (321,489)(c)
                             -----------  ----------    --------       ----------    ----------    ---------
  Net Expenses...              2,822,431     449,049     478,035           67,835       751,831      252,036
                             -----------  ----------    --------       ----------    ----------    ---------
 NET INVESTMENT
  INCOME (LOSS)..              1,968,077     316,816     (13,205)          10,095       457,405      (40,502)
                             -----------  ----------    --------       ----------    ----------    ---------
 REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
 Net realized
  gain (loss):
  Security trans-
   actions.......             13,470,108   3,293,736     754,828          678,387     2,417,099    1,237,947
  Foreign
   currency
   translations..                    --          --          --               --           (521)         237
                             -----------  ----------    --------       ----------    ----------    ---------
 Total net
  realized gain..             13,470,108   3,293,736     754,828          678,387     2,416,578    1,238,184
 Change in
  unrealized
  appreciation/depreciation
  on investments
  and foreign
  currency
  translations
  during the
  year...........             11,035,720     132,436     237,949          345,106     2,778,098     (273,291)
                             -----------  ----------    --------       ----------    ----------    ---------
 Net realized and
  unrealized gain
  on
  investments....             24,505,828   3,426,172     992,777        1,023,493     5,194,676      964,893
                             -----------  ----------    --------       ----------    ----------    ---------
 Net increase in
  net assets
  resulting from
  operations.....            $26,473,905  $3,742,988    $979,572       $1,033,588    $5,652,081    $ 924,391
                             ===========  ==========    ========       ==========    ==========    =========
                              PRO FORMA
                              COMBINED
                             ------------
 INVESTMENT IN-
  COME:
 Interest
  income.........            $ 1,347,157
 Dividend
  income.........              6,176,105
 Less: Foreign
  taxes
  withheld.......                 (3,359)
                             ------------
  Total Income...              7,519,903
 EXPENSES:
 Investment
  advisory fees..              3,679,572
 Administration
  fees...........                755,125
 Administrative
  service fees...                232,316
 Shareholder
  servicing agent
  fees...........                192,554
 Custodian fees..                187,818
 Registration and
  filing fees....                 97,796
 Legal and audit
  fees...........                 68,833
 Directors' fees
  and expenses...                 20,933
 Shareholder
  reports........                 56,889
 Amortization of
  organization
  costs..........                 20,880
 Distribution
  fees--Trust
  Shares.........                     88
 Miscellaneous
  expenses.......                 21,518
                             ------------
  Total Ex-
   penses........              5,334,322
 Fees waived by
  investment
  adviser and
  administrators..              (584,688)
                             ------------
  Net Expenses...              4,749,634
                             ------------
 NET INVESTMENT
  INCOME (LOSS)..              2,770,269
                             ------------
 REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
 Net realized
  gain (loss):
  Security trans-
   actions.......             21,852,105
  Foreign
   currency
   translations..                   (284)
                             ------------
 Total net
  realized gain..             21,851,821
 Change in
  unrealized
  appreciation/depreciation
  on investments
  and foreign
  currency
  translations
  during the
  year...........             14,256,018
                             ------------
 Net realized and
  unrealized gain
  on
  investments....             36,107,839
                             ------------
 Net increase in
  net assets
  resulting from
  operations.....            $38,878,108
                             ============

              See Notes to Pro forma Combined Financial Statements

EXCELSIOR FUNDS, INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS--(UNAUDITED)
MARCH 31, 1997

Pro forma information is intended to provide shareholders of Excelsior Funds with information about the impact of the proposed merger by indicating how the merger might have affected the information had the merger been consummated as of March 31, 1997.

The pro forma combined statements of assets and liabilities and results of operations as of March 31, 1997, have been prepared to reflect the merger of Equity Fund, Aging of America Fund, Communication and Entertainment Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund and Productivity Enhancers Fund after giving effect to pro forma adjustments described in the notes listed below.

(a) Acquisition by Equity Fund of the net assets of Aging of America Fund, Communication and Entertainment Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund and Productivity Enhancers Fund and issuance of Equity Fund Shares in exchange for all the outstanding shares of Aging of America Fund, Communication and Entertainment Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund and Productivity Enhancers Fund.

(b) Investment Advisory Fee was adjusted to reflect the application of the fee structure for the Equity Fund (0.75% of average net assets).

(c) Waiver of Advisory Fees reflects the Advisor's commitment to temporarily waive a set amount of advisory fees ($321,489), representing the incremental Advisory Fees provided for within the Equity Fund versus the Transferor Funds (0.75% vs. 0.60% of average net assets).

(d) Actual expenses incurred by the individual funds, for various expenses included on a pro forma basis, were reduced to reflect estimated savings arising from the merger.

EXCELSIOR FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1997


                                                         INCOME AND   AGING OF
                                              EQUITY       GROWTH      AMERICA
                                               FUND         FUND        FUND
                                           ------------ ------------ -----------
  ASSETS:
   Investments, at cost--see accompanying
    portfolios...........................  $239,891,128 $100,064,467 $34,173,700
                                           ============ ============ ===========
   Investments, at value (Note 1)........  $306,300,212 $132,131,071 $44,035,152
   Cash..................................            43          412         674
   Dividends receivable..................       437,580       85,702      41,575
   Interest receivable...................        83,283      734,480       4,995
   Receivable for investments sold.......     3,186,837      --        1,128,883
   Receivable for fund shares sold.......     1,075,668       79,125      23,886
   Receivable from investment advisor
    (Note 2).............................       --           --          --
   Withholding tax receivable............       --             2,718     --
   Prepaid expenses......................        11,945        4,900       1,773
   Unamortized organization costs (Note
    5)...................................       --           --            3,171
                                           ------------ ------------ -----------
   TOTAL ASSETS..........................   311,095,568  133,038,408  45,240,109
  LIABILITIES:
   Payable for investments purchased.....     3,211,712      --          --
   Payable for fund shares redeemed......       478,756      126,692     123,920
   Investment advisory fee payable (Note
    2)...................................       199,898       78,059      22,366
   Due to custodian bank.................       --           --          --
   Accrued expenses and other payables...       134,564       66,119      36,269
                                           ------------ ------------ -----------
   TOTAL LIABILITIES.....................     4,024,930      270,870     182,555
                                           ------------ ------------ -----------
  NET ASSETS.............................  $307,070,638 $132,767,538 $45,057,554
                                           ============ ============ ===========
  NET ASSETS consist of:
   Undistributed net investment income ..  $    639,545 $    571,900 $    32,870
   Accumulated net realized gain (loss)
    on investments.......................     7,037,544    4,968,595   1,153,902
   Unrealized appreciation (depreciation)
    of investments and foreign currency
    translations.........................    66,409,084   32,066,192   9,861,452
   Par value (Note 4)....................        11,897        8,705       4,444
   Paid-in capital in excess of par
    value................................   232,972,568   95,152,146  34,004,886
                                           ------------ ------------ -----------
  TOTAL NET ASSETS.......................  $307,070,638 $132,767,538 $45,057,554
                                           ============ ============ ===========
  SHARES:
   Net Assets............................  $306,989,598 $132,767,538 $45,057,554
   Shares of Common Stock Outstanding....    11,893,854    8,705,319   4,444,010
  NET ASSET VALUE PER SHARE..............        $25.81       $15.25      $10.14
                                                 ======       ======      ======
  TRUST SHARES:
   Net Assets............................  $     81,040      --          --
   Shares of Common Stock Outstanding....         3,144      --          --
  NET ASSET VALUE PER SHARE..............        $25.78      --          --
                                                 ======


                       See Notes to Financial Statements

    BUSINESS AND    COMMUNICATION              ENVIRONMENTALLY-              LONG-TERM
     INDUSTRIAL          AND      EARLY LIFE   RELATED PRODUCTS   GLOBAL      SUPPLY    PRODUCTIVITY
    RESTRUCTURING   ENTERTAINMENT    CYCLE       AND SERVICES   COMPETITORS  OF ENERGY   ENHANCERS
        FUND            FUND         FUND            FUND          FUND        FUND         FUND
    -------------   ------------- -----------  ---------------- ----------- ----------- ------------
    $ 99,261,956     $29,209,379  $52,479,549     $8,051,827    $67,679,200 $26,885,433 $16,471,895
    ============     ===========  ===========     ==========    =========== =========== ===========
    $125,283,194     $34,233,721  $52,436,200     $9,407,312    $82,461,922 $33,943,203 $17,128,680
             317             104          444             77        --          --              172
         185,062          49,624        8,120          7,384         49,020      18,827      14,941
           6,478           1,328        1,821          2,824          4,070       5,733       2,302
       1,359,955         881,681    1,092,075         --          1,763,534     --          981,940
         108,767             588       15,142          7,993         10,000      26,743         400
         --              --           --                 666        --          --              450
           4,693         --           --              --                522     --           --
           4,583           1,640        2,539            316          3,538       1,169         782
           3,171           3,171        3,171          3,171          3,171       3,171       3,171
    ------------     -----------  -----------     ----------    ----------- ----------- -----------
     126,956,220      35,171,857   53,559,512      9,429,743     84,295,777  33,998,846  18,132,838
       1,957,749         --           --             523,941        --          444,507      --
         813,664         419,342      216,788         22,968        687,501      96,822      50,703
          61,463          18,600       27,897         --             42,577      15,761      --
         --              --           --              --          1,595,443      27,215      --
          60,275          37,424       48,738         13,990         48,457      21,450      24,888
    ------------     -----------  -----------     ----------    ----------- ----------- -----------
       2,893,151         475,366      293,423        560,899      2,373,978     605,755      75,591
    ------------     -----------  -----------     ----------    ----------- ----------- -----------
    $124,063,069     $34,696,491  $53,266,089     $8,868,844    $81,921,799 $33,393,091 $18,057,247
    ============     ===========  ===========     ==========    =========== =========== ===========
    $    145,348     $     --     $     --        $    1,263    $    65,558 $    49,837 $     --
       1,881,036         754,828   (2,895,898)       194,299      1,657,958     509,900     606,446
      26,020,674       5,024,342      (43,349)     1,355,485     14,782,645   7,057,770     656,785
           7,787           3,363        6,031            949          7,195       3,002       2,210
      96,008,224      28,913,958   56,199,305      7,316,848     65,408,443  25,772,582  16,791,806
    ------------     -----------  -----------     ----------    ----------- ----------- -----------
    $124,063,069     $34,696,491  $53,266,089     $8,868,844    $81,921,799 $33,393,091 $18,057,247
    ============     ===========  ===========     ==========    =========== =========== ===========
    $124,011,153     $34,696,491  $53,258,036     $8,868,844    $81,921,799 $33,393,091 $18,057,247
       7,783,856       3,363,248    6,030,747        949,105      7,194,476   3,002,398   2,209,782
          $15.93          $10.32        $8.83          $9.34         $11.39      $11.12       $8.17
          ======          ======        =====          =====         ======      ======       =====
    $     51,916         --       $     8,053         --            --          --           --
           3,264         --               914         --            --          --           --
          $15.91         --             $8.81         --            --          --           --
          ======                        =====


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1997


                                                        INCOME AND    AGING OF
                                             EQUITY       GROWTH      AMERICA
                                              FUND+        FUND         FUND
                                           -----------  -----------  ----------
  INVESTMENT INCOME:
   Interest income.......................  $   833,687  $ 2,468,384  $   96,641
   Dividend income.......................    3,956,821    1,719,063     669,224
   Less: Foreign taxes withheld..........      --            (2,348)     --
                                           -----------  -----------  ----------
   TOTAL INCOME..........................    4,790,508    4,185,099     765,865
  EXPENSES:
   Investment advisory fees (Note 2).....    2,087,344      982,751     282,456
   Administration fees (Note 2)..........      427,849      201,381      72,380
   Administrative service fees (Note 2)..      132,737      106,888      21,988
   Shareholder servicing agent fees......      115,810       69,461      33,810
   Custodian fees........................       90,204       46,731      17,945
   Registration and filing fees..........       16,929       11,745      18,843
   Legal and audit fees..................       33,574       15,832       8,473
   Directors' fees and expenses (Note
   2)....................................       10,880        5,569       2,256
   Shareholder reports...................       30,601        6,192       6,100
   Amortization of organization costs
   (Note 5)..............................      --           --            4,176
   Distribution fees--Trust Shares (Note
   2)....................................           88      --           --
   Miscellaneous expenses................        9,152        5,988       2,610
                                           -----------  -----------  ----------
   TOTAL EXPENSES........................    2,955,168    1,452,538     471,037
   Fees waived by investment adviser and
   administrators (Note 2)...............     (132,737)    (106,888)    (21,988)
                                           -----------  -----------  ----------
   NET EXPENSES..........................    2,822,431    1,345,650     449,049
                                           -----------  -----------  ----------
  NET INVESTMENT INCOME (LOSS)...........    1,968,077    2,839,449     316,816
                                           -----------  -----------  ----------
  REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 1):
   Net realized gain (loss):
   Security transactions.................   13,470,108    8,780,963   3,293,736
   Foreign currency translations.........      --            (7,539)     --
                                           -----------  -----------  ----------
   Total net realized gain (loss)........   13,470,108    8,773,424   3,293,736
   Change in unrealized
    appreciation/depreciation on
    investments and foreign currency
    translations during the year.........   11,035,720    3,899,616     132,436
                                           -----------  -----------  ----------
   NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS.................   24,505,828   12,673,040   3,426,172
                                           -----------  -----------  ----------
   NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS.............  $26,473,905  $15,512,489  $3,742,988
                                           ===========  ===========  ==========


+ The Excelsior Fund began offering Trust Shares on November 12, 1996,
  September 19, 1996, and September 6, 1996 for Equity Fund, Business and Industrial Restructuring Fund, and Early Life Cycle Fund, respectively.

                       See Notes to Financial Statements

  BUSINESS AND    COMMUNICATION               ENVIRONMENTALLY-              LONG-TERM
   INDUSTRIAL          AND       EARLY LIFE   RELATED PRODUCTS   GLOBAL       SUPPLY    PRODUCTIVITY
  RESTRUCTURING   ENTERTAINMENT    CYCLE        AND SERVICES   COMPETITORS  OF ENERGY    ENHANCERS
      FUND+           FUND         FUND+            FUND          FUND         FUND         FUND
  -------------   ------------- ------------  ---------------- -----------  ----------  ------------
   $    73,760     $   182,191  $    171,656     $   28,872    $  166,985   $  120,506   $   38,781
     1,720,957         282,639       358,990         49,058     1,045,610      404,006      172,753
        (5,067)        --            --              --            (3,359)      --           --
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
     1,789,650         464,830       530,646         77,930     1,209,236      524,512      211,534
       594,255         290,211       469,912         40,858       503,823      177,440      153,391
       152,356          74,287       120,450         12,257       129,087       45,473       39,265
        41,617          24,461        61,972          3,484        36,378       12,270       13,268
        55,874          50,982        57,471          9,005        38,222       14,040       16,308
        40,422          19,367        30,238          6,347        27,397       15,522       26,558
        18,290          18,831        18,494         12,617        17,763        9,787       12,813
        15,579           8,165        13,156            975        13,493        4,339        4,153
         4,022           2,435         3,974            275         3,751        1,212        1,336
        10,816           6,519        11,390            581        10,433        2,091        2,655
         4,176           4,176         4,176          4,176         4,176        4,176        4,176
            89         --                 10         --            --           --           --
         3,555           3,062         4,413            711         3,686        2,519        2,297
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
       941,051         502,496       795,656         91,286       788,209      288,869      276,220
       (41,617)        (24,461)      (61,972)       (23,451)      (36,378)     (12,270)     (24,184)
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
       899,434         478,035       733,684         67,835       751,831      276,599      252,036
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
       890,216         (13,205)     (203,038)        10,095       457,405      247,913      (40,502)
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
     3,591,561         754,828    (1,252,061)       678,387     2,417,099    3,066,094    1,237,947
        (2,769)        --            --              --              (521)      --              237
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
     3,588,792         754,828    (1,252,061)       678,387     2,416,578    3,066,094    1,238,184
    10,912,205         237,949   (10,176,904)       345,106     2,778,098    3,501,247     (273,291)
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
    14,500,997         992,777   (11,428,965)     1,023,493     5,194,676    6,567,341      964,893
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
   $15,391,213     $   979,572  $(11,632,003)    $1,033,588    $5,652,081   $6,815,254   $  924,391
  ===========      ===========  ============     ==========    ==========   ==========   ==========


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                        INCOME AND    AGING OF
                                            EQUITY        GROWTH       AMERICA
                                            FUND+          FUND         FUND
                                         ------------  ------------  -----------
  YEAR ENDED MARCH 31, 1997
  Net investment income (loss).........  $  1,968,077  $  2,839,449  $   316,816
  Net realized gain (loss) on
   investments.........................    13,470,108     8,773,424    3,293,736
  Change in unrealized
   appreciation/depreciation on
   investments and foreign currency
   translations during the year........    11,035,720     3,899,616      132,436
                                         ------------  ------------  -----------
  Net increase (decrease) in net assets
   resulting from operations...........    26,473,905    15,512,489    3,742,988
  Distributions to shareholders:
   From net investment income:
   Shares..............................    (1,439,009)   (3,036,535)    (314,773)
   Trust Shares........................          (103)      --           --
   From net realized gain on
    investments:
   Shares..............................   (11,114,096)   (5,519,778)  (1,835,114)
   Trust Shares........................           (27)      --           --
   In excess of net realized gain on
    investments:
   Shares..............................       --            --           --
                                         ------------  ------------  -----------
    Total distributions................   (12,553,235)   (8,556,313)  (2,149,887)
                                         ------------  ------------  -----------
  Increase (decrease) in net assets
   from fund share transactions (Note
   4)
   Shares..............................   104,492,129    (1,683,305)  (1,327,320)
   Trust Shares........................        84,035       --           --
                                         ------------  ------------  -----------
    Total from fund share
     transactions......................   104,576,164    (1,683,305)  (1,327,320)
                                         ------------  ------------  -----------
  Net increase (decrease) in net
   assets..............................   118,496,834     5,272,871      265,781
  NET ASSETS:
   Beginning of year...................   188,573,804   127,494,667   44,791,773
                                         ------------  ------------  -----------
   End of year(1)......................  $307,070,638  $132,767,538  $45,057,554
                                         ============  ============  ===========
 --------
   (1) Including undistributed net
    investment income..................  $    639,545  $    571,900  $    32,870
                                         ============  ============  ===========
  YEAR ENDED MARCH 31, 1996
  Net investment income (loss).........  $    892,355  $  3,359,989  $   179,442
  Net realized gain on investments.....    12,290,132     3,102,820      229,173
  Change in unrealized
   appreciation/depreciation on
   investments and foreign currency
   translations during the year........    24,331,637    19,139,107    7,454,373
                                         ------------  ------------  -----------
  Net increase in net assets resulting
   from operations.....................    37,514,124    25,601,916    7,862,988
  Distributions to shareholders:
   From net investment income:               (775,213)   (2,643,489)    (162,762)
   In excess of net investment income..       --            --           --
   From net realized gain on
    investments........................   (14,900,357)     (495,121)     --
   In excess of net realized gain on
    investments........................       --            --           --
  Increase (decrease) in net assets
   from fund share transactions (Note
   4)..................................    29,318,351     5,106,774   14,917,963
                                         ------------  ------------  -----------
  Net increase (decrease) in net
   assets..............................    51,156,905    27,570,080   22,618,189
  NET ASSETS:
   Beginning of year...................   137,416,899    99,924,587   22,173,584
                                         ------------  ------------  -----------
   End of year(2)......................  $188,573,804  $127,494,667  $44,791,773
                                         ============  ============  ===========
 --------
   (2) Including
     undistributed/(distributions in
     excess of) net investment income..  $    110,580  $    992,864  $    48,027
                                         ============  ============  ===========

+ The Excelsior Fund began offering Trust Shares on November 12, 1996,
  September 19, 1996 and September 6, 1996 for Equity Fund, Business and Industrial Restructuring Fund, and Early Life Cycle Fund, respectively.

                       See Notes to Financial Statements

  BUSINESS AND    COMMUNICATION                ENVIRONMENTALLY-               LONG-TERM
   INDUSTRIAL          AND        EARLY LIFE   RELATED PRODUCTS   GLOBAL       SUPPLY     PRODUCTIVITY
  RESTRUCTURING   ENTERTAINMENT     CYCLE        AND SERVICES   COMPETITORS   OF ENERGY    ENHANCERS
      FUND+           FUND          FUND+            FUND          FUND         FUND          FUND
  -------------   -------------  ------------  ---------------- -----------  -----------  ------------
  $    890,216    $    (13,205)  $   (203,038)   $    10,095    $   457,405  $   247,913  $    (40,502)
     3,588,792         754,828     (1,252,061)       678,387      2,416,578    3,066,094     1,238,184
    10,912,205         237,949    (10,176,904)       345,106      2,778,098    3,501,247      (273,291)
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    15,391,213         979,572    (11,632,003)     1,033,588      5,652,081    6,815,254       924,391
      (770,732)        --             --              (8,832)      (512,801)    (236,119)      --
          (133)        --             --              --            --           --            --
    (2,941,935)       (243,366)      (760,083)        --           (672,479)  (2,816,614)   (2,588,996)
          (702)        --                 (98)        --            --           --            --
       --              --          (2,895,800)        --            --           --            --
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    (3,713,502)       (243,366)    (3,655,981)        (8,832)    (1,185,280)  (3,052,733)   (2,588,996)
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    38,284,744     (12,989,055)    (9,515,807)     3,897,322      6,150,507    6,336,079    (9,347,427)
        48,311         --               9,034         --            --           --            --
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    38,333,055     (12,989,055)    (9,506,773)     3,897,322      6,150,507    6,336,079    (9,347,427)
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    50,010,766     (12,252,849)   (24,794,757)     4,922,078     10,617,308   10,098,600   (11,012,032)
    74,052,303      46,949,340     78,060,846      3,946,766     71,304,491   23,294,491    29,069,279
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
  $124,063,069    $ 34,696,491   $ 53,266,089    $ 8,868,844    $81,921,799  $33,393,091  $ 18,057,247
  ============    ============   ============    ===========    ===========  ===========  ============
  $    145,348    $     --       $    --         $     1,263    $    65,558  $    49,837  $    --
  ============    ============   ============    ===========    ===========  ===========  ============
  $    430,247    $    112,007   $   (110,895)   $    (7,710)   $   327,789  $   183,715  $     53,347
     2,629,951       2,474,867      3,934,385         31,865        721,363      521,934     5,861,616
    11,536,487       1,240,983      6,178,733        923,672      9,216,453    3,435,626      (172,413)
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    14,596,685       3,827,857     10,002,223        947,827     10,265,605    4,141,275     5,742,550
      (345,537)       (105,302)       --              --           (257,433)    (168,020)      (53,347)
       --              --             --              --            --           --            (50,322)
      (987,000)     (2,340,896)    (4,027,696)        --            (85,339)     --         (4,101,238)
       --              --             --              --            (86,658)     --            --
    30,605,398      15,653,291     24,303,965     (1,360,084)    35,973,688    3,508,362     9,266,366
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    43,869,546      17,034,950     30,278,492       (412,257)    45,809,863    7,481,617    10,804,009
    30,182,757      29,914,390     47,782,354      4,359,023     25,494,628   15,812,874    18,265,270
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
  $ 74,052,303    $ 46,949,340   $ 78,060,846    $ 3,946,766    $71,304,491  $23,294,491  $ 29,069,279
  ============    ============   ============    ===========    ===========  ===========  ============
  $    137,328    $       (158)  $    --         $    --        $   121,474  $    38,043  $    --
  ============    ============   ============    ===========    ===========  ===========  ============

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

   For a Fund share outstanding throughout each period.

                                                 NET REALIZED                         DIVIDENDS   DISTRIBUTIONS
                           NET ASSET    NET     AND UNREALIZED            DIVIDENDS  IN EXCESS OF    FROM NET
                            VALUE,   INVESTMENT  GAIN (LOSS)   TOTAL FROM  FROM NET      NET      REALIZED GAIN
                           BEGINNING   INCOME   ON INVESTMENTS INVESTMENT INVESTMENT  INVESTMENT  ON INVESTMENTS
                           OF PERIOD   (LOSS)    AND OPTIONS   OPERATIONS   INCOME      INCOME     AND OPTIONS
                           --------- ---------- -------------- ---------- ---------- ------------ --------------
  EQUITY FUND -- (4/25/85*)
  Shares:
  Year Ended March 31,
  1993...................   $16.28     $0.08        $3.01        $3.09      $(0.09)      --           $(0.51)
  1994...................    18.77      0.05         1.16         1.21       (0.08)      --            (0.39)
  1995...................    19.17      0.07         2.67         2.74       (0.04)      --            (0.47)
  1996...................    21.40      0.12         5.21         5.33       (0.11)      --            (2.19)
  1997...................    24.43      0.18         2.50         2.68       (0.14)      --            (1.16)
  Trust Shares --
    (11/12/96*)
  Period Ended March 31,
   1997..................    26.30      0.04         0.03         0.07       (0.03)      --            (0.56)
  INCOME AND GROWTH FUND -- (1/6/87*)
  Year Ended March 31,
  1993...................   $ 9.10     $0.27        $2.43        $2.70      $(0.35)      --           $ 0.00
  1994...................    11.45      0.31         0.46         0.77       (0.27)      --            (0.01)
  1995...................    11.94      0.38         0.26         0.64       (0.35)      --            (0.41)
  1996...................    11.82      0.39         2.61         3.00       (0.31)      --            (0.06)
  1997...................    14.45      0.33         1.45         1.78       (0.35)      --            (0.63)
  AGING OF AMERICA FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $0.01        $0.00        $0.01      $ 0.00       --           $ 0.00
  Year Ended March 31,
  1994...................     7.01      0.03        (0.02)        0.01       (0.03)      --             0.00
  1995...................     6.99      0.04         0.85         0.89       (0.04)      --             0.00
  1996...................     7.84      0.05         1.97         2.02       (0.05)      --             0.00
  1997...................     9.81      0.07         0.72         0.79       (0.07)      --            (0.39)
  BUSINESS AND INDUSTRIAL RESTRUCTURING FUND -- (12/31/92*)
  Shares:
  Period Ended March 31,
   1993..................   $ 7.00     $0.02        $0.69        $0.71      $ 0.00       --           $ 0.00
  Year Ended March 31,
  1994...................     7.71      0.06         1.96         2.02       (0.07)      --            (0.02)
  1995...................     9.64      0.07         1.02         1.09       (0.06)      --            (0.12)
  1996...................    10.55      0.10         3.71         3.81       (0.09)      --            (0.24)
  1997...................    14.03      0.13         2.36         2.49       (0.12)      --            (0.47)
  Trust Shares --
    (9/19/96*)
  Period Ended March
   31,1997...............    14.61      0.05         1.53         1.58       (0.05)      --            (0.23)
  COMMUNICATION AND ENTERTAINMENT FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $0.01        $0.60        $0.61      $ 0.00       --           $ 0.00
  Year Ended March 31,
  1994...................     7.61      0.02         1.52         1.54       (0.03)      --            (0.37)
  1995...................     8.75      0.04         1.06         1.10       (0.04)      --            (0.17)
  1996...................     9.64      0.03         1.30         1.33       (0.03)      --            (0.62)
  1997...................    10.32      0.00         0.05         0.05        0.00       --            (0.05)

  * Commencement of operations
 ** Not Annualized
*** Annualized
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Total return data for periods prior to March 31, 1997 does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
  # For fiscal years beginning on or after September 1, 1995, the Funds are required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

                       See Notes to Financial Statements

DISTRIBUTIONS                                                    RATIO        RATIO         RATIO
IN EXCESS OF                                                     OF NET      OF GROSS      OF NET
NET REALIZED                                       NET ASSETS, OPERATING    OPERATING    INVESTMENT
   GAIN ON                   NET ASSET                 END      EXPENSES     EXPENSES   INCOME (LOSS) PORTFOLIO    FEE
 INVESTMENTS       TOTAL     VALUE, END  TOTAL      OF PERIOD  TO AVERAGE   TO AVERAGE   TO AVERAGE   TURNOVER   WAIVERS
 AND OPTIONS   DISTRIBUTIONS OF PERIOD  RETURN++      (000)    NET ASSETS  NET ASSETS +  NET ASSETS     RATE     (NOTE 2)
-------------  ------------- ---------- --------   ----------- ----------  ------------ ------------- ---------  --------
      --          $(0.60)      $18.77    19.26%     $106,144      1.08%        1.08%         0.51%        24%     $0.00
   $(0.34)         (0.81)       19.17     6.54%      122,262      1.14%        1.14%         0.25%        17%      0.00
      --           (0.51)       21.40    14.65%      137,417      1.05%        1.08%         0.36%        23%      0.00
      --           (2.30)       24.43    26.45%      188,574      1.05%        1.12%         0.55%        27%      0.02
      --           (1.30)       25.81    11.09%      306,990      1.01%        1.06%         0.71%        39%      0.01
      --           (0.59)       25.78     0.23%**         81      1.36%***     1.41%***      0.45%***     39%      0.00
      --          $(0.35)      $11.45    30.45%     $ 51,303      1.15%        1.15%         2.76%        28%     $0.00
      --           (0.28)       11.94     6.69%       96,682      1.17%        1.17%         2.77%        28%      0.00
      --           (0.76)       11.82     5.74%       99,925      1.06%        1.09%         3.31%        36%      0.00
      --           (0.37)       14.45    25.83%      127,495      1.05%        1.11%         2.95%        22%      0.01
      --           (0.98)       15.25    12.61%      132,768      1.03%        1.11%         2.17%        25%      0.01
      --          $ 0.00       $ 7.01     0.14%**   $  2,389      0.99%***     3.87%***      0.77%***     14%***  $0.03
      --           (0.03)        6.99     0.13%       10,583      0.99%        1.82%         0.59%        24%      0.04
      --           (0.04)        7.84    12.80%       22,174      0.99%        1.26%         0.63%        14%      0.02
      --           (0.05)        9.81    25.80%       44,792      0.93%        0.97%         0.54%        34%      0.00
      --           (0.46)       10.14     8.18%       45,058      0.95%        1.00%         0.67%        86%      0.00
      --          $ 0.00       $ 7.71    10.14%**   $  1,935      0.99%***     5.85%***      2.48%***      9%***  $0.04
      --           (0.09)        9.64    26.40%       14,440      0.99%        1.73%         0.77%        75%      0.06
      --           (0.18)       10.55    11.49%       30,183      0.98%        1.08%         0.83%        82%      0.01
      --           (0.33)       14.03    36.48%       74,052      0.91%        0.95%         0.88%        56%      0.00
      --           (0.59)       15.93    18.09%      124,011      0.91%        0.95%         0.90%        62%      0.01
      --           (0.28)       15.91    10.85%**         52      1.26%***     1.30%***      0.54%***     62%      0.00
      --          $ 0.00       $ 7.61     8.71%**   $  5,785      0.99%***     2.20%***      1.06%***     25%***  $0.01
      --           (0.40)        8.75    20.07%       21,024      0.98%        1.16%         0.29%        60%      0.01
      --           (0.21)        9.64    12.87%       29,914      0.98%        1.06%         0.46%        56%      0.01
      --           (0.65)       10.32    13.48%       46,949      0.92%        0.97%         0.28%        65%      0.00
      --           (0.05)       10.32     0.34%       34,696      0.99%        1.04%        (0.03)%       65%      0.01
DISTRIBUTIONS
IN EXCESS OF
NET REALIZED
   GAIN ON      AVERAGE
 INVESTMENTS   COMMISSION
 AND OPTIONS     RATE#
-------------  ----------
      --            N/A
   $(0.34)          N/A
      --            N/A
      --            N/A
      --        $0.0663
      --        $0.0663
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0777
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0831
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0755
      --        $0.0755
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0677

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

   For a Fund share outstanding throughout each period.

                                                 NET REALIZED                         DIVIDENDS   DISTRIBUTIONS
                           NET ASSET    NET     AND UNREALIZED            DIVIDENDS  IN EXCESS OF    FROM NET
                            VALUE,   INVESTMENT  GAIN (LOSS)   TOTAL FROM  FROM NET      NET      REALIZED GAIN
                           BEGINNING   INCOME   ON INVESTMENTS INVESTMENT INVESTMENT  INVESTMENT  ON INVESTMENTS
                           OF PERIOD   (LOSS)    AND OPTIONS   OPERATIONS   INCOME      INCOME     AND OPTIONS
                           --------- ---------- -------------- ---------- ---------- ------------ --------------
  EARLY LIFE CYCLE FUND -- (12/31/92*)
  Shares:
  Period Ended March 31,
   1993..................   $ 7.00     $ 0.00       $ 0.40       $ 0.40     $ 0.00         --         $ 0.00
  Year Ended March 31,
  1994...................     7.40      (0.01)        1.36         1.35       0.00         --          (0.09)
  1995...................     8.66      (0.02)        1.31         1.29       0.00         --          (0.18)
  1996...................     9.77      (0.02)        1.72         1.70       0.00         --          (0.69)
  1997...................    10.78      (0.03)       (1.43)       (1.46)      0.00         --          (0.10)
  Trust Shares --
    (9/6/96*)
  Period Ended March 31,
   1997..................     9.98      (0.03)       (0.92)       (0.95)      0.00         --          (0.22)
  ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $ 0.00       $(0.05)      $(0.05)    $ 0.00         --         $ 0.00
  Year Ended March 31,
  1994...................     6.95       0.00        (0.71)       (0.71)      0.00         --           0.00
  1995...................     6.24      (0.01)       (0.01)       (0.02)      0.00      $(0.01)         0.00
  1996...................     6.21      (0.02)        1.54         1.52       0.00         --           0.00
  1997...................     7.73       0.01         1.61         1.62      (0.01)        --           0.00
  GLOBAL COMPETITORS FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $ 0.01       $ 0.27       $ 0.28     $ 0.00         --         $ 0.00
  Year Ended March 31,
  1994...................     7.28       0.05         0.41         0.46      (0.05)        --           0.00
  1995...................     7.69       0.07         0.90         0.97      (0.07)        --           0.00
  1996...................     8.59       0.07         2.27         2.34      (0.06)        --          (0.02)
  1997...................    10.83       0.06         0.66         0.72      (0.07)        --          (0.09)
  LONG-TERM SUPPLY OF ENERGY FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $ 0.01       $ 0.80       $ 0.81     $ 0.00         --         $ 0.00
  Year Ended March 31,
  1994...................     7.81       0.08        (0.12)       (0.04)     (0.07)        --           0.00
  1995...................     7.70       0.09         0.24         0.33      (0.10)        --          (0.01)
  1996...................     7.92       0.07         1.63         1.70      (0.07)        --           0.00
  1997...................     9.55       0.09         2.60         2.69      (0.09)        --          (1.03)
  PRODUCTIVITY ENHANCERS FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $ 0.01       $(0.07)      $(0.06)    $ 0.00         --         $ 0.00
  Year Ended March 31,
  1994...................     6.94       0.00         0.96         0.96       0.00      $(0.02)         0.00
  1995...................     7.88      (0.01)        0.35         0.34       0.00         --          (0.10)
  1996...................     8.12       0.02         2.12         2.14      (0.02)      (0.01)        (1.40)
  1997...................     8.83      (0.02)        0.16         0.14       0.00         --          (0.80)

  * Commencement of operations
 ** Not Annualized
*** Annualized
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Total return data for periods prior to March 31, 1997 does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
  # For fiscal years beginning on or after September 1, 1995, the Funds are required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

                       See Notes to Financial Statements

DISTRIBUTIONS                                                     RATIO        RATIO         RATIO
IN EXCESS OF                                                      OF NET      OF GROSS      OF NET
NET REALIZED                                        NET ASSETS, OPERATING    OPERATING    INVESTMENT
   GAIN ON                   NET ASSET                  END      EXPENSES     EXPENSES   INCOME (LOSS)  PORTFOLIO    FEE
 INVESTMENTS       TOTAL     VALUE, END  TOTAL       OF PERIOD  TO AVERAGE   TO AVERAGE   TO AVERAGE    TURNOVER   WAIVERS
 AND OPTIONS   DISTRIBUTIONS OF PERIOD  RETURN++       (000)    NET ASSETS  NET ASSETS +  NET ASSETS      RATE     (NOTE 2)
-------------  ------------- ---------- --------    ----------- ----------  ------------ -------------  ---------  --------
      --          $ 0.00       $ 7.40      5.71%**    $ 5,512      0.99%***     2.70%***      0.12%***       4%***  $0.01
      --           (0.09)        8.66     18.27%       24,951      0.95%        1.15%        (0.25)%        20%      0.01
      --           (0.18)        9.77     15.16%       47,782      0.96%        1.04%        (0.23)%        42%      0.01
      --           (0.69)       10.78     18.29%       78,061      0.90%        0.98%        (0.17)%        38%      0.01
   $(0.39)         (0.49)        8.83    (14.33)%      53,258      0.94%        1.02%        (0.26)%        55%      0.01
      --           (0.22)        8.81     (9.77)%**         8      1.29%***     1.40%***     (0.87)%***     55%      0.00
      --          $ 0.00       $ 6.95     (0.71)%**   $ 2,452      0.99%***     2.83%***      0.32%***       0%***  $0.02
      --            0.00         6.24    (10.15)%       4,533      0.99%        2.20%        (0.07)%        28%      0.05
      --           (0.01)        6.21     (0.27)%       4,359      0.99%        2.42%        (0.10)%        61%      0.09
      --            0.00         7.73     24.48%        3,947      0.99%        2.46%        (0.18)%        64%      0.12
      --           (0.01)        9.34     21.22%        8,869      0.99%        1.33%         0.15%         73%      0.03
      --          $ 0.00       $ 7.28      4.00%**    $ 2,037      0.99%***     3.97%***      0.82%***       0%***  $0.03
      --           (0.05)        7.69      6.29%       10,059      0.99%        1.72%         0.81%         19%      0.05
      --           (0.07)        8.59     12.73%       25,495      0.97%        1.18%         1.04%         29%      0.01
   $(0.02)         (0.10)       10.83     27.39%       71,304      0.89%        0.93%         0.73%         17%      0.00
      --           (0.16)       11.39      6.64%       81,922      0.89%        0.94%         0.54%         25%      0.00
      --          $ 0.00       $ 7.81     11.57%**    $ 1,457      0.99%***     7.03%***      1.69%***       0%***  $0.05
      --           (0.07)        7.70     (0.57)%       6,830      0.99%        2.03%         1.21%          6%      0.07
      --           (0.11)        7.92      4.28%       15,813      0.98%        1.35%         1.18%         31%      0.03
      --           (0.07)        9.55     21.60%       23,294      0.96%        1.09%         0.88%         43%      0.01
      --           (1.12)       11.12     28.28%       33,393      0.93%        0.98%         0.84%         87%      0.00
      --          $ 0.00       $ 6.94     (0.86)%**   $ 3,369      0.99%***     4.23%***      1.29%***     183%***  $0.03
      --           (0.02)        7.88     13.81%       15,702      0.99%        1.49%         0.01%        198%      0.10
      --           (0.10)        8.12      4.45%       18,265      0.99%        1.21%        (0.10)%       276%      0.02
      --           (1.43)        8.83     26.97%       29,069      0.98%        1.06%         0.20%        472%      0.01
      --           (0.80)        8.17      1.02%       18,057      0.98%        1.08%        (0.16)%       300%      0.01
DISTRIBUTIONS
IN EXCESS OF
NET REALIZED
   GAIN ON      AVERAGE
 INVESTMENTS   COMMISSION
 AND OPTIONS     RATE#
-------------  ----------
      --            N/A
      --            N/A
      --            N/A
      --            N/A
   $(0.39)      $0.0433
      --        $0.0433
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0711
      --            N/A
      --            N/A
      --            N/A
   $(0.02)          N/A
      --        $0.0873
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0809
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0797


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
EQUITY FUND

                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                           ------------
 COMMON STOCKS -- 96.92%
          FINANCIAL -- 23.67%
  131,200 Associates First Capital Corp. ........................   $  5,641,600
  185,000 Fleet Financial Group, Inc. ...........................     10,591,250
   29,240 General Re Corp. ......................................      4,619,920
   90,500 MBIA, Inc. ............................................      8,676,688
  136,038 Mellon Bank Corp. .....................................      9,896,764
  122,360 Morgan Stanley Group, Inc. ............................      7,188,650
  120,000 State Street Boston Corp. .............................      8,325,000
  350,000 United Asset Management Corp. .........................      8,968,750
  120,000 UNUM Corp. ............................................      8,760,000
                                                                    ------------
                                                                      72,668,622
                                                                    ------------
          CONSUMER CYCLICAL -- 17.77%
  178,200 Centex Corp. ..........................................      6,281,550
  105,000 Dayton Hudson Corp. ...................................      4,383,750
  200,000 Ford Motor Co. ........................................      6,275,000
  370,000 Heilig-Meyers Co. .....................................      5,873,750
   90,000 Houghton Mifflin Co. ..................................      4,860,000
   60,000 Luxottica Group S.p.A. ADR.............................      3,187,500
  152,834 McDonald's Corp. ......................................      7,221,406
  175,000 +O'Reilly Automotive, Inc. ............................      6,431,250
   70,000 Reuters Holdings plc ADR...............................      4,068,750
  215,000 Wal-Mart Stores, Inc. .................................      5,993,125
                                                                    ------------
                                                                      54,576,081
                                                                    ------------
          TECHNOLOGY -- 14.46%
   74,570 +Cisco Systems, Inc. ..................................      3,588,681
  111,480 Hewlett-Packard Co. ...................................      5,936,310
   48,000 Intel Corp. ...........................................      6,672,000
   56,920 Lucent Technologies, Inc. .............................      3,002,530
   86,020 +Microsoft Corp. ......................................      7,881,582
  200,000 Tektronix, Inc. .......................................     10,100,000
  131,220 Tyco International Ltd. ...............................      7,217,100
                                                                    ------------
                                                                      44,398,203
                                                                    ------------
          CONSUMER STAPLES -- 14.40%
  210,000 Abbott Laboratories....................................     11,786,250
  298,600 +Alliance Pharmaceutical Corp. ........................      3,583,200
   54,100 +Cerner Corp. .........................................        696,538
  136,610 +Forest Laboratories, Inc. ............................      5,139,951
  130,000 +Genzyme Corp. ........................................      2,892,500
  220,000 Johnson & Johnson......................................     11,632,500
  100,900 Pfizer, Inc. ..........................................      8,488,213
                                                                    ------------
                                                                      44,219,152
                                                                    ------------
          CAPITAL GOODS -- 10.14%
  120,000 General Electric Co. ..................................     11,910,000
  101,533 Illinois Tool Works, Inc. .............................      8,287,631
  135,961 +Thermo Electron Corp. ................................      4,197,796
  220,000 WMX Technologies, Inc. ................................      6,737,500
                                                                    ------------
                                                                      31,132,927
                                                                    ------------

                                                                       VALUE
   SHARES                                                             (NOTE 1)
 ----------                                                         ------------
            ENERGY -- 10.05%
    110,103 Louisiana Land &
            Exploration Co. .....................................   $  5,216,130
     92,000 Mobil Corp. .........................................     12,017,500
     95,500 +United Meridian Corp. ..............................      2,876,938
    281,680 Unocal Corp. ........................................     10,739,050
                                                                    ------------
                                                                      30,849,618
                                                                    ------------
            UTILITIES -- 5.00%
    113,924 AT&T Corp. ..........................................      3,958,859
    300,000 Enron Corp. .........................................     11,400,000
                                                                    ------------
                                                                      15,358,859
                                                                    ------------
            RAW/INTERMEDIATE
            MATERIALS -- 1.43%
    190,000 Pall Corp. ..........................................      4,393,750
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $231,188,128)..................................    297,597,212
                                                                    ------------
 PRINCIPAL
   AMOUNT
 ---------
 DEMAND NOTES -- 2.83%
 $3,091,000 Associates Corp. of North
            America Master Notes.................................      3,091,000
  5,612,000 General Electric Co.
            Promissory Notes.....................................      5,612,000
                                                                    ------------
            TOTAL DEMAND NOTES
            (Cost $8,703,000)....................................      8,703,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $239,891,128*)....................................... 99.75%  $306,300,212
OTHER ASSETS AND
LIABILITIES (NET)..........................................   0.25       770,426
                                                            ------  ------------
NET ASSETS................................................. 100.00% $307,070,638
                                                            ======  ============

--------
* For Federal tax purposes, the tax basis on investments aggregates
  $239,893,069.
+ Non-income producing security.
 ADR -- American Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
INCOME AND GROWTH FUND

                                                                       VALUE
   SHARES                                                             (NOTE 1)
 ----------                                                         ------------

 COMMON STOCKS -- 70.30%
            CONSUMER CYCLICAL -- 17.58%
      3,495 Bayerische Motoren Werke AG..........................   $  2,858,707
     40,000 Electronic Data Systems Corp.........................      1,615,000
     80,000 Heilig-Meyers Co.....................................      1,270,000
     50,000 Herman Miller, Inc...................................      3,412,500
     45,000 Luxottica Group S.p.A. ADR...........................      2,390,625
     75,000 McDonald's Corp......................................      3,543,750
    120,000 ServiceMaster Ltd. Partnership.......................      3,270,000
    115,000 Smart & Final, Inc...................................      2,256,875
     90,000 Wiley (John) & Sons, Inc., Class A...................      2,722,500
                                                                    ------------
                                                                      23,339,957
                                                                    ------------
            CONSUMER STAPLES -- 10.11%
     43,000 Gillette Co..........................................      3,122,875
     60,000 Johnson & Johnson....................................      3,172,500
     32,000 Kellogg Co...........................................      2,152,000
     65,000 Novo-Nordisk A.S., ADR...............................      3,282,500
      3,040 SMH AG (Bearer)......................................      1,690,415
                                                                    ------------
                                                                      13,420,290
                                                                    ------------
            TECHNOLOGY -- 9.65%
     57,000 Adobe Systems, Inc...................................      2,280,000
    153,334 +Analog Devices, Inc.................................      3,450,015
    115,000 ECI Telecommunications Limited Designs...............      2,113,125
    266,000 +Interleaf, Inc......................................        399,000
     79,000 +SDL, Inc............................................      1,323,250
    100,000 +Unitrode Corp.......................................      3,250,000
                                                                    ------------
                                                                      12,815,390
                                                                    ------------
            FINANCIAL -- 9.17%
     21,750 American International
            Group, Inc...........................................      2,552,906
     26,000 Household International, Inc.........................      2,239,250
     95,000 IPC Holdings Ltd.....................................      2,315,625
     40,000 Morgan Stanley Group, Inc............................      2,350,000
     75,000 Mutual Risk Management Ltd. .........................      2,718,750
                                                                    ------------
                                                                      12,176,531
                                                                    ------------
            ENERGY -- 7.38%
     22,000 Exxon Corp...........................................      2,370,500
     41,000 Norsk Hydro A.S., ADR................................      2,003,875
     40,000 +SEACOR Holdings, Inc. ..............................      2,145,000
     65,000 +Transmontaigne Oil Co. .............................      1,015,625
     75,000 +United Meridian Corp................................      2,259,375
                                                                    ------------
                                                                       9,794,375
                                                                    ------------
            RAW/INTERMEDIATE MATERIALS -- 5.70%
     41,000 Nucor Corp...........................................      1,875,750
     70,000 Pall Corp............................................      1,618,750

                                                                       VALUE
   SHARES                                                             (NOTE 1)
 ----------                                                         ------------
            RAW/INTERMEDIATE
             MATERIALS -- (CONTINUED)
     36,000 Pioneer Hi-Bred
            International, Inc. .................................   $  2,263,500
     95,000 Worthington Industries, Inc..........................      1,816,875
                                                                    ------------
                                                                       7,574,875
                                                                    ------------
            CAPITAL GOODS -- 4.98%
     42,000 Dover Corp. .........................................      2,205,000
     35,000 Raychem Corp. .......................................      2,883,125
     50,000 Trinity Industries, Inc. ............................      1,518,750
                                                                    ------------
                                                                       6,606,875
                                                                    ------------
            UTILITIES -- 4.16%
     45,000 +AES Corp. ..........................................      2,520,000
     65,000 +NEXTEL Communications, Inc., Class A................        861,250
     90,000 UGI Corp. ...........................................      2,137,500
                                                                    ------------
                                                                       5,518,750
                                                                    ------------
            TRANSPORTATION -- 1.57%
     40,000 +Federal Express Corp. ..............................      2,085,000
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $62,982,301)...................................     93,332,043
                                                                    ------------
 CONVERTIBLE PREFERRED STOCKS -- 5.88%
            FINANCIAL -- 3.64%
    325,000 Capstead Mortgage Corp.,
            Series B, Preferred
            Exchange $1.26.......................................      4,834,375
                                                                    ------------
            ENERGY -- 2.24%
     80,000 Callon Petroleum Co.,
            Series A, Preferred
            Exchange $2.13.......................................      2,980,000
                                                                    ------------
            TOTAL CONVERTIBLE PREFERRED STOCKS
            (Cost $6,484,259)....................................      7,814,375
                                                                    ------------
 PRINCIPAL
  AMOUNT
 ----------
 CORPORATE BONDS -- 4.61%
            TRANSPORTATION -- 1.56%
 $2,000,000 Greyhound Lines, Inc.,
            Debenture,
            10.00%, 07/31/01.....................................      2,070,000
                                                                    ------------
            MATERIALS -- 1.55%
  2,000,000 Fort Howard Sr. Notes,
            9.25%, 03/15/01......................................      2,060,000
                                                                    ------------
            ENERGY -- 1.50%
  2,000,000 Vintage Petroleum Sr. Sub-Notes,
            9.00%, 12/15/05......................................      1,990,000
                                                                    ------------
            TOTAL CORPORATE BONDS
            (Cost $5,807,883)....................................      6,120,000
                                                                    ------------

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
INCOME AND GROWTH FUND -- (CONTINUED)

 PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 1)
 ----------                                                        ------------

 CONVERTIBLE BONDS -- 14.09%
            TECHNOLOGY -- 10.35%
 $3,400,000 BBN Corp.,
            6.00%, 4/01/12......................................   $  3,043,000
  4,236,000 Kollmorgen Corp., Sub-Debenture,
            8.75%, 05/01/09.....................................      4,230,705
  4,959,000 Network Equipment Technologies, Inc., Sub-Debenture,
            7.25%, 05/15/14.....................................      4,103,573
  2,500,000 VLSI Technology,
            8.25%, 10/01/05.....................................      2,371,875
                                                                   ------------
                                                                     13,749,153
                                                                   ------------
            CONSUMER STAPLES -- 2.36%
  3,400,000 Novacare, Inc., Sub-Debenture,
            5.50%, 01/15/00.....................................      3,128,000
                                                                   ------------
            TRANSPORTATION -- 1.38%
  2,800,000 World Corp., Inc.,
            7.00%, 05/15/04.....................................      1,830,500
                                                                   ------------
            TOTAL CONVERTIBLE BONDS
            (Cost $18,633,024)..................................     18,707,653
                                                                   ------------
 DEMAND NOTES -- 4.64%
    979,000 Associates Corp. of North America Master Notes......        979,000
  5,178,000 General Electric Co. Promissory Notes...............      5,178,000
                                                                   ------------
            TOTAL DEMAND NOTES
            (Cost $6,157,000)...................................      6,157,000
                                                                   ------------

TOTAL INVESTMENTS
(Cost $100,064,467*)......................................  99.52% $132,131,071
OTHER ASSETS AND LIABILITIES (NET)........................   0.48       636,467
                                                           ------  ------------
NET ASSETS................................................ 100.00% $132,767,538
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $100,091,722.
+ Non-income producing security.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
AGING OF AMERICA FUND

                                                                        VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            -----------
 COMMON STOCKS -- 93.35%
          CONSUMER CYCLICAL -- 31.20%
   30,000 Black & Decker Corp. ...................................   $   963,750
   27,500 Fisher Scientific International.........................     1,213,438
   43,000 +General Nutrition Cos., Inc. ..........................       870,750
   15,000 Houghton Mifflin Co. ...................................       810,000
   24,000 Lowe's Cos., Inc. ......................................       897,000
   19,000 Marriott International, Inc. ...........................       945,250
   25,000 +Proffitt's, Inc. ......................................       943,750
   25,000 +Revco D.S., Inc. ......................................     1,012,500
   20,000 Sears, Roebuck & Co. ...................................     1,005,000
   30,000 Stewart Enterprises, Inc., Class A......................     1,087,500
   30,000 Time Warner, Inc. ......................................     1,297,500
   30,000 +Vencor, Inc. ..........................................     1,136,250
   30,000 Wal-Mart Stores, Inc. ..................................       836,250
   14,215 Walt Disney Co. ........................................     1,037,695
                                                                     -----------
                                                                      14,056,633
                                                                     -----------
          CONSUMER STAPLES -- 27.89%
   40,000 Assisted Living Concepts, Inc. .........................       840,000
   30,000 Columbia/HCA Healthcare Corp. ..........................     1,008,750
   15,000 Conagra, Inc. ..........................................       813,750
   12,000 Eastman Kodak Co. ......................................       910,500
   30,000 First Brands Corp. .....................................       735,000
   10,000 Gillette Co. ...........................................       726,250
   51,700 +Healthsouth Corp. .....................................       988,763
   18,000 Johnson & Johnson.......................................       951,750
   32,500 Mattel, Inc. ...........................................       780,000
   15,000 Novartis AG ADR.........................................       929,806
   35,000 PepsiCo, Inc. ..........................................     1,141,875
   14,000 Pfizer, Inc. ...........................................     1,177,750
    5,000 Pharmacia & Upjohn, Inc. ...............................       183,125
   25,000 +Premier Parks Inc. ....................................       650,000
   10,000 Schering-Plough Corp. ..................................       727,500
                                                                     -----------
                                                                      12,564,819
                                                                     -----------
          FINANCIAL -- 27.43%
   15,000 Allstate Corp. .........................................       890,625
   19,000 American Express Co. ...................................     1,137,625
   30,000 Arden Realty Group, Inc. ...............................       817,500
   25,200 Associates First Capital Corp. .........................     1,083,600
   25,000 Barnett Banks of Florida, Inc. .........................     1,162,500
   15,000 Beneficial Corp. .......................................       969,375
   15,000 Dean Witter Discover & Co. .............................       523,125
   10,000 First Union Corp. (North Carolina)......................       811,250
   40,000 Health and Retirement Properties Trust..................       720,000
   30,000 Hospitality Properties Trust............................       918,750
   15,000 Mellon Bank Corp. ......................................     1,091,250
   12,500 Nationwide Financial Services, Inc., Class A............       321,875
   23,400 Summit Bancorp (New Jersey).............................     1,023,750
   12,200 UNUM Corp. .............................................       890,600
                                                                     -----------
                                                                      12,361,825
                                                                     -----------

                                                                        VALUE
   SHARES                                                             (NOTE 1)
 ----------                                                          -----------
            CAPITAL GOODS -- 3.59%
      7,000 Boeing Co. ...........................................   $   690,375
     30,000 +Thermo Electron Corp. ...............................       926,250
                                                                     -----------
                                                                       1,616,625
                                                                     -----------
            TECHNOLOGY -- 3.24%
     45,000 +Alliance Pharmaceutical Corp. .......................       540,000
     15,000 Guidant Corp. ........................................       922,500
                                                                     -----------
                                                                       1,462,500
                                                                     -----------
            TOTAL COMMON STOCKS
            (Cost $32,184,950)....................................    42,062,402
                                                                     -----------
 CONVERTIBLE PREFERRED STOCKS -- 1.97%
            FINANCIAL -- 1.97%
     22,500 SunAmerica, Inc., Preferred
            Exchange $3.19
            (Cost $904,750).......................................       888,750
                                                                     -----------

 PRINCIPAL
   AMOUNT
 ---------
 DEMAND NOTES -- 2.41%
 $1,084,000 General Electric Co.
            Promissory Notes
            (Cost $1,084,000).....................................     1,084,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $34,173,700*).........................................  97.73% $44,035,152
OTHER ASSETS AND
LIABILITIES (NET)...........................................   2.27    1,022,402
                                                             ------  -----------
NET ASSETS.................................................. 100.00% $45,057,554
                                                             ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $34,173,700.
+ Non-income producing security.
 ADR -- American Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
BUSINESS AND INDUSTRIAL RESTRUCTURING FUND

                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                           ------------
 COMMON STOCKS -- 97.61%
          FINANCIAL -- 23.97%
  100,000 +Amerin Corp. .........................................   $  1,987,500
   35,500 Amvesco plc ADR........................................      1,925,875
   30,000 Aon Corp. .............................................      1,837,500
   30,000 Associates First Capital Corp. ........................      1,290,000
  141,250 Bank Plus Corp. .......................................      1,465,469
    8,000 Bankers Trust New York Corp. ..........................        656,000
   18,000 Chase Manhattan Corp. .................................      1,685,250
   42,000 Donaldson, Lufkin & Jenrette, Inc. ....................      1,538,250
   65,000 Everest Re Holdings, Inc. .............................      1,909,375
   62,000 FBL Financial Group, Inc.,
          Class A................................................      1,612,000
   45,000 GCR Holdings Ltd. .....................................      1,012,500
   77,000 +ITLA Capital Corp. ...................................      1,097,250
   25,000 Mellon Bank Corp. .....................................      1,818,750
   40,000 Mid Ocean Ltd. ........................................      1,910,000
   16,500 Morgan (J.P.) & Co., Inc. .............................      1,621,125
   38,000 PNC Bank Corp. ........................................      1,520,000
  105,539 Prime Retail, Inc. ....................................      1,358,815
   17,500 Student Loan Marketing Association.....................      1,666,875
   38,000 Travelers Group, Inc. .................................      1,819,250
                                                                    ------------
                                                                      29,731,784
                                                                    ------------
          CONSUMER STAPLES -- 20.23%
   30,000 +Amerisource Health Corp.,
          Class A................................................      1,312,500
   80,000 +Apria Healthcare Group, Inc. .........................      1,450,000
   43,000 Avon Products, Inc. ...................................      2,257,500
   35,000 Bristol-Myers Squibb Co. ..............................      2,065,000
   23,000 CPC International, Inc. ...............................      1,886,000
   26,000 Eastman Kodak Co. .....................................      1,972,750
   32,000 General Mills, Inc. ...................................      1,988,000
  125,000 +Medaphis Corp. .......................................      1,296,875
   48,000 Pharmacia & Upjohn, Inc. ..............................      1,758,000
   25,000 Philip Morris Companies, Inc. .........................      2,853,125
   84,500 Suiza Foods Corp. .....................................      2,260,375
   70,000 Sunbeam Corp. .........................................      2,100,000
   22,000 Warner Lambert Co. ....................................      1,903,000
                                                                    ------------
                                                                      25,103,125
                                                                    ------------
          TECHNOLOGY -- 16.70%
  130,000 +Amdahl Corp. .........................................      1,218,750
   77,000 +Bell & Howell Holdings Co. ...........................      1,607,375
   32,000 Computer Associates International, Inc.  ..............      1,244,000
   92,000 Digex, Inc. ...........................................        621,000
   15,000 International Business Machines Corp. .................      2,060,625
  122,500 Medical Manager Corp. .................................      1,133,125
   30,000 Motorola, Inc. ........................................      1,811,250
   37,000 Nokia Corp., Class A, ADR..............................      2,155,250
   92,000 +Phoenix Technologies Ltd. ............................      1,357,000
   35,000 +Plantronics, Inc. ....................................      1,505,000
    4,000 +Plasma-Therm, Inc. ...................................         19,750

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 -------                                                            ------------
         TECHNOLOGY -- (CONTINUED)
 110,000 Smallworldwide plc ADR..................................   $  1,787,500
  31,000 Texas Instruments, Inc. ................................      2,321,125
  34,000 Thiokol Corp. ..........................................      1,878,500
                                                                    ------------
                                                                      20,720,250
                                                                    ------------
         CAPITAL GOODS -- 9.26%
  12,500 ABB AB ADR..............................................      1,353,125
  26,000 AlliedSignal, Inc. .....................................      1,852,500
  43,000 +American Standard Cos., Inc. ..........................      1,935,000
  20,000 Boeing Co. .............................................      1,972,500
  75,000 Chicago Bridge & Iron Co., N.V.--New York Shares........      1,331,250
  75,000 +Coltec Industries, Inc. ...............................      1,387,500
  22,000 United Technologies Corp. ..............................      1,655,500
                                                                    ------------
                                                                      11,487,375
                                                                    ------------
         CONSUMER CYCLICAL -- 8.48%
 132,000 +Data Documents, Inc. ..................................      1,320,000
  67,300 Designer Holdings Ltd. .................................        529,987
  62,000 Ford Motor Co. .........................................      1,945,250
  26,000 General Motors Corp. ...................................      1,439,750
 100,000 Viad Corp. .............................................      1,600,000
  89,000 Westinghouse Electric Corp. ............................      1,579,750
  37,000 XEROX Corp. ............................................      2,104,375
                                                                    ------------
                                                                      10,519,112
                                                                    ------------
         ENERGY -- 6.81%
  59,000 +Flores & Rucks, Inc. ..................................      2,389,500
  16,000 Mobil Corp. ............................................      2,090,000
 111,000 +Nabors Industries, Inc. ...............................      2,164,500
  68,000 YPF S.A. ADR............................................      1,802,000
                                                                    ------------
                                                                       8,446,000
                                                                    ------------
         TRANSPORTATION -- 5.81%
  50,000 +AMERCO.................................................      1,237,500
  60,200 Coach USA, Inc. ........................................      1,715,700
  80,000 Hvide Marine, Inc., Class A.............................      1,820,000
 126,000 Kitty Hawk, Inc. .......................................      1,512,000
 106,000 Smithway Motor Express, Class A.........................        927,500
                                                                    ------------
                                                                       7,212,700
                                                                    ------------
         RAW/INTERMEDIATE MATERIALS -- 4.34%
  48,000 Cambrex Corp. ..........................................      1,608,000
  57,000 +Fort Howard Corp. .....................................      1,767,000
 125,000 PalEx, Inc. ............................................      1,015,625
  21,000 W.R. Grace & Co. .......................................        994,875
                                                                    ------------
                                                                       5,385,500
                                                                    ------------
         HOLDING COMPANY DIVERSIFIED -- 1.18%
  48,000 Internatio-Muller N.V. .................................      1,466,723
                                                                    ------------
         UTILITIES -- 0.83%
  47,000 +Worldcom, Inc. ........................................      1,028,125
                                                                    ------------
         TOTAL COMMON STOCKS
         (Cost $95,191,250)......................................    121,100,694
                                                                    ------------

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
BUSINESS AND INDUSTRIAL RESTRUCTURING FUND -- (CONTINUED)

                                                                       VALUE
  SHARES                                                              (NOTE 1)
 ---------                                                          ------------
 CONVERTIBLE PREFERRED STOCKS -- 2.66%
           CONSUMER CYCLICAL -- 1.51%
   35,000  Kmart Financing, Inc., Preferred
           Exchange $3.88........................................   $  1,872,500
                                                                    ------------
           CONSUMER STAPLES -- 1.15%
  220,000  RJR Nabisco Holdings,
           Series C, Preferred
           Exchange $0.60........................................      1,430,000
                                                                    ------------
           TOTAL CONVERTIBLE
           PREFERRED STOCKS
           (Cost $3,190,706).....................................      3,302,500
                                                                    ------------
 PRINCIPAL
  AMOUNT
 ---------
 DEMAND NOTES -- 0.71%
 $143,000  Associates Corp. of North
           America Master Notes..................................        143,000
  737,000  General Electric Co.
           Promissory Notes......................................        737,000
                                                                    ------------
           TOTAL DEMAND NOTES
           (Cost $880,000).......................................        880,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $99,261,956*)....................................... 100.98% $125,283,194
OTHER ASSETS AND LIABILITIES (NET)........................  (0.98)   (1,220,125)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $124,063,069
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $99,282,015.
+ Non-income producing security.
 ADR -- American Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
COMMUNICATION AND ENTERTAINMENT FUND

                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            -----------
 COMMON STOCKS -- 98.67%
          CONSUMER CYCLICAL -- 39.54%
   15,000 Callaway Golf Co. ......................................   $   429,375
   40,000 Comcast Corp., Class A Special..........................       675,000
   12,000 Harley-Davidson, Inc. ..................................       406,500
   15,000 Harte-Hanks.............................................       436,875
   10,000 Houghton Mifflin Co. ...................................       540,000
    7,500 International Business Machines Corp. ..................     1,030,313
   40,000 Meredith Corp. .........................................       925,000
   12,000 New York Times Co., Class A.............................       529,500
   38,500 +Paging Network, Inc. ..................................       310,406
   45,000 +Tele-Communications Liberty Media Group, Class A.......       894,375
   40,000 Teleport Communications Group, Inc., Class A............       915,000
   20,000 Time Warner, Inc. ......................................       865,000
   20,000 Times Mirror Co., Class A...............................     1,092,500
   25,000 Tribune Co. ............................................     1,012,500
   11,200 Univision Communications, Inc. .........................       365,400
   23,884 +Viacom, Inc., Class B..................................       791,157
   18,550 Walt Disney Co. ........................................     1,354,150
   37,800 Wiley (John) & Sons, Inc., Class A......................     1,143,450
                                                                     -----------
                                                                      13,716,501
                                                                     -----------
          TECHNOLOGY -- 30.20%
   15,000 +America On-Line, Inc. .................................       635,625
   41,667 +Analog Devices, Inc. ..................................       937,497
   20,000 +Cisco Systems, Inc. ...................................       962,500
   20,000 +Computer Learning Centers, Inc. .......................       655,000
   45,900 ECI Telecommunications Limited Designs..................       843,413
   25,000 GTE Corp. ..............................................     1,165,625
   25,000 +Informix Corp. ........................................       375,000
   14,740 Lucent Technologies, Inc. ..............................       777,535
   20,000 Nokia Corp., Class A ADR................................     1,165,000
   10,000 +Qualcomm, Inc. ........................................       563,750
   45,000 +SDL, Inc. .............................................       753,750
   22,000 +3Com Corp. ............................................       717,750
   28,500 +Unitrode Corp. ........................................       926,250
                                                                     -----------
                                                                      10,478,695
                                                                     -----------
          UTILITIES -- 19.95%
   24,000 Ameritech Corp. ........................................     1,476,000
   20,000 BellSouth Corp. ........................................       845,000
   30,000 +LCI International, Inc. ...............................       502,500
   41,600 MCI Communications Corp. ...............................     1,476,800
   65,000 +NEXTEL Communications, Inc., Class A...................       861,250
   16,000 SBC Communications, Inc. ...............................       842,000
   42,000 +Worldcom, Inc. ........................................       918,750
                                                                     -----------
                                                                       6,922,300
                                                                     -----------

                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            -----------
          CONSUMER STAPLES -- 8.98%
   37,500 +CUC International, Inc. ...............................   $   843,750
   12,000 Eastman Kodak Co. ......................................       910,500
   24,000 +Learning Tree International, Inc. .....................       666,000
   28,700 +Sylvan Learning Systems, Inc. .........................       695,975
                                                                     -----------
                                                                       3,116,225
                                                                     -----------
          TOTAL COMMON STOCKS
          (Cost $29,209,379)......................................    34,233,721
                                                                     -----------

TOTAL INVESTMENTS
(Cost $29,209,379*).........................................  98.67% $34,233,721
OTHER ASSETS AND
LIABILITIES (NET)...........................................   1.33      462,770
                                                             ------  -----------
NET ASSETS.................................................. 100.00% $34,696,491
                                                             ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $29,209,379.
+ Non-income producing security.
 ADR -- American Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
EARLY LIFE CYCLE FUND

                                                                        VALUE
 SHARES                                                                (NOTE 1)
 -------                                                             -----------
 COMMON STOCKS -- 97.64%
         CAPITAL GOODS -- 23.01%
  80,700 +BE Aerospace, Inc.......................................   $ 1,977,150
 101,500 Juno Lighting, Inc.......................................     1,611,312
  67,500 Lindsay Manufacturing Co.................................     2,143,125
 136,000 +Morrison Knudsen Corp...................................     1,428,000
  28,000 Teleflex, Inc............................................     1,480,500
  90,000 +Thermedics, Inc.........................................     1,406,250
  40,000 Thiokol Corp.............................................     2,210,000
                                                                     -----------
                                                                      12,256,337
                                                                     -----------
         TECHNOLOGY -- 18.20%
  15,000 +American Management
         Systems, Inc. ...........................................       330,000
  80,100 +Asyst Technologies, Inc.................................     1,561,950
  10,000 +Cisco Systems, Inc......................................       481,250
  35,000 +Glenayre Technologies, Inc..............................       341,250
  70,000 +Hyperion Software Corp..................................     1,120,000
  43,000 +Informix Corp...........................................       645,000
 295,200 +Interleaf, Inc. ........................................       442,800
  26,100 +MICROS Systems, Inc. ...................................       893,925
 124,500 +Phoenix Technologies Ltd. ..............................     1,836,375
  75,000 +Premenos Technology Corp. ..............................       459,375
  94,500 +SDL, Inc. ..............................................     1,582,875
                                                                     -----------
                                                                       9,694,800
                                                                     -----------
         CONSUMER CYCLICAL -- 15.43%
  50,000 +Custom Chrome, Inc......................................       650,000
  25,000 Factory Card Outlet Corp.................................       193,750
  33,000 Fair Isaac & Co., Inc....................................     1,192,125
  60,000 +Perceptron, Inc.........................................     1,545,000
  27,000 RDO Equipment Co., Class A...............................       472,500
  76,000 +Recovery Engineering, Inc...............................       560,500
 104,100 +Renters Choice, Inc. ...................................     1,470,413
  60,000 +Scientific Games Holdings Corp..........................     1,275,000
  22,500 +WestPoint Stevens, Inc..................................       857,812
                                                                     -----------
                                                                       8,217,100
                                                                     -----------
         FINANCIAL -- 11.74%
 100,000 +Americredit Corp. ......................................     1,737,500
  55,000 Cullen/Frost Bankers, Inc. ..............................     1,952,500
  30,000 First American Corp. (Tennessee).........................     1,897,500
  61,000 +Homestate Holdings, Inc. ...............................       343,125
  12,500 Nationwide Financial Services, Inc., Class A.............       321,875
                                                                     -----------
                                                                       6,252,500
                                                                     -----------

                                                                        VALUE
  SHARES                                                               (NOTE 1)
 ---------                                                           -----------
           CONSUMER STAPLES -- 11.44%
  120,000  +Alliance Pharmaceutical Corp..........................   $ 1,440,000
  100,000  +Ligand Pharmaceuticals,
           Class B................................................     1,112,500
  227,400  +Pepsi-Cola Puerto Rico Bottling Co., Class B..........       966,450
   75,500  +Pharmacopeia, Inc.....................................     1,255,188
   40,000  +Sunrise Medical, Inc. ................................       520,000
   20,000  +Vivus, Inc. ..........................................       797,500
                                                                     -----------
                                                                       6,091,638
                                                                     -----------
           TELECOMMUNICATION -- 6.07%
   86,700  +Allen Telecom, Inc....................................     1,517,250
   75,000  Teleport Communications Group, Inc., Class A...........     1,715,625
                                                                     -----------
                                                                       3,232,875
                                                                     -----------
           RAW/INTERMEDIATE
           MATERIALS -- 5.65%
  120,200  NN Ball & Roller, Inc. ................................     1,247,075
   75,000  TriMas Corp............................................     1,762,500
                                                                     -----------
                                                                       3,009,575
                                                                     -----------
           TRANSPORTATION -- 3.74%
   63,000  Air Express International Corp.........................     1,992,375
                                                                     -----------
           ENERGY -- 2.36%
   70,000  +Seagull Energy Corp. .................................     1,260,000
                                                                     -----------
           TOTAL COMMON STOCKS
           (Cost $52,050,549).....................................    52,007,200
                                                                     -----------
 PRINCIPAL
  AMOUNT
 ---------
 DEMAND NOTES -- 0.80%
 $429,000  General Electric Co.
           Promissory Notes
           (Cost $429,000)........................................       429,000
                                                                     -----------

TOTAL INVESTMENTS
 (Cost $52,479,549*)........................................  98.44% $52,436,200
OTHER ASSETS AND
 LIABILITIES (NET)..........................................   1.56      829,889
                                                             ------  -----------
NET ASSETS.................................................. 100.00% $53,266,089
                                                             ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $52,479,549.
+ Non-income producing security.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND

                                                                    VALUE
 SHARES                                                            (NOTE 1)
 -------                                                          ----------
 COMMON STOCKS -- 95.36%
         CAPITAL GOODS -- 36.03%
   5,000 Case Corp. ...........................................   $  253,750
   5,000 Deere & Co. ..........................................      217,500
   4,000 Fluor Corp. ..........................................      210,000
   1,500 General Electric Co. .................................      148,875
   7,400 Harsco Corp. .........................................      269,175
  30,000 +ITEQ, Inc. ..........................................      195,000
  30,000 +Philip Environmental, Inc. ..........................      453,750
  12,000 +Republic Industries, Inc. ...........................      417,000
  10,500 +U.S. Filter Corp. ...................................      324,188
  13,000 +U.S.A. Waste Services, Inc. .........................      461,500
   8,000 WMX Technologies, Inc. ...............................      245,000
                                                                  ----------
                                                                   3,195,738
                                                                  ----------
         TECHNOLOGY -- 19.88%
  15,000 +Advanced Lighting Technologies, Inc. ................      330,000
   3,000 +Cisco Systems, Inc. .................................      144,375
   3,300 Honeywell Corp. ......................................      223,987
   1,000 +Incyte Pharmaceuticals, Inc..........................       50,750
   1,000 Intel Corp. ..........................................      139,000
  12,500 Memtec Ltd. ADR.......................................      317,187
   1,500 +Microsoft Corp. .....................................      137,438
   4,000 Perkin-Elmer Corp. ...................................      257,500
   5,625 +Thermo Instrument Systems, Inc. .....................      163,125
                                                                  ----------
                                                                   1,763,362
                                                                  ----------
         RAW/INTERMEDIATE
         MATERIALS -- 14.45%
   9,000 Minerals Technologies, Inc. ..........................      299,250
   9,000 Monsanto Co. .........................................      344,250
  14,000 Pall Corp. ...........................................      323,750
   5,000 Pioneer Hi-Bred International, Inc. ..................      314,375
                                                                  ----------
                                                                   1,281,625
                                                                  ----------
         CONSUMER STAPLES -- 10.79%
   4,900 Air Products & Chemicals, Inc. .......................      332,587
   4,400 Gillette Co. .........................................      319,550
   3,700 Lilly (Eli) & Co. ....................................      304,325
                                                                  ----------
                                                                     956,462
                                                                  ----------
         ENERGY -- 7.53%
  15,000 +Cuno Inc. ...........................................      230,625
  10,000 +Newpark Resources, Inc. .............................      437,500
                                                                  ----------
                                                                     668,125
                                                                  ----------
         UTILITIES -- 3.45%
   9,000 +California Energy Co., Inc. .........................      306,000
                                                                  ----------
         CONSUMER CYCLICAL -- 3.23%
   5,200 Tyco International Ltd. ..............................      286,000
                                                                  ----------
         TOTAL COMMON STOCKS
         (Cost $7,101,827).....................................    8,457,312
                                                                  ----------

 PRINCIPAL                                                              VALUE
  AMOUNT                                                               (NOTE 1)
 ---------                                                            ----------
 DEMAND NOTES -- 10.71%
 $489,000  Associates Corp. of North America Master Notes..........   $  489,000
  461,000  General Electric Co.
           Promissory Notes........................................      461,000
                                                                      ----------
           TOTAL DEMAND NOTES
           (Cost $950,000).........................................      950,000
                                                                      ----------

TOTAL INVESTMENTS
(Cost $8,051,827*).......................................... 106.07% $9,407,312
OTHER ASSETS AND LIABILITIES (NET)..........................  (6.07)   (538,468)
                                                             ------  ----------
NET ASSETS.................................................. 100.00% $8,868,844
                                                             ======  ==========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $8,051,827.
+ Non-income producing security.
 ADR -- American Depositary Receipt.

                      See Notes to Financial Statements.

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
GLOBAL COMPETITORS FUND

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                              -----------
 COMMON STOCKS -- 100.35%
        CONSUMER STAPLES -- 26.44%
 33,000 Astra AB, Class B.........................................   $ 1,554,184
 24,250 Avon Products, Inc. ......................................     1,273,125
 19,400 CPC International, Inc. ..................................     1,590,800
 12,800 Estee Lauder Companies, Class A...........................       619,200
 43,000 Gillette Co. .............................................     3,122,875
 38,800 Johnson & Johnson.........................................     2,051,550
  3,300 L'Oreal...................................................     1,156,925
 30,000 Pfizer, Inc. .............................................     2,523,750
 14,500 Philip Morris Companies, Inc. ............................     1,654,812
 31,000 Procter & Gamble Co. .....................................     3,565,000
 35,000 Schering-Plough Corp. ....................................     2,546,250
                                                                     -----------
                                                                      21,658,471
                                                                     -----------
        FINANCIAL -- 18.54%
 24,250 American International Group, Inc. .......................     2,846,344
 51,400 Associates First Capital Corp. ...........................     2,210,200
 33,000 Bank of Boston Corp. .....................................     2,211,000
 27,200 Citicorp..................................................     2,944,400
 14,550 General Re Corp. .........................................     2,298,900
 45,600 Morgan Stanley Group, Inc. ...............................     2,679,000
                                                                     -----------
                                                                      15,189,844
                                                                     -----------
        CAPITAL GOODS -- 13.45%
 14,500 Boeing Co. ...............................................     1,430,063
 27,200 General Electric Co. .....................................     2,699,600
 28,100 Goodyear Tire and Rubber Co. .............................     1,468,225
 29,100 Illinois Tool Works, Inc. ................................     2,375,288
 53,350 +Thermo Electron Corp. ...................................     1,647,181
 65,000 +Thermo Fibergen, Inc. ...................................       536,250
 50,000 +ThermoSpectra Corp. .....................................       656,250
 22,500 +Thermo Voltek Corp. .....................................       208,125
                                                                     -----------
                                                                      11,020,982
                                                                     -----------
        CONSUMER CYCLICAL -- 12.70%
 32,000 Electronic Data Systems Corp. ............................     1,292,000
 43,600 Hilton Hotels Corp. ......................................     1,057,300
 37,800 Luxottica Group S.p.A. ADR................................     2,008,125
 32,000 McDonald's Corp. .........................................     1,512,000
 20,000 +Samsonite Corp. .........................................       865,000
 89,200 +Thermo Fibertek, Inc. ...................................       808,375
 65,000 +ThermoLase Corp. ........................................       739,375
 25,000 ThermoQuest Corp. ........................................       350,000
 24,250 Walt Disney Co. ..........................................     1,770,250
                                                                     -----------
                                                                      10,402,425
                                                                     -----------
        ENERGY -- 10.32%
 10,000 Anadarko Petroleum Corp. .................................       561,250
 25,000 Chevron Corp. ............................................     1,740,625
 25,000 Mobil Corp. ..............................................     3,265,625
 16,500 Royal Dutch Petroleum Co. ................................     2,887,500
                                                                     -----------
                                                                       8,455,000
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                              -----------
        TECHNOLOGY -- 10.08%
 36,000 +Cisco Systems, Inc. .....................................   $ 1,732,500
 10,000 Computer Associates International, Inc. ..................       388,750
 58,200 +Hyperion Software Corp. .................................       931,200
 30,000 +Informix Corp. ..........................................       450,000
 20,600 Intel Corp. ..............................................     2,863,400
  5,000 International Business Machines Corp. ....................       686,875
 10,000 Motorola, Inc. ...........................................       603,750
  8,000 Texas Instruments, Inc. ..................................       599,000
                                                                     -----------
                                                                       8,255,475
                                                                     -----------
        RAW/INTERMEDIATE
        MATERIALS -- 4.62%
 38,800 Crown Cork & Seal Co., Inc. ..............................     2,003,050
 58,200 Sigma-Aldrich Corp. ......................................     1,782,375
                                                                     -----------
                                                                       3,785,425
                                                                     -----------
        UTILITIES -- 3.05%
 70,000 +LCI International, Inc. .................................     1,172,500
 30,000 Vodafone Group plc ADR....................................     1,323,750
                                                                     -----------
                                                                       2,496,250
                                                                     -----------
        TRANSPORTATION -- 1.15%
 14,550 +UAL Corp.................................................       942,112
                                                                     -----------
        TOTAL COMMON STOCKS
        (Cost $67,484,200)........................................    82,205,984
                                                                     -----------
 RIGHTS -- 0.31%
        CAPITAL GOODS -- 0.31%
 65,000 +Thermo Fibergen, Inc.
        (Cost $195,000)...........................................       255,938
                                                                     -----------

TOTAL INVESTMENTS
(Cost $67,679,200*)........................................ 100.66% $82,461,922
OTHER ASSETS AND LIABILITIES (NET).........................  (0.66)    (540,123)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $81,921,799
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $67,688,110.
+ Non-income producing security.
 ADR -- American Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
LONG-TERM SUPPLY OF ENERGY FUND

                                                                        VALUE
 SHARES                                                               (NOTE 1)
 -------                                                             -----------
 COMMON STOCKS -- 91.51%
         ENERGY -- 88.15%
  15,000 Amoco Corp. .............................................   $ 1,299,375
  12,000 Anadarko Petroleum Corp. ................................       673,500
  12,879 British Petroleum Co. plc ADR............................     1,767,643
  25,000 +Chesapeake Energy Corp. ................................       521,875
  12,000 Chevron Corp. ...........................................       835,500
  24,000 +Crown Central Petroleum, Class B........................       288,000
  12,000 +Diamond Offshore Drilling, Inc. ........................       822,000
  17,000 Enron Corp. .............................................       646,000
  17,000 +ENSCO International, Inc. ..............................       837,250
  18,000 ENI S.p.A. ADR...........................................       911,250
  21,000 Exxon Corp. .............................................     2,262,750
  22,000 +Falcon Drilling Company, Inc. ..........................       814,000
  19,000 +Flores & Rucks, Inc. ...................................       769,500
  23,000 KN Energy, Inc. .........................................       908,500
  16,000 Louisiana Land & Exploration Co. ........................       758,000
  15,000 Mobil Corp. .............................................     1,959,375
  28,800 +Nabors Industries, Inc. ................................       561,600
  20,000 PanEnergy Corp. .........................................       862,500
  11,000 Royal Dutch Petroleum Co. ...............................     1,925,000
  10,000 Schlumberger Ltd. .......................................     1,072,500
  13,000 +SEACOR Holdings, Inc. ..................................       697,125
  17,000 Sonat, Inc. .............................................       926,500
  16,885 +Tejas Gas Corp. ........................................       732,387
  10,000 Texaco, Inc. ............................................     1,095,000
  24,000 Titan Exploration, Inc. .................................       201,000
  30,000 Tosco Corp. .............................................       855,000
   8,500 Total S.A. ADR...........................................       360,187
  20,000 Transmontaigne Oil Co. ..................................       312,500
  25,000 +United Meridian Corp. ..................................       753,125
  20,000 Unocal Corp. ............................................       762,500
  35,000 USX-Marathon Group, Inc. ................................       975,625
  15,000 +Western Atlas, Inc. ....................................       909,375
  20,000 Western Gas Resources, Inc. .............................       360,000
                                                                     -----------
                                                                      29,436,442
                                                                     -----------
         UTILITIES -- 3.36%
  20,000 +AES Corp. ..............................................     1,120,000
                                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $23,498,672).......................................    30,556,442
                                                                     -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 1)
 ----------                                                          ----------
 U.S. GOVERNMENT OBLIGATIONS -- 10.14%
 $3,391,000 U.S. Treasury Bill 5.00%#, 04/10/97 (Cost
            $3,386,761)...........................................   $3,386,761
                                                                     ----------

TOTAL INVESTMENTS
(Cost $26,885,433*)........................................ 101.65% $33,943,203
OTHER ASSETS AND LIABILITIES (NET).........................  (1.65)    (550,112)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $33,393,091
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $26,885,433.
+ Non-income producing security.
# Discount Rate.
ADR -- American Depositary Receipt.

                      See Notes to Financial Statements.

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
PRODUCTIVITY ENHANCERS FUND

                                                                       VALUE
 SHARES                                                               (NOTE 1)
 -------                                                             -----------
 COMMON STOCKS -- 87.79%
         CAPITAL GOODS -- 34.12%
   7,500 AAR Corp. ...............................................   $   225,000
   9,000 AlliedSignal, Inc. ......................................       641,250
   3,700 Boeing Co. ..............................................       364,913
   7,300 Case Corp. ..............................................       370,475
   8,300 Deere & Co. .............................................       361,050
  10,000 Dover Corp. .............................................       525,000
  10,000 Emerson Electric Co. ....................................       450,000
   7,000 General Electric Co. ....................................       694,750
  18,700 IDEX Corp. ..............................................       439,450
   7,000 Illinois Tool Works, Inc. ...............................       571,375
  12,000 Kaydon Corp. ............................................       502,500
  20,000 +Lear Corp. .............................................       667,500
   6,300 Thiokol Corp. ...........................................       348,075
                                                                     -----------
                                                                       6,161,338
                                                                     -----------
         TECHNOLOGY -- 29.84%
  18,333 +Analog Devices, Inc. ...................................       412,492
   7,000 +Compaq Computer Corp. ..................................       536,375
   5,300 First Data Corp. ........................................       179,538
  15,000 Hewlett-Packard Co. .....................................       798,750
   6,000 Intel Corp. .............................................       834,000
   5,000 International Business Machines Corp. ...................       686,875
   5,100 +Microsoft Corp. ........................................       467,287
   5,000 +Oracle System Corp. ....................................       192,500
   9,000 Tektronix, Inc. .........................................       454,500
  11,000 +Thermo Electron Corp. ..................................       339,625
  10,000 +Xilinx, Inc. ...........................................       486,250
                                                                     -----------
                                                                       5,388,192
                                                                     -----------
         CONSUMER STAPLES -- 6.62%
   6,500 Eastman Kodak Co. .......................................       493,188
  13,300 Johnson & Johnson .......................................       703,237
                                                                     -----------
                                                                       1,196,425
                                                                     -----------
         CONSUMER CYCLICAL -- 5.09%
  16,000 +CUC International, Inc. ................................       360,000
  15,200 +O'Reilly Automotive, Inc. ..............................       558,600
                                                                     -----------
                                                                         918,600
                                                                     -----------
         RAW/INTERMEDIATE
         MATERIALS -- 4.84%
   5,100 Georgia Pacific Corp. ...................................       369,750
   3,000 Pioneer Hi-Bred International, Inc. .....................       188,625
  18,000 Steel Dynamics, Inc. ....................................       315,000
                                                                     -----------
                                                                         873,375
                                                                     -----------
         FINANCIAL -- 4.36%
  14,000 Associates First Capital Corp. ..........................       602,000
   4,000 Norwest Corp. ...........................................       185,000
                                                                     -----------
                                                                         787,000
                                                                     -----------

                                                                       VALUE
  SHARES                                                              (NOTE 1)
 ---------                                                           -----------
           TRANSPORTATION -- 2.92%
     4,000 CSX Corp. .............................................   $   186,000
     2,000 Norfolk Southern Corp. ................................       170,500
     3,000 Union Pacific Corp. ...................................       170,250
                                                                     -----------
                                                                         526,750
                                                                     -----------
           TOTAL COMMON STOCKS
           (Cost $15,194,895).....................................    15,851,680
                                                                     -----------
 PRINCIPAL
  AMOUNT
 ---------
 DEMAND NOTES -- 7.07%
 $  31,000 Associates Corp. of North America Master Notes.........        31,000
 1,246,000 General Electric Co. Promissory Notes..................     1,246,000
                                                                     -----------
           TOTAL DEMAND NOTES
           (Cost $1,277,000)......................................     1,277,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $16,471,895*)........................................  94.86% $17,128,680
OTHER ASSETS AND LIABILITIES (NET).........................   5.14      928,567
                                                            ------  -----------
NET ASSETS                                                  100.00% $18,057,247
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $16,517,114.
+ Non-income producing security.

                      See Notes to Financial Statements.

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in twenty managed investment portfolios, each having its own investment objectives and policies. The Excelsior Fund offers two classes of shares in each of the Equity, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds--Shares and Trust Shares. Trust Shares bear the additional expense of distribution fees. As of March 31, 1997, only the Equity, Business and Industrial Restructuring and Early Life Cycle Funds had Trust Shares outstanding.

  The following is a summary of significant accounting policies for Equity Fund, Income and Growth Fund, Aging of America Fund, Business and Industrial Restructuring Fund, Communication and Entertainment Fund, Early Life Cycle Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund, Long-Term Supply of Energy Fund and Productivity Enhancers Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Fund, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

  (A) PORTFOLIO VALUATION:

    Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of the closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of

  Directors. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

    Forward foreign currency exchange contracts: The Portfolios' participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

  (C) REPURCHASE AGREEMENTS:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value greater than 102% of the repurchase price (including accrued interest).

    If the value of the underlying security, including accrued interest, falls below the value of 102% of the repurchase price plus accrued interest, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    Dividends from net investment income are declared and paid quarterly. Net realized capital gains are distributed to shareholders at least annually.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, partnership income, deferral of losses on wash sales and post-October losses.

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (E) FEDERAL TAXES:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 1997, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                                 EXPIRATION DATE
                                                    MARCH 31,
                                             ------------------------
                                              2002     2003    2004    TOTAL
                                             ------- -------- ------- --------
   Aging of America Fund.................... $32,000 $279,000 $   --  $311,000
   Environmentally-Related Products and
    Services Fund........................... 154,000   52,000 261,000  467,000

    Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio's next taxable year. Business and Industrial Restructuring Fund and Early Life Cycle Fund incurred, and elected to defer, net capital losses of approximately $2,000 and $2,862,000, respectively, for the year ended March 31, 1997.

    At March 31, 1997, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                                                      NET
                                      TAX BASIS     TAX BASIS      UNREALIZED
                                      UNREALIZED    UNREALIZED    APPRECIATION
                                     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                     ------------ -------------- --------------
   Equity Fund.....................  $70,845,635   $(4,438,492)   $66,407,143
   Income and Growth Fund..........   35,423,737    (3,384,388)    32,039,349
   Aging of America Fund...........   10,033,680      (172,228)     9,861,452
   Business and Industrial
    Restructuring Fund.............   28,568,801    (2,567,622)    26,001,179
   Communication and Entertainment
    Fund...........................    6,122,799    (1,098,457)     5,024,342
   Early Life Cycle Fund...........    8,711,513    (8,754,862)       (43,349)
   Environmentally-Related Products
    and Services Fund..............    1,584,650      (229,165)     1,355,485
   Global Competitors Fund.........   17,424,151    (2,650,339)    14,773,812
   Long-Term Supply of Energy
    Fund...........................    7,224,438      (166,668)     7,057,770
   Productivity Enhancers Fund.....    1,070,211      (458,645)       611,566

  (F) EXPENSE ALLOCATION:

    Expenses directly attributable to a Portfolio or a class of shares in such Portfolio are charged to that Portfolio or such share class. Other expenses are allocated to the respective Portfolios based on average net assets.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, DISTRIBUTION EXPENSES AND RELATED PARTY TRANSACTIONS

  United States Trust Company of New York ("U.S. Trust") serves as the investment adviser to Excelsior Fund. For the services provided pursuant to the Investment Advisory Agreement, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of .75% of the average daily net assets of the Equity Fund and Income and Growth Fund, and .60% of the average daily net assets of the Aging of America Fund, Business and Industrial Restructuring Fund, Communication and Entertainment Fund, Early Life Cycle Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund, Long-Term Supply of Energy Fund and Productivity Enhancers Fund.

  U.S. Trust, Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), Excelsior Tax-Exempt Fund and Excelsior Institutional Trust, all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 1997, Administration fees charged by U.S. Trust were as follows:

Equity Fund............................................................ $49,810
Income and Growth Fund.................................................  22,040
Aging of America Fund..................................................   7,896
Business and Industrial Restructuring Fund.............................  17,583
Communication and Entertainment Fund...................................   7,918
Early Life Cycle Fund..................................................  12,655
Environmentally-Related Products and Services Fund.....................   1,250
Global Competitors Fund................................................  14,478
Long-Term Supply of Energy Fund........................................   5,177
Productivity Enhancers Funds...........................................   4,085

  From time to time, as they may deem appropriate in their sole discretion, or pursuant to applicable state expense limitations, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. In addition, until further notice to Excelsior Fund, U.S. Trust intends to voluntarily waive fees to the extent necessary for each of Aging of America Fund, Business and Industrial Restructuring Fund, Communication and Entertainment Fund, Early Life Cycle Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund, Long-Term Supply of Energy Fund and Productivity

Enhancers Fund to maintain an annual expense ratio of not more than .99%. For the year ended March 31, 1997, pursuant to this voluntary expense limitation U.S. Trust waived fees as follows:

Environmentally-Related Products and Services Fund..................... $19,967
Productivity Enhancers Fund............................................  10,916

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Until further notice to Excelsior Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to administrative service fees payable by that Portfolio. For the year ended March 31, 1997, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as follows:

                                                          U.S.
                                                         TRUST   ADMINISTRATORS
                                                        -------- --------------
Equity Fund............................................ $127,393     $5,344
Income and Growth Fund.................................  105,756      1,132
Aging of America Fund..................................   21,945         43
Business and Industrial Restructuring Fund.............   41,509        108
Communication and Entertainment Fund...................   24,418         43
Early Life Cycle Fund..................................   61,885         87
Environmentally-Related Products and Services Fund.....    3,482          2
Global Competitors Fund................................   36,364         14
Long-Term Supply of Energy Fund........................   12,264          6
Productivity Enhancers Fund............................   13,261          7

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the sponsor and distributor of Excelsior Fund. Effective February 14, 1997, shares of each Portfolio are sold without a sales charge. Prior to February 14, 1997, certain sales of Excelsior Fund's shares were subject to a maximum sales charge of 4.50% of the offering price.

  Under the Excelsior Funds' Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust Shares of each Fund bear the expense of distributions fees at the maximum annual rate of .75% of the average daily net asset value of the Fund's outstanding Trust Shares. Trust Shares of each Excelsior Fund currently bear the expense of such distribution fees at the annual rate of .35% of the average daily net asset value of the Fund's outstanding Trust Shares.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

  For the year ended March 31, 1997, brokerage commissions on investment transactions were paid to U.S. Trust as follows:

      Aging of America Fund............................................ $   540
      Business and Industrial Restructuring Fund.......................  13,069
      Communications and Entertainment Fund............................     450
      Early Life Cycle Fund............................................   7,047
      Environmentally-Related Product and Services Fund................   3,111
      Global Competitors Fund..........................................   1,490
      Long-Term Supply of Energy Fund..................................   3,330
      Productivity Enhancers Fund......................................   1,170

3. PURCHASES AND SALES OF SECURITIES:

  For the year ended March 31, 1997, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                     CONTRIBUTIONS
                                         PURCHASES      IN-KIND       SALES
                                        ------------ ------------- ------------
Equity Fund...........................  $114,865,681  $79,831,593  $102,632,761
Income and Growth Fund................    30,597,310          --     40,891,104
Aging of America Fund.................    38,590,534          --     41,095,113
Business and Industrial Restructuring
 Fund.................................    99,274,113          --     60,697,300
Communication and Entertainment Fund..    29,420,723          --     40,129,527
Early Life Cycle Fund.................    30,553,370   10,267,561    50,776,855
Environmentally-Related Products and
 Services Fund........................     8,062,940          --      4,625,703
Global Competitors Fund...............    30,103,896          --     19,827,386
Long-Term Supply of Energy Fund.......    25,264,705          --     23,753,267
Productivity Enhancers Fund...........    73,837,041          --     87,512,892

4. COMMON STOCK:

  Excelsior Fund currently has authorized capital classified into forty classes of shares, each representing interests in one of twenty separate portfolios. Authorized capital for each Portfolio is as follows: With respect to each of the Equity and Income and Growth Funds, 375 million shares of Common Stock and 500 million shares of Common Stock--Special Series 1 (Trust Shares); and with respect to each of the Aging of America Fund, Business and Industrial Restructuring Fund, Communication and Entertainment Fund, Early Life Cycle Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund, Long-Term Supply of Energy Fund and Productivity Enhancers Fund, 500 million shares of Common Stock and 500 million shares of Common Stock--Special Series 1 (Trust Shares).

  Each share (irrespective of series designation) has a par value of $.001, and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

                                             EQUITY FUND
                           ---------------------------------------------------
                                 YEAR ENDED                 YEAR ENDED
                                  03/31/97                   03/31/96
                           -------------------------  ------------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------  ----------  ------------
Sold:
  Shares.................   2,986,879   $ 76,672,109   2,335,582  $ 53,181,056
  Trust Shares...........       3,154         84,440         --            --
Contributions in-kind....   3,211,246     79,831,593         --            --
Issued as reinvestment of
 dividends
  Shares.................     195,908      5,042,100     305,329     6,724,708
  Trust Shares...........           5            129         --            --
Redeemed
  Shares.................  (2,218,612)   (57,053,673) (1,343,291)  (30,587,413)
  Trust Shares...........         (15)          (534)        --            --
                           ----------   ------------  ----------  ------------
Net Increase.............   4,178,565   $104,576,164   1,297,620  $ 29,318,351
                           ==========   ============  ==========  ============
                                       INCOME AND GROWTH FUND
                           ---------------------------------------------------
                                 YEAR ENDED                 YEAR ENDED
                                  03/31/97                   03/31/96
                           -------------------------  ------------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------  ----------  ------------
Sold.....................   1,397,170   $ 21,067,243   2,141,034  $ 28,619,545
Issued as reinvestment of
 dividends...............     175,558      2,635,563      67,047       859,603
Redeemed.................  (1,688,433)   (25,386,111) (1,842,621)  (24,372,374)
                           ----------   ------------  ----------  ------------
Net Increase (Decrease)..    (115,705)  $ (1,683,305)    365,460  $  5,106,774
                           ==========   ============  ==========  ============
                                        AGING OF AMERICA FUND
                           ---------------------------------------------------
                                 YEAR ENDED                 YEAR ENDED
                                  03/31/97                   03/31/96
                           -------------------------  ------------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------  ----------  ------------
Sold.....................   1,152,870   $ 11,418,942   2,314,243  $ 20,136,308
Issued as reinvestment of
 dividend................       9,236         91,921         717         6,037
Redeemed.................  (1,282,425)   (12,838,183)   (577,612)   (5,224,382)
                           ----------   ------------  ----------  ------------
Net Increase (Decrease)..    (120,319)  $ (1,327,320)  1,737,348  $ 14,917,963
                           ==========   ============  ==========  ============
                             BUSINESS AND INDUSTRIAL RESTRUCTURING FUND
                           ---------------------------------------------------
                                 YEAR ENDED                 YEAR ENDED
                                  03/31/97                   03/31/96
                           -------------------------  ------------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------  ----------  ------------
Sold:
  Shares.................   3,573,877   $ 54,756,284   2,885,350  $ 36,357,535
  Trust Shares...........       3,212         47,503         --            --
Issued as reinvestment of
 dividend:
  Shares.................      23,121        351,922       8,050       103,087
  Trust Shares...........          54            835         --            --
Redeemed:
  Shares.................  (1,090,887)   (16,823,462)   (476,976)   (5,855,224)
  Trust Shares...........          (2)           (27)        --            --
                           ----------   ------------  ----------  ------------
Net Increase.............   2,509,375   $ 38,333,055   2,416,424  $ 30,605,398
                           ==========   ============  ==========  ============

                                COMMUNICATION AND ENTERTAINMENT FUND
                           ---------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                                   03/31/97                   03/31/96
                           --------------------------  -----------------------
                             SHARES         AMOUNT       SHARES      AMOUNT
                           -----------   ------------  ----------  -----------
Sold.....................      869,723   $  9,495,234   2,119,351  $22,797,588
Issued as reinvestment of
 dividends...............        2,618         30,755      29,026      316,412
Redeemed.................   (2,057,577)   (22,515,044)   (701,525)  (7,460,709)
                           -----------   ------------  ----------  -----------
Net Increase (Decrease)..   (1,185,236)  $(12,989,055)  1,446,852  $15,653,291
                           ===========   ============  ==========  ===========
                                        EARLY LIFE CYCLE FUND
                           ---------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                                   03/31/97                   03/31/96
                           --------------------------  -----------------------
                             SHARES         AMOUNT       SHARES      AMOUNT
                           -----------   ------------  ----------  -----------
Sold:
  Shares.................    1,632,860   $ 17,229,638   3,520,395  $36,370,860
  Trust Shares...........          934          9,231         --           --
Contributions in-kind....      873,834     10,267,561         --           --
Issued as reinvestment of
 dividends:
  Shares.................       36,989        400,554      41,814      408,622
  Trust Shares...........           10             97         --           --
Redeemed:
  Shares.................   (3,753,354)   (37,413,560) (1,214,105) (12,475,517)
  Trust Shares...........          (30)          (294)        --           --
                           -----------   ------------  ----------  -----------
Net Increase (Decrease)..   (1,208,757)  $ (9,506,773)  2,348,104  $24,303,965
                           ===========   ============  ==========  ===========
                                  ENVIRONMENTALLY-RELATED PRODUCTS
                                          AND SERVICES FUND
                           ---------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                                   03/31/97                   03/31/96
                           --------------------------  -----------------------
                             SHARES         AMOUNT       SHARES      AMOUNT
                           -----------   ------------  ----------  -----------
Sold.....................      592,783   $  5,313,037     186,141  $ 1,314,576
Issued as reinvestment of
 dividends...............           32            300         --           --
Redeemed.................     (154,610)    (1,416,015)   (377,073)  (2,674,660)
                           -----------   ------------  ----------  -----------
Net Increase (Decrease)..      438,205   $  3,897,322    (190,932) $(1,360,084)
                           ===========   ============  ==========  ===========
                                       GLOBAL COMPETITORS FUND
                           ---------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                                   03/31/97                   03/31/96
                           --------------------------  -----------------------
                             SHARES         AMOUNT       SHARES      AMOUNT
                           -----------   ------------  ----------  -----------
Sold.....................    2,453,720   $ 27,414,389   4,254,987  $42,316,428
Issued as reinvestment of
 dividends...............        5,021         57,433       1,393       13,702
Redeemed.................   (1,848,157)   (21,321,315)   (640,495)  (6,356,442)
                           -----------   ------------  ----------  -----------
Net Increase.............      610,584   $  6,150,507   3,615,885  $35,973,688
                           ===========   ============  ==========  ===========

                                   LONG-TERM SUPPLY OF ENERGY FUND
                            -------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/97                  03/31/96
                            ------------------------  -----------------------
                              SHARES       AMOUNT       SHARES      AMOUNT
                            ----------  ------------  ----------  -----------
Sold.......................  1,183,409  $ 13,166,360   1,212,809  $10,257,682
Issued as reinvestment of
 dividends.................     14,801       166,314         820        6,920
Redeemed...................   (635,829)   (6,996,595)   (770,397)  (6,756,240)
                            ----------  ------------  ----------  -----------
Net Increase...............    562,381  $  6,336,079     443,232  $ 3,508,362
                            ==========  ============  ==========  ===========
                                     PRODUCTIVITY ENHANCERS FUND
                            -------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/97                  03/31/96
                            ------------------------  -----------------------
                              SHARES       AMOUNT       SHARES      AMOUNT
                            ----------  ------------  ----------  -----------
Sold.......................    749,379  $  6,393,358   2,029,415  $18,271,102
Issued as reinvestment of
 dividends.................     12,604       110,279      16,492      143,555
Redeemed................... (1,843,037)  (15,851,064) (1,005,818)  (9,148,291)
                            ----------  ------------  ----------  -----------
Net Increase (Decrease).... (1,081,054) $ (9,347,427)  1,040,089  $ 9,266,366
                            ==========  ============  ==========  ===========

5. ORGANIZATION COSTS

  Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Excelsior Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Equity, Income and Growth, Aging of America, Business and Industrial Restructuring, Communication and Entertainment, Early Life Cycle, Environmentally-Related Products and Services, Global Competitors, Long-Term Supply of Energy and Productivity Enhancers Portfolios (ten of the portfolios constituting the Excelsior Funds, Inc.) as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of Excelsior Funds, Inc. at March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 9, 1997

                      FEDERAL TAX INFORMATION: (UNAUDITED)

  For the year ended March 31, 1997, the percentage of dividends paid that qualify for the 70.0% dividends received deduction for corporate shareholders and the designation of long-term capital gain for the Portfolios are approximated as follows:

                                               DIVIDENDS RECEIVED  LONG-TERM
   FUND                                            DEDUCTION      CAPITAL GAIN
   ----                                        ------------------ ------------
   Equity Fund................................       78.02%       $10,777,978
   Income and Growth Fund.....................       35.02%         4,590,976
   Aging of America Fund......................      100.00%         1,835,114
   Business and Industrial Restructuring
    Fund......................................       62.67%         2,174,207
   Communication and Entertainment Fund.......        --              243,366
   Early Life Cycle Fund......................       13.07%         2,420,034
   Environmentally-Related Products and Serv-
    ices Fund.................................      100.00%               --
   Global Competitors Fund....................      100.00%           672,480
   Long-Term Supply of Energy Fund............       20.11%         1,373,733
   Productivity Enhancers Fund................        3.59%               --

                             EXCELSIOR FUNDS, INC.

                                  Equity Fund
                             Income and Growth Fund
                        Long-Term Supply of Energy Fund
                          Productivity Enhancers Fund
               Environmentally-Related Products and Services Fund
                             Aging of America Fund
                      Communication and Entertainment Fund
                   Business and Industrial Restructuring Fund
                            Global Competitors Fund
                             Early Life Cycle Fund



                      STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 1996



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses for the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds (individually, a "Fund" and collectively, the "Funds") of Excelsior Funds, Inc. ("Excelsior Fund") dated August 1, 1996 (the "Prospectuses"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectuses. This Statement of Additional Information relates to Trust Shares of the Equity, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds and to the other series of shares in each of the Funds that does not bear the expense of 12b-1 fees (the "Services Shares" and, collectively with the Trust Shares, the "Shares"). No investment in Shares of the Funds described herein (collectively, the "Shares") should be made without reading the Prospectuses. A copy of the Prospectus may be obtained by writing Excelsior Fund c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------


                                                                       Page
                                                                       ----


INVESTMENT OBJECTIVES AND POLICIES...............................   SAI  1

  Other Investment Considerations -
    Equity and Theme Funds.......................................   SAI  1
  Other Investment Considerations -
    Income and Growth Fund.......................................   SAI  3
  Additional Information on Portfolio Instruments................   SAI  4
  Additional Investment Limitations..............................   SAI 13

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................   SAI 15

INVESTOR PROGRAMS................................................   SAI 23

  Systematic Withdrawal Plan.....................................   SAI 23
  Exchange Privilege.............................................   SAI 23
  Other Investor Programs........................................   SAI 24

DESCRIPTION OF CAPITAL STOCK.....................................   SAI 24

MANAGEMENT OF THE FUNDS..........................................   SAI 26

  Directors and Officers.........................................   SAI 26
  Investment Advisory and Administration Agreements..............   SAI 30
  Service Organizations..........................................   SAI 33
  Expenses.......................................................   SAI 35
  Custodian and Transfer Agent...................................   SAI 36

PORTFOLIO TRANSACTIONS...........................................   SAI 37

INDEPENDENT AUDITORS.............................................   SAI 40

COUNSEL..........................................................   SAI 40

ADDITIONAL INFORMATION CONCERNING TAXES..........................   SAI 40

PERFORMANCE INFORMATION..........................................   SAI 42

MISCELLANEOUS....................................................   SAI 45

FINANCIAL STATEMENTS.............................................   SAI 46

APPENDIX.........................................................  SAI A-1

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------


          The investment objective of the Equity Fund and of the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds (collectively, the "Theme Funds") is to seek long-term capital appreciation. The investment objective of the Income and Growth Fund is to seek to provide moderate current income and to attempt to achieve capital appreciation. Under normal market and economic conditions, each Fund invests a significant portion of its assets in common stock, preferred stock and debt securities convertible into common stock. The following policies supplement the Funds' investment objectives and policies as set forth in the Prospectuses.

Other Investment Considerations - Equity Fund and Theme Funds
-------------------------------------------------------------

          The Equity Fund and the Theme Funds invest primarily in common stocks, but each Fund may purchase both preferred stocks and securities convertible into common stock at the discretion of United States Trust Company of New York (the "Investment Adviser" or "U.S. Trust"). While current income is secondary to the objective of long-term capital appreciation, Excelsior Fund expects that the broad and diversified strategies utilized by the Investment Adviser will result in somewhat more current income than would be generated if the Investment Adviser utilized a single strategy more narrowly focused on rapid growth of principal and involving exposure to higher levels of risk.

          The Investment Adviser's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership. The Investment Adviser employs the following three different but closely interrelated portfolio strategies to focus and organize its search for investment values.

          (a) Problem/Opportunity Companies.  Important investment opportunities
              -----------------------------
often occur where companies develop solutions to large, complex, fundamental problems, such as declining industrial productivity; rising costs and declining sources of energy; the economic imbalances and value erosion caused by years of high inflation and interest rates; the soaring costs and competing priorities of providing health care; and the accelerating interdependence and "shrinking size" of the world.

          Solutions or parts of solutions to large problems may be generated by established companies or comparatively new companies of all sizes through the development of new products, technologies or services, or through new applications of older ones.

          Investment in such companies represents a very wide range of investment potential, current income return rates, and exposure to fundamental and market risks. Income generated by each Funds' investments in these companies would be expected to be moderate, characterized by lesser rates than those of a fund whose sole objective is current income, and somewhat higher rates than those of a higher-risk growth fund.

          (b) Transaction Value Companies.  In the opinion of the Investment
              ---------------------------
Adviser, the stock market frequently values the aggregate ownership of a company at a substantially lower figure than its component assets would be worth if they were sold off separately over time. Such assets may include intangible assets such as product and market franchises, operating know-how, or distribution systems, as well as such tangible properties as oil reserves, timber, real estate, or production facilities. Investment opportunities in these companies are determined by the magnitude of difference between economic worth and current market price.

          Market undervaluations are very often corrected by purchase and sale, restructuring of the company, or market appreciation to recognize the actual worth. The recognition process may well occur over time, however, incurring a form of time-exposure risk. Success from investing in these companies is often great, but may well be achieved only after a waiting period of inactivity.

          Income derived from investing in undervalued companies is expected to be moderately greater than that derived from investments in either the Problem/Opportunity or Early Life Cycle companies.

          (c) Early Life Cycle Companies.  Investments in Early Life Cycle
              --------------------------
companies tend to be narrowly focused on an objective of higher rates of capital appreciation. They correspondingly will involve a significantly greater degree of risk and the reduction of current income to a negligible level. Such investments will not be limited to new, small companies engaged only in frontier technology, but will seek opportunities for maximum appreciation through the full spectrum of business operations, products, services, and asset values. Consequently, the Funds' investments in Early Life Cycle companies are primarily in younger, small- to medium- sized companies in the early stages of their development. Such companies are usually more flexible in trying new approaches to problem-solving and in

                                     SAI-2-
making new or different employment of assets. Because of the high risk level involved, the ratio of success among such companies is lower than the average, but for those companies which succeed, the magnitude of investment reward is potentially higher.

Other Investment Considerations - Income and Growth Fund
--------------------------------------------------------

          The Income and Growth Fund is expected to have a greater portion of its assets invested in debt obligations under normal market conditions than the Equity Fund and Theme Funds. Further, although the Investment Adviser will generally use the three strategies described above for the Equity and Theme Funds, the Income and Growth Fund will generally invest in those companies which are expected to generate the greater income. As a result, the Income and Growth Fund is likely to have a relatively small portion of its assets invested in Early Life Cycle companies.

          As stated in the Prospectuses, the Income and Growth Fund may invest up to 10% of its assets in instruments such as liquidating trust receipts; certificates of beneficial ownership; limited partnership interests; creditor claims; loan participations; and warrants, options and other rights to purchase securities. Liquidating trust receipts, as well as certificates of beneficial interest, acquired by the Income and Growth Fund represent interests in trusts holding specific assets. In the case of a liquidating trust, such assets may include airplanes, ships and trucks that have been leased to third parties. Limited partnership interests acquired by the Fund may represent equitable interests in enterprises engaged in activities related to leasing of electronic, computer and other types of equipment. Normally, the profits and losses attributable to the foregoing types of instruments pass directly to the holders of the instruments and are not taxed at the trust or partnership level.

          Creditor claims (which may be in the form of notes or debentures) acquired by the Income and Growth Fund comprise debt obligations of companies being reorganized under bankruptcy or insolvency laws. Creditor claims normally sell at a substantial discount from their face value, may be convertible into stock of the reorganized company, and have a high degree of potential risk and reward. Loan participations acquired by the Income and Growth Fund represent interests in either separate, privately negotiated loans that have been made by lending institutions to third parties or pools of privately negotiated loans maintained in the loan portfolios of lending institutions. Lending institutions may sell loan participations to the Income and Growth Fund and other institutional investors in order to achieve additional revenues and to reduce their exposure on the loans involved, as well as for other reasons. Loan participations are

                                     SAI-3-
considered to be illiquid securities subject to the 10% limitation on investments in illiquid securities described in the Prospectuses.

          The instruments described above may provide a higher than normal rate of return but may also entail greater risks. These risks include the absence of any secondary or other organized market for certain instruments that the Income and Growth Fund may acquire; the likelihood that the transfer of certain instruments will otherwise be restricted because they have not been registered under Federal or state securities laws; the probability that certain instruments will represent interests in a single asset or project and will be entirely dependent upon market and economic factors affecting such asset or project and upon the skill of project managers to produce value; the possibility of volatile changes in the value of an instrument because of changes in the value of the asset underlying the instrument; the possibility that certain instruments will be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the risk that the underlying portfolio company will fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"); the possibility that the Fund's loss with respect to an instrument may exceed the amount of its investment; and, with respect to creditor claims and other debt instruments, the quality of the credit extended. In addition, as discussed in the Prospectuses, income from some of the instruments described above may be non-qualifying income for purposes of the Code and must be monitored by the Investment Adviser so that the amount of any such non-qualifying income does not exceed the amount permitted by the Code.
The Investment Adviser will purchase such instruments only when it determines that the expected return justifies the attendant risks.

Additional Information on Portfolio Instruments
-----------------------------------------------

          Options
          -------

          As stated in the Prospectuses, the Income and Growth Fund and the Theme Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of each such Fund's net assets. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the

                                     SAI-4-
option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract.
A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Income and Growth and Theme Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          Also as stated in the Prospectuses, each Fund may engage in writing covered call options and enter into closing purchase transactions with respect to such options. When any of the Funds writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Funds will write an option on a particular security only if the Investment Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Funds to make a closing purchase transaction in order to close out its position.

          When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The

                                     SAI-5-
amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

          Repurchase Agreements
          ---------------------

          The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

          Futures Contracts and Related Options
          -------------------------------------

          The Theme Funds may invest in futures contracts and options thereon. The Theme Funds may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts may be used by the Theme Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

          Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund's

                                     SAI-6-
securities investments. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

          Successful use of futures by the Theme Funds is also subject to the Investment Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by the Theme Funds involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a futures contract or related option.

                                     SAI-7-

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


            Options on Futures Contracts
            ----------------------------

          The Theme Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options

                                     SAI-8-
can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

          When-Issued and Forward Transactions
          ------------------------------------

          When a Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          A Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting

                                     SAI-9-
on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Forward Currency Transactions
          -----------------------------

          Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts; however, unlike futures contracts which are traded on recognized commodities exchange, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

          A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing cash and/or certain liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing cash and/or certain liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price

                                    SAI-10-
at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

          The transaction costs to the Funds of engaging in forward currency transactions described in the Prospectus vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Investment Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

          At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

          Real Estate Investment Trusts
          -----------------------------

          Each Fund may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment

                                    SAI-11-
primarily in commercial real estate properties. Investments in REITs may subject a Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses a Fund bears directly in connection with its own operations.

          Securities Lending
          ------------------

          When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

          Restricted Securities
          ---------------------

          The Productivity Enhancers Fund may invest in restricted securities (privately placed securities) and other securities without readily available market quotations. The Fund's investments in securities without readily available market quotations will not exceed 5% of its total assets at the time of purchase. Restricted securities may be sold only in private transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration may be required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Certain transactions in restricted securities may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

                                    SAI-12-

Additional Investment Limitations
---------------------------------

          In addition to the investment limitations disclosed in the Prospectuses, the Funds are subject to the investment limitations enumerated below. Fundamental investment limitations may be changed with respect to a Fund only by a vote of a majority of the holders of such Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectuses). However, investment limitations which are "operating policies" with respect to a Fund may be changed by Excelsior Fund's Board of Directors upon reasonable notice to Investors.

          The following investment limitations are fundamental with respect to each Fund. Each Fund may not:

          1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          2. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and

          3. Issue any senior securities, except insofar as any borrowing in accordance with a Fund's investment limitation contained in the Prospectuses might be considered to be the issuance of a senior security.

          The following investment limitations are fundamental with respect to the Equity and Income and Growth Funds, but are operating policies with respect to the Theme Funds. No Fund may:

          4. Purchase securities on margin, make short sales of securities, or maintain a short position;

          5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund involved does not exceed 25% of the value of its total assets; and provided that the Income and Growth Fund and Theme Funds may purchase options and other rights in accordance with their investment objectives and policies;

                                    SAI-13-

          6. Invest in companies for the purpose of exercising management or control;

          7. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

          8. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

          The following investment limitation is fundamental with respect to the Equity and Income and Growth Funds. The Equity and Income and Growth Funds may not:

          9. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that this shall not prohibit either Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or the Income and Growth Fund from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objectives and policies.

          The following investment limitation is fundamental with respect to the Theme Funds. Each Theme Fund may not:

          10. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that i) this shall not prohibit any Theme Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objectives and policies, and ii) each Theme Fund may enter into futures contracts and futures options.

                         *    *     *

          For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

          In addition to the above investment limitations, Excelsior Fund currently intends to limit the Funds' investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the net assets of the Fund involved.

                                    SAI-14-

Included within that amount, but not to exceed 2% of the value of a Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For the purpose of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to be without value. The Funds also intend to refrain from entering into arbitrage transactions.

          Each of the Equity and Income and Growth Funds may not purchase or sell commodities except as provided in Investment Limitation No. 9 above.

          Pursuant to the requirements of state securities laws, each Fund currently intends to limit its option transactions so that they do not exceed, at the time when they are written, 25% of the net (rather than total) assets of the particular Fund involved. See Investment Limitation No. 5 above.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation.

          In order to permit the sale of Shares in certain states, Excelsior Fund may make on behalf of the Funds other commitments more restrictive than the investment policies and limitations described above and in the Prospectuses. Should Excelsior Fund determine that any such commitment is no longer in the Funds' best interests, it will revoke the commitment by terminating sales of Shares to investors residing in the state involved.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectuses, Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Service Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

                                    SAI-15-

          Pursuant to Rule 12b-1 of the 1940 Act, Excelsior Fund has adopted a Distribution Plan (the "Distribution Plan") which permits the Trust Shares of the Funds to bear certain expenses in connection with the distribution of those Shares. As required by Rule 12b-1, the Funds' Distribution Plan and related distribution agreement have been approved, and are subject to annual approval by, a majority of Excelsior Fund's Board of Directors, and by a majority of the directors who are not interested persons of Excelsior Fund and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreement. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Funds' case, the Distributor) provide for the directors' review of quarterly reports on the amounts expended and the purposes for the expenditures.

          Any change in the Distribution Plan that would materially increase the distribution expenses of Trust Shares requires approval by holders of those Shares, but otherwise, the Distribution Plan may be amended by the directors, including a majority of the disinterested directors who do not have any direct or indirect financial interest in the Distribution Plan or any related agreement. The Distribution Plan and related agreement may be terminated as to a particular Fund by a vote of a majority of Excelsior Fund's disinterested directors or by vote of the holders of a majority of the Trust Shares of the Fund.

          The Distribution Plan provides that each Fund will reimburse the Distributor for distribution expenses in an amount not to exceed the annual rate of .75% of the average daily net asset value of outstanding Trust Shares of the Fund. The Trust Shares of the Equity, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds currently bear the expense of such payments at the annual rate of .35% of the average daily net asset value of each such Fund's outstanding Trust Shares. Distribution expenses payable by the Distributor pursuant to the Distribution Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a Fund's Distribution Shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders and payments to financial institutions that are not affiliated with the Distributor ("Distribution Organizations").

          The Distribution Plan will continue in effect for successive one year periods, provided that such continuance is specifically approved by the vote of a majority of the directors who are not parties to the Distribution Plan or interested

                                    SAI-16-
persons of any such party and who have no direct or indirect financial interest in the Distribution Plan or any related agreement and the vote of a majority of the entire Board of Directors.

          Any material amendment to Excelsior Fund's arrangements with Distribution Organizations must be approved by a majority of Excelsior Fund's Board of Directors (including a majority of the disinterested directors). So long as the Distribution Plan is in effect, the selection and nomination of the members of Excelsior Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of Excelsior Fund will be committed to the discretion of such non-interested directors.

          Shares of the Funds are offered for sale with a maximum sales charge of 4.50%. An illustration of the computation of the offering price per share of the Funds, using the value of each Fund's net assets and number of outstanding securities at the close of business on March 31, 1996 and the value of the initial capitalization of each Fund's Trust Shares prior to the commencement of operations, is as follows:

                                    SAI-17-

                                                     Income
                                     Equity         & Growth
                                      Fund           Fund
                                 Service Shares  Service Shares
                                 --------------  --------------
Net Assets..................  $188,573,804      $127,494,667

Outstanding Shares..........     7,718,433         8,821,024

Net Asset Value Per Share...  $      24.43      $      14.45

Sales Charge (4.50% of the
  offering price)...........  $       1.15      $       0.68

Offering to Public..........  $      25.58      $      15.13

                                                             Environmentally-
                               Long-Term                         Related
                               Supply of                         Products
                                Energy Fund  Productivity     and Services        Aging of
                                Service       Enhancers Fund  Fund Service      America Fund
                                Shares      Service Shares       Shares        Service Shares
                               -----------  ---------------  ----------------  ---------------
Net Assets..................  $ 23,294,491      $29,069,279        $3,946,766      $44,791,773

Outstanding Shares..........     2,440,017        3,290,836           510,900        4,564,329



Net Asset Value Per Share...  $       9.55      $      8.83        $     7.73      $      9.81



Sales Charge (4.50% of the
  offering price)...........  $       0.45      $      0.42        $     0.36      $      0.46



Offering to Public..........  $      10.00      $      9.25        $     8.09      $     10.27

                                    SAI-18-




                                                              Business and
                                     Communication            Industrial
                                         and                 Restructuring           Global           Early Life
                                  Entertainment Fund Service Fund Service      Competitors Fund      Cycle Fund
                                        Shares                  Shares          Service Shares     Service Shares
                              ---------------------------   -----------------  ------------------  ----------------

Net Assets..................                  $46,949,340         $74,052,303         $71,304,491       $78,060,846

Outstanding Shares..........                    4,548,484           5,277,747           6,583,892         7,240,420



Net Asset Value Per Share...                  $     10.32         $     14.03         $     10.83       $     10.78



Sales Charge (4.50% of the
  offering price)...........                  $      0.49         $      0.63         $      0.51       $      0.51



Offering to Public..........                  $     10.81         $     14.69         $     11.34       $     11.29


                                              Equity
                                              Fund
                                              Trust
                                              Shares
                                              ------

Net Assets..................                  $100.00

Outstanding Shares..........                    10

Net Asset Value Per Share...                  $ 10.00

Sales Charge (4.50% of the
  offering price)...........                  $   .47

Offering to Public..........                  $ 10.47




                                       Aging of
                                       --------
                                        America
                                        -------
                                         Fund
                                         ----
                                         Trust
                                         -----
                                        Shares
                                        ------

Net Assets..................           $100.00

Outstanding Shares..........             10

Net Asset Value Per Share...           $10.00

Sales Charge (4.50% of the             $  .47
  offering price)...........

Offering to Public..........           $10.47

                                    SAI-19-

                                                              Business and                            Early Life
                                   Communication and          Industrial             Global             Cycle
                                  Entertainment Fund         Restructuring        Competitors        Fund Trust
                                     Trust Shares          Fund Trust Shares   Fund Trust Shares       Shares
                              ---------------------------  ------------------  ------------------  ----------------
Net Assets..................          $    100.00             $    100.00           $    100.00      $    100.00

Outstanding Shares..........                   10                      10                    10               10

Net Asset Value Per Share...          $     10.00             $     10.00           $     10.00      $     10.00

Sales Charge (4.50% of the
  offering price)...........          $       .47             $       .47           $       .47      $       .47
Offering to Public..........          $     10.47             $     10.47           $     10.47      $     10.47

   As stated in the Prospectuses, the sales load described above will not be applicable to: (a) purchases of Shares by customers of the Investment Adviser or its affiliates; (b) trust, agency or custodial accounts opened through the trust department of a bank, trust company or thrift institution, provided that appropriate notification of such status is given at the time of investment; (c) companies, corporations and partnerships (excluding full service broker/dealers and financial planners, registered investment advisers and depository institutions not covered by the exemptions in (d) and (e) below); (d) financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers; (e) purchases of Shares by depository institutions for their own account as principal; (f) exchange transactions (described below under "Investor Programs -- Exchange Privilege") where the Shares being exchanged were acquired in connection with the distribution of assets held in trust, agency or custodial accounts maintained with the trust department of a bank; (g) corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh accounts) sponsored by the Distributor and IRA accounts sponsored by the Investment Adviser; (h) company-sponsored employee pension or retirement plans making direct investments in the Funds; (i) purchases of Shares by officers, trustees, directors, employees, former employees and retirees of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund"), Excelsior Institutional Trust, Excelsior Funds, the Investment Adviser, the Distributor or of any direct or indirect affiliate of any of them; (j) purchases of Shares by all beneficial shareholders of Excelsior Fund or Excelsior Tax-Exempt Fund as of May 22, 1989; (k) purchases of Shares by investment advisers registered under the Investment Advisers Act of 1940 for their customers through an omnibus account established with United States Trust Company of New York; (l) purchases of Shares by directors, officers and employees of brokers and dealers selling shares pursuant to a selling agreement with Excelsior Fund, Excelsior Tax-Exempt Fund, Excelsior Institutional Trust or Excelsior Funds; (m) purchase of shares by investors who are members of affinity groups serviced

                                    SAI-20-
by USAffinity Investments Limited Partnership; and (n) customers of certain financial institutions who purchase shares through a registered representative of UST Financial Services Corp. on the premises of their financial institutions. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain share exchange transactions. Investors who have previously redeemed shares in a portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund on which a sales load has been paid also have a one-time privilege of purchasing shares of another portfolio of either company at net asset value without a sales charge, provided that such privilege will apply only to purchases made within 30 calendar days from the date of redemption and only with respect to the amount of the redemption.

   Total sales charges paid by shareholders of the Equity and Income and Growth Funds during the fiscal years ended March 31, 1996, 1995 and 1994 were $2,725, $7,492 and $10,877, respectively, and $1,223, $1,713 and $5,866, respectively.
Of these respective amounts, UST Distributors, Inc., the Funds' former distributor, retained $473, $7,092 and $9,249 with respect to the Equity Fund and $298, $1,703 and $5,037 with respect to the Income and Growth Fund for the period April 1, 1995 through July 31, 1995 and for the fiscal years ended March 31, 1995 and 1994, respectively. The balance was paid to selling dealers. Edgewood Services, Inc., the Funds' distributor, retained none of the foregoing sales charges with respect to the Equity and Income and Growth Funds for the period August 1, 1995 through March 31, 1996.

    For the fiscal years ended March 31, 1996, 1995 and 1994, total sales charges paid by shareholders of the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds were $0, $84 and $315; $347, $143 and $181; $325, $0, and $45; $1,662, $357 and $272; $1,728, $438 and $2,453; $3,970,
$779 and $1,672; $405, $353 and $136; and $961, $1,107 and $840, respectively.
Of these respective amounts, UST Distributors, Inc., the Funds' former distributor, retained $0, $84 and $280 with respect to the Long-Term Supply of Energy Fund; $0, $143 and $160 with respect to the Productivity Enhancers Fund; $0, $0 and $0 with respect to the Environmentally-Related Products and Services Fund; $0, $37 and $200 with respect to the Aging of America Fund; $74, $438 and $2,175 with respect to the Communication and Entertainment Fund; $42, $779 and $1,282 with respect to the Business and Industrial Restructuring Fund; $0, $353 and $120 with respect to the Global Competitors Fund; and $0, $1,107 and $744 with respect to the Early Life Cycle Fund for the period April 1, 1995 through July 31, 1995 and for the fiscal years ended March 31, 1995 and 1994, respectively. Edgewood Services, Inc. retained none of the foregoing sales charges with respect to the Long-Term Supply of

                                    SAI-21-

Energy Fund, Productivity Enhancers Fund, Environmentally-Related Products and Services Fund, Aging of America Fund, Communication and Entertainment Fund, Business and Industrial Restructuring Fund, Global Competitors Fund and Early Life Cycle Fund for the period August 1, 1995 through March 31, 1996. The balance was paid to selling dealers.

   Excelsior Fund may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

   In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

   Excelsior Fund reserves the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by Excelsior Fund and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

   Under limited circumstances, Excelsior Fund may accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger,
                                   ---------
or will be limited to other securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) that: (a) meet the investment objective and policies of any Fund acquiring such securities; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of market; and (d) have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, New York Stock Exchange or NASDAQ, or as evidenced by their status as U.S. Government securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that

                                    SAI-22-
are actively traded, money market securities and other similar securities with a readily ascertainable value.


                               INVESTOR PROGRAMS
                               -----------------

Systematic Withdrawal Plan
--------------------------

   An investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The investor may request:

          (1)  A fixed-dollar withdrawal;

          (2)  A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4)  A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the investor must deposit any outstanding certificates for Shares with Chase Global Funds Services Company, the Funds' sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for shares of the same series of any other portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund (the "Companies") or for Trust Shares of Excelsior Institutional Trust. Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies

                                    SAI-23-
or Excelsior Institutional Trust. As of the date of this Statement of Additional Information, Trust Shares were available only in the Equity, Global Competitors, Aging of America, Communication and Entertainment, Business and Industrial Restructuring and Early Life Cycle Funds of Excelsior Fund and the Value Equity and Optimum Growth Funds of Excelsior Institutional Trust. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of investors to no more than six per year. The Companies may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures relating to, such programs directly from their Shareholder Organizations.

          For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the limitation) in the tax basis of the new shares.

Other Investor Programs
-----------------------

          As described in the Prospectuses, Shares of the Funds may be purchased in connection with the Automatic Investment Program, and certain Retirement Programs. Customers of Shareholder Organizations may obtain information on the availability of, and the fees and procedures relating to, such programs directly from their Shareholder Organizations.


                          DESCRIPTION OF CAPITAL STOCK
                          ----------------------------

          Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of capital stock, and to classify or reclassify any unissued shares of Excelsior Fund into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends,

                                    SAI-24-
qualifications, and terms and conditions of redemption. The Prospectuses describe the classes of shares into which Excelsior Fund's authorized capital is currently classified.

          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectuses, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of any series of that Fund are entitled to receive the assets available for distribution belonging to that Fund and allocable to such series and a proportionate distribution, based upon the relative asset values of Excelsior Fund's portfolios, of any general assets of Excelsior Fund not belonging to any particular portfolio of Excelsior Fund which are available for distribution. In the event of a liquidation or dissolution of Excelsior Fund, its shareholders will be entitled to the same distribution process.

          Shareholders of Excelsior Fund are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of Excelsior Fund's shares may elect all of Excelsior Fund's directors, regardless of votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Excelsior Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of Excelsior Fund voting without regard to class.

          Excelsior Fund's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of

                                    SAI-25-
a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of Excelsior Fund, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at their net asset value or converted into shares of another class of Excelsior Fund's capital stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of Excelsior Fund's Common Stock (or of the Shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by Excelsior Fund's Charter, Excelsior Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of Excelsior Fund voting without regard to class or series.


                            MANAGEMENT OF THE FUNDS
                            -----------------------

Directors and Officers
----------------------

          The directors and executive officers of Excelsior Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                    SAI-26-

                                Position          Principal Occupation
                                with              During Past 5 Years and
Name and Address                Excelsior Fund    Other Affiliations
----------------                ----------------  -----------------------------

Alfred C. Tannachion/1/         Chairman of the   Retired; Chairman of the
1135 Hyde Park Court            Board, President  Boards, President and
Mahwah, NJ  07430               and Treasurer     Treasurer of Excelsior Fund
Age: 70                                           and Excelsior Tax-Exempt;
                                                  Chairman of the Board,
                                                  President and Treasurer of UST
                                                  Master Variable Series, Inc.
                                                  (since 1994); Chairman of the
                                                  Board, President and Treasurer
                                                  of Excelsior Institutional
                                                  Trust (since 1995).

Donald L. Campbell              Director          Retired; Director of
333 East 69th Street                              Excelsior Fund and Excelsior
Apt. 10-H                                         Tax-Exempt; Director of UST
New York, NY 10021                                Master Variable Series, Inc.
Age: 70                                           (since 1994); Trustee of
                                                  Excelsior Institutional Trust
                                                  (since 1995); Director, Royal
                                                  Life Insurance Co. of NY
                                                  (since 1991).

Joseph H. Dugan                 Director          Retired; Director of
913 Franklin Lakes Road                           Excelsior Fund and Excelsior
Franklin Lakes, NJ  07417                         Tax-Exempt; Director of UST
Age: 71                                           Master Variable Series, Inc.
                                                  (since 1994); Trustee of
                                                  Excelsior Institutional Trust
                                                  (since 1995).

Wolfe J. Frankl                 Director          Retired; Director of
2320 Cumberland Road                              Excelsior Fund and Excelsior
Charlottesville, VA  22901                        Tax-Exempt; Director of UST
Age: 75                                           Master Variable Series, Inc. (since
                                                  1994); Trustee of Excelsior
                                                  Institutional Trust (since 1995);
                                                  Director, Deutsche Bank Financial, Inc.
                                                  (since 1989); Director, The Harbus
                                                  Corporation (since 1951); Trustee, HSBC
                                                  Funds Trust and HSBC Mutual Funds Trust
                                                  (since 1995).

--------------------

1. This director is considered to be an "interested person" of Excelsior Fund as defined in the 1940 Act.

                                    SAI-27-

                                Position          Principal Occupation
                                with              During Past 5 Years and
Name and Address                Excelsior Fund    Other Affiliations
----------------                ----------------  -----------------------------

Robert A. Robinson              Director          Director of Excelsior Fund
Church Pension Fund                               and Excelsior Tax-Exempt;
800 Second Avenue                                 Director of UST Master
New York, NY  10017                               Variable Series, Inc. (since
Age: 70                                           1994); Trustee of Excelsior
                                                  Institutional Trust (since 1995);
                                                  President Emeritus, The Church Pension
                                                  Fund and its affiliated companies
                                                  (since 1968); Trustee, H.B. and F.H.
                                                  Bugher Foundation and Director of its
                                                  wholly owned subsidiaries -- Rosiclear
                                                  Lead and Flourspar Mining Co. and The
                                                  Pigmy Corporation (since 1984);
                                                  Director, Morehouse Publishing Co.
                                                  (since 1974); Trustee, HSBC Funds Trust
                                                  and HSBC Mutual Funds Trust (since
                                                  1982); Director, Infinity Funds, Inc.
                                                  (since 1995).

Frederick S. Wonham/1/          Director          Retired; Director of Excelsior Fund
238 June Road                                     and Excelsior Tax-Exempt; Trustee of
Stamford, CT  06903                               Excelsior Funds and Excelsior
Age: 65                                           Institutional Trust (since 1995);
                                                  Vice Chairman of U.S. Trust Corporation
                                                  and U.S. Trust Company of New York
                                                  (until September, 1995); Chairman, U.S.
                                                  Trust of Connecticut.

W. Bruce McConnel, III    Secretary               Partner of the law firm of Drinker
Philadelphia National                             Biddle & Reath.
 Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age: 53

Sherry Aramini            Assistant               Second Vice President, Blue
Chase Global Funds        Secretary               Sky Compliance Manager,
 Services Company                                 Chase Global Funds Services
73 Tremont Street                                 Company since May 1996;
Boston, MA  02108-3913                            Technical Resource Manager,
Age: 32                                           Chase Global Funds Services
                                                  Company, April 1995-May 1996; Financial
                                                  Reporting Supervisor, Chase Global
                                                  Funds Services Company, September 1993-
                                                  April 1995; Audit Supervisor, Coopers &
                                                  Lybrand L.L.P., July 1990-August 1993.

-----------------------

1. This director is considered to be an "interested person" of Excelsior Fund as defined in the 1940 Act.

                                    SAI-28-

                                Position          Principal Occupation
                                with              During Past 5 Years and
Name and Address                Excelsior Fund    Other Affiliations
----------------                ----------------  -----------------------------

John M. Corcoran                Assistant         Vice President, Director of
Chase Global Funds              Treasurer         Administration, Client Group,
Services Company                                  Chase Global Funds Services
73 Tremont Street                                 Company (July 1996-present);
Boston, MA  02108-3913                            Second Vice President, Manager
Age: 31                                           of Administration, Chase Global
                                                  Funds Services Company (October
                                                  1993-July 1996); Audit Manager,
                                                  Ernst & Young LLP (from August 1987
                                                  to September 1993).

          Each director of Excelsior Fund receives an annual fee of $9,000 plus a per-Company meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum with respect to each Company for services in such capacity. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to Excelsior Fund. The employees of Chase Global Funds Services Company do not receive any compensation from Excelsior Fund for acting as officers of Excelsior Fund. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of Excelsior Fund. As of July 15, 1996, the directors and officers of Excelsior Fund as a group owned beneficially less than 1% of the outstanding Shares of each Fund of the Company, and less than 1% of the outstanding Shares of all Funds of the Company in the aggregate.

          The following chart provides certain information about the fees received by Excelsior Fund's directors in the most recently completed fiscal year.

                                    SAI-29-

                                              Pension or
                                              Retirement        Total
                                               Benefits     Compensation
                                              Accrued as from Excelsior Fund
                               Aggregate        Part of       and Fund
         Name of           Compensation from    Fund        Complex* Paid
     Person/Position        Excelsior Fund    Expenses      to Directors
-------------------------  -----------------  --------   -------------------

Donald L. Campbell              $16,500       None             $39,500(4)**
Director

Joseph H. Dugan                 $16,500       None             $39,500(4)**
Director

Wolfe J. Frankl                 $16,500       None             $39,500(4)**
Director

Robert A. Robinson              $16,500       None             $39,500(4)**
Director

Alfred C. Tannachion            $21,500       None             $51,500(4)**
Chairman of the Boards,
President and Treasurer

Frederick S. Wonham+            $ 6,375       None             $   14,424**

---------------------------

/*/ The "Fund Complex" consists of Excelsior Fund, Excelsior Tax-Exempt Funds, Inc., UST Master Variable Series, Inc., Excelsior Funds and Excelsior Institutional Trust.

/**/ Number of investment companies in the Fund Complex for which director serves as director or trustee.

/+/ Frederick S. Wonham was elected to the Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. on November 17, 1995.


Investment Advisory and Administration Agreements
-------------------------------------------------

          United States Trust Company of New York serves as Investment Adviser to the Funds. In the Investment Advisory Agreement, the Investment Adviser has agreed to provide the services described in the Prospectuses. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

          For the fiscal year ended March 31, 1994, Excelsior Fund paid the Investment Adviser $870,735, $555,404, $599, $12,682, $0, $2,216, $59,196,
$4,566, $5,162 and $53,036 with respect to the Equity, Income and Growth, Long-Term Supply of

                                    SAI-30-

Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the Investment Adviser waived fees totalling $1,516, $1,179, $22,139, $30,754, $18,247, $32,626, $22,594, $29,394, $26,625 and $23,696 with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.

          For the fiscal year ended March 31, 1995, Excelsior Fund paid the Investment Adviser advisory fees of $880,638, $726,295, $48,882, $79,570, $0,
$68,122, $136,328, $120,783, $79,924 and $194,501 with respect to the Equity,
Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the Investment Adviser waived fees totalling $26,987, $24,620, $20,193, $22,983, $26,278,
$24,503, $17,130, $18,380, $15,637 and $26,625 with respect to the Equity,
Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.

          For the fiscal year ended March 31, 1996, Excelsior Fund paid the Investment Adviser advisory fees of $1,111,127; $785,037; $114,497; $147,036;
$0; $185,180; $222,009; $273,025; $253,937; and $336,194 with respect to the
Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the Investment Adviser waived fees totalling $106,377, $69,637, $10,935, $11,813, $25,855,
$15,937, $18,360, $21,119, $16,714, and $57,942 with respect to the Equity,
Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.

          The Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from

                                    SAI-31-
willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the Investment Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

          Chase Global Funds Services Company ("CGFSC"), Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust (the "Administrators") serve as the Funds' administrators. Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the Securities and Exchange Commission, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

          Prior to August 1, 1995, administrative services were provided to the Funds by CGFSC and Concord Holding Corporation (collectively, the "former administrators") under an administration agreement having substantially the same terms as the Administration Agreement currently in effect.

          For the fiscal year ended March 31, 1994, Excelsior Fund paid the former administrators $179,398, $114,452, $5,826, $17,527, $4,739, $7,444,
$22,881, $10,016, $10,462 and $21,420 in the aggregate with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the former administrators waived fees totalling $17,424, $5,723, $18,511, $15,806, $2,360,
$13,234, $12,788 and $1,861 with respect to the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.

          For the fiscal year ended March 31, 1995, Excelsior Fund paid the former administrators $186,366, $154,582, $19,660, $26,357, $5,451, $24,003,
$39,403, $35,765, $24,816 and $56,809 in the aggregate with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers,

                                    SAI-32-

Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the former administrators waived fees totalling $22,090, $15,393, $36,299, $17,747, $2,347,
$5,985 and $16,934 with respect to the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring and Global Competitors Funds, respectively.

          For the period April 1, 1995 through July 31, 1995, Excelsior Fund paid the former administrators $72,709, $53,296, $9,318, $11,203, $6,000,
$13,476, $16,964, $18,319, $16,756 and $27,350 in the aggregate with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the former administrators waived fees totalling $1,640, $575, $9, $10, $0, $13, $37, $34, $16 and $75 with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.

          For the period August 1, 1995 through March 31, 1996, Excelsior Fund paid the Administrators $171,595, $120,732, $22,976, $29,686, $6,494, $38,285,
$44,871, $57,370, $52,911 and $74,016 in the aggregate with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. For the same period, the Administrators waived fees totalling $4,809, $1,416, $17,697, $9,101, $37,506, $13, $16, $19,
$7 and $40 with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.


Service Organizations
---------------------

          As stated in the Prospectuses, Excelsior Fund will enter into agreements with Service Organizations. Such shareholder servicing agreements will require the Service Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for

                                    SAI-33-
a Fund's payment (on an annualized basis) of up to .40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Service Organization. Such services may include: (a) assisting Customers in designating and changing dividend options, account designations and addresses; (b) providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records, as may reasonably be requested from time to time by Excelsior Fund; (c) assisting in processing purchases, exchange and redemption transactions; (d) arranging for the wiring of funds; (e) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (f) verifying and guaranteeing Customer signatures in connection with redemption orders, transfers among and changes in Customer-designated accounts; (g) providing periodic statements showing a Customer's account balances and, to the extent practicable, integrating such information with information concerning other client transactions otherwise effected with or through the Service Organization; (h) furnishing on behalf of Excelsior Fund's distributor (either separately or on an integrated basis with other reports sent to a Customer by the Service Organization) periodic statements and confirmations of all purchases, exchanges and redemptions of Shares in a Customer's account required by applicable federal or state law; (i) transmitting proxy statements, annual reports, updating prospectuses and other communications from Excelsior Fund to Customers; (j) receiving, tabulating and transmitting to Excelsior Fund proxies executed by Customers with respect to annual and special meetings of shareholders of Excelsior Fund; (k) providing reports (at least monthly, but more frequently if so requested by Excelsior Fund's distributor) containing state-by-state listings of the principal residences of the beneficial owners of the Shares; and (l) providing or arranging for the provision of such other related services as Excelsior Fund or a Customer may reasonably request.

          Excelsior Fund's agreements with Service Organizations are governed by an Administrative Services Plan (the "Plan") adopted by Excelsior Fund.
Pursuant to the Plan, Excelsior Fund's Board of Directors will review, at least quarterly, a written report of the amounts expended under Excelsior Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations will be approved annually by a majority of Excelsior Fund's directors, including a majority of the directors who are not "interested persons" of Excelsior Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to Excelsior Fund's arrangements with Service Organizations must be approved by a majority of Excelsior Fund's Board of Directors (including a majority of the Disinterested Directors). So long as Excelsior Fund's

                                    SAI-34-
arrangements with Service Organizations are in effect, the selection and nomination of the members of Excelsior Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of Excelsior Fund will be committed to the discretion of such non-interested Directors.

          For the fiscal years ended March 31, 1996, 1995 and 1994, payments to Service Organizations totalled $112,827, $26,987 and $1,516; $71,628, $24,620 and $1,179; $10,946, $3,576 and $124; $11,169, $4,525 and $239; $4,404, $1,660
and $83; $15,685, $4,051 and $180; $18,414, $7,168 and $382; $21,172, $5,189 and
$196; $16,737, $3,243 and $117; and $58,058, $17,091 and $779 with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively. Of these amounts, $97,209, $18,606 and $1,516; $66,022, $22,697 and $1,179; $10,945, $3,525 and
$124; $11,169, $4,446 and $239; $4,403, $1,626 and $83; $15,685, $3,902 and
$180; $18,385, $6,707 and $382; $21,149, $4,851 and $196; $16,737, $3,163 and
$717; and $58,039, $16,428 and $779 were paid to affiliates of U.S. Trust with respect to the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds, respectively.

Expenses
--------

          Except as otherwise noted, the Investment Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include taxes; interest; fees (including fees paid to Excelsior Fund's Directors and officers who are not affiliated with the Distributor or the Administrators); Securities and Exchange Commission fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; expenses related to the Distribution Plan; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

          If the expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser and the Administrators will reimburse such Fund for a portion of any such

                                    SAI-35-
excess to the extent required by such regulations in proportion to the fees received by them in such year up to the amount of the fees payable to them, provided, however, to the extent required by such state regulations, the Investment Adviser and the Administrators have agreed to effect such reimbursement regardless of the fees payable to them. The amounts of the above reimbursements, if any, will be estimated, reconciled and paid on a monthly basis. To Excelsior Fund's knowledge, of the applicable expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets and 1/2% of average annual net assets in excess of $100 million.

Custodian and Transfer Agent
----------------------------

          The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' assets. Under the custodian agreement, Chase has agreed to (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to Excelsior Fund's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation.

          U.S. Trust also serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust has agreed to (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to Excelsior Fund concerning the Funds' operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          U.S. Trust may, at its own expense, delegate its transfer agency obligations to another transfer agent registered

                                    SAI-36-
or qualified under applicable law, provided that U.S. Trust shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust. For the services provided by CGFSC, U.S. Trust has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from Excelsior Fund for any of its sub-transfer agency services. U.S. Trust may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.


                             PORTFOLIO TRANSACTIONS
                             ----------------------

          Subject to the general control of Excelsior Fund's Board of Directors, the Investment Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of each of the Funds.

          The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Funds' portfolio turnover rate may also be affected by cash requirements for redemptions of Shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Funds' Prospectuses for the Funds' portfolio turnover rates.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. For the fiscal years ended March 31, 1994, March 31, 1995 and March 31, 1996, the Equity Fund paid brokerage commissions aggregating $61,608, $123,112 and $174,492, respectively, and the Income and Growth Fund paid brokerage commissions aggregating $140,168, $89,218 and $89,512, respectively.

          For the fiscal years ended March 31, 1994, March 31, 1995, and March 31, 1996, the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds paid brokerage commissions aggregating $15,871, $36,759 and $46,678; $40,563, $141,290 and $353,788; $13,602, $16,669 and $18,680;
$20,905, $28,296 and $67,494; $40,593, $50,724 and $68,004; $46,444, $121,755
and $152,269;

                                    SAI-37-

$17,428, $41,638 and $79,458; and $40,397, $73,534 and $95,108, respectively.

          Transactions in domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

          The Investment Advisory Agreement between Excelsior Fund and the Investment Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of Excelsior Fund, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of Excelsior Fund's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Investment Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Funds.

                                    SAI-38-

          Portfolio securities will not be purchased from or sold to the Investment Adviser, Distributor, or any affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission.

          Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          To the extent that a Fund effects brokerage transactions with any broker-dealer affiliated directly or indirectly with U.S. Trust, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions, will be fair and reasonable to the shareholders of the Fund.

          Excelsior Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by Excelsior Fund as of the close of its most recent fiscal year. As of March 31, 1996, the following Funds held the following securities of Excelsior Fund's regular brokers or dealers or their parents: (a) the Equity held the following security: 88,000 shares of common stock of Morgan Stanley & Co., Inc.; (b) the Income & Growth Fund held the following security: 48,000 shares of common stock of Morgan Stanley & Co., Inc.; (c) the Business and Industrial Restructuring Fund held the following security: 18,000 shares of common stock of First National Bank of Chicago; (d) the Aging of America Fund held the following security: 16,000 shares of common stock of Dean Witter Reynolds; (e) the Global Competitors Fund held the following security: 45,000 shares of common stock of Morgan Stanley & Co., Inc. Morgan Stanley & Co., Inc., First National Bank of Chicago and Dean Witter Reynolds, Inc. are considered to be regular brokers or dealers of Excelsior Fund.

                                    SAI-39-

                             INDEPENDENT AUDITORS
                             --------------------

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of Excelsior Fund. The Funds' Financial Highlights included in the Prospectuses and the financial statements for the period ended March 31, 1996 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                    COUNSEL
                                    -------

          Drinker Biddle & Reath (of which Mr. McConnel, Secretary of Excelsior Fund, is a partner), Philadelphia National Bank Building, 1345 Chestnut Streets, Philadelphia, Pennsylvania 19107, is counsel to Excelsior Fund and will pass upon the legality of the Shares offered by the Prospectuses.


                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

          The following supplements the tax information contained in the Prospectuses.

          Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. If, for any reason, a Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, such Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          A Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Upon the sale or exchange of Shares, if the shareholder has not held such Shares for more than six months, any loss on the sale or exchange of those Shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the Shares.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income

                                    SAI-40-
and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "30% test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. With respect to forward contracts, futures contracts, options on futures contracts, and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a contract, option or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract, option or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract, option or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months has elapsed between the date the contract, option or instrument was acquired and the termination date. Increases and decreases in the value of the forward contracts, futures contracts, options on futures contracts and other investments that qualify as part of a "designated hedge," as defined in Section 851(g) of the Code, may

                                    SAI-41-
be netted for purposes of determining whether the 30% test is met.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

          The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.


                            PERFORMANCE INFORMATION
                            -----------------------

          The Funds may advertise the "average annual total return" for its Service Shares and Trust Shares. Such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                           ERV  /1/n/
                    T = [(-----) - 1]
                            P

      Where:   T =  average annual total return.

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

               P =  hypothetical initial payment of $1,000.

               n =  period covered by the computation, expressed in years.

                                    SAI-42-

     Each Fund that advertises an "aggregate total return" for its Service Shares and Trust Shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                            ERV
               Aggregate Total Return = [(------)] - 1
                                             P


          The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date (reflecting any sales load charged upon such reinvestment), (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with the purchase of Shares.

          Based on the foregoing calculations, the total returns for the Service Shares of the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds for the one year period ended March 31, 1996 were 20.75%, 20.14%, 16.17%, 21.30%, 18.92%, 20.14%, 8.42%,
30.31%, 21.72% and 12.97%, respectively. The average annual total returns for the Service Shares of the Equity Fund and the Income and Growth Fund for the five year period ended March 31, 1996 were 15.49% and 14.73%, respectively. The average annual total return for the Service Shares of the Equity Fund for the
ten year period ended March 31, 1996 was 11.58%.   The average annual total
returns for the Service Shares of the Income and Growth Fund for the period January 6, 1987 (the commencement of operations) to March 31, 1996 was 10.93% The average annual total returns for the Service Shares of the Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds for the period from December 31, 1992 (commencement of operations) to March 31, 1996 were 9.52%, 11.63%, 1.74%, 9.91%, 15.51%, 24.24%, 13.67% and

                                    SAI-43-

16.16%, respectively. No Trust Shares of the Funds had been issued as of March 31, 1996.

          The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

          The total return of Shares of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal
                     ----- --------  ------  --------  --- ---- ------ -------
and The New York Times, or in publications of a local or regional nature, may
    --- --- ---- -----
also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that together with market conditions and events, materially affected each Fund's performance.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund Shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund Shares received through reinvestment. As a result, the value of the Fund investment would increase more

                                    SAI-44-
quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and Shares of a Fund. In addition, advertisement, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS
                                 -------------

          As used in the Prospectuses, "assets belonging to a Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of Excelsior Fund not belonging to a particular portfolio of Excelsior Fund. In determining a Fund's net asset value, assets belonging to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of Excelsior Fund which are normally allocated in proportion to the relative asset values of Excelsior Fund's portfolios at the time of allocation. Subject to the provisions of Excelsior Fund's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

          As of July 25, 1996, U.S. Trust held of record substantially all of the Shares in the Funds, in each case as agent or custodian for its customers, but did not own such Shares beneficially because it did not have discretion to vote or invest such Shares.

                                    SAI-45-

          As of July 25, 1996, the name, address and percentage ownership of each person, in addition to U.S. Trust, that beneficially owned 5% or more of the outstanding shares of a Fund were as follows: Equity Fund: United States
                                                   -----------
Trust Company Retirement Fund, 114 West 47th Street, New York, New York 10036, 18.6%.

                              FINANCIAL STATEMENTS
                              --------------------

          Excelsior Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1996 (the "Annual Report") for the domestic equity portfolios accompanies this Statement of Additional Information. The financial statements in the Annual Report for the Equity, Income and Growth, Long-Term Supply of Energy, Productivity Enhancers, Environmentally-Related Products and Services, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds (the "Financial Statements") are incorporated in this Statement of Additional Information by reference. The Financial Statements included in the Annual Report for the fiscal year ended March 31, 1996 have been audited by Excelsior Fund's independent auditors, Ernst & Young LLP, whose reports thereon also appear in such Annual Report and are incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                    SAI-46-

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                                    SAI-A-1

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk

                                    SAI-A-2
factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one

                                    SAI-A-3
year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations which possess a particularly strong credit feature are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

                                    SAI-A-4

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                                    SAI-A-5

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are

                                    SAI-A-6
likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P) ... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                                    SAI-A-7

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA"

                                    SAI-A-8
categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in

                                    SAI-A-9
business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                                    SAI-A-10

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection

                                    SAI-A-11
commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                    SAI-A-12